Registration No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

|_|   Pre-Effective Amendment No.__    |_| Post-Effective Amendment No.___

(Check appropriate box or boxes)

DREYFUS FOUNDERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)
(303) 394-4404

(Area Code and Telephone Number)
Founders Financial Center
2930 East Third Avenue, Denver, Colorado 80206

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Kenneth R. Christofffersen, Esq.
Founders Financial Center
2930 East Third Avenue
Denver, Colorado 80206
copy to:

Mark N. Jacobs, Esq. c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166	and	Lewis G. Cole, Esq. Stroock & Stroock & Lavan LLP 180 Maiden Lane New York, New York 10038

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on June 25, 2001 pursuant to Rule 488.

           An indefinite number of Registrant's shares of common stock, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS FOUNDERS FUNDS, INC.
Form N-14
Cross Reference Sheet

FORM N-14 ITEM NO. PART A	PROSPECTUS/PROXY STATEMENT CAPTION
Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Exchange; Information about the Exchange

Item 5.	Information About the Registrant	Letter to Shareholders; Summary; Reasons for the Exchange; Additional Information about the Acquiring Fund and the Fund

Item 6.	Information About the Company Being Acquired	Letter to Shareholders; Reasons for the Exchange; Additional Information about the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Founders Funds, Inc. - Dreyfus Founders International Equity Fund - dated May 1, 2001(1)

Item 13.	Additional Information About the Company Being Acquired	Statement of Additional Information of Dreyfus International Funds, Inc. - Dreyfus International Growth Fund - dated October 1, 2000(2)

Item 14.	Financial Statements	Annual Report of Dreyfus Founders International Equity Fund dated December 31, 2000; Annual Report and Semi-Annual Report of Dreyfus International Growth Fund dated May 31, 2000 and November 30, 2000, respectively; Pro Forma Financial Statements

PART C Item 15. Item 16. Item 17.	Indemnification Exhibits Undertakings

__________

(1)	Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A (File No. 2-17531).

(2)	Incorporated herein by reference to the Registration Statement of Dreyfus International Funds, Inc. on Form N-1A (File No. 33-58248).

DREYFUS INTERNATIONAL GROWTH FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of the Dreyfus International Growth Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization for the Fund under which all of the Fund's assets would be transferred in a tax-free reorganization to Dreyfus Founders International Equity Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has substantially similar investment objectives and management policies as the Fund. The Acquiring Fund is a series of Dreyfus Founders Funds, Inc., and the Fund is a series of Dreyfus International Funds, Inc. (the "Company").

           After careful review, the Company's Board of Directors has approved the proposed reorganization. The Company's Directors believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Your vote is important. Please take a moment to sign and return your proxy card in the enclosed postage-paid return envelope. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

          Further information about the reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, Michael A. Rosenberg Secretary

July __, 2001

TRANSFER OF THE ASSETS OF
DREYFUS INTERNATIONAL GROWTH FUND
(a series of Dreyfus International Funds, Inc.)

TO AND IN EXCHANGE FOR CLASS A SHARES OF
DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(a series of Dreyfus Founders Funds, Inc.)

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it would also be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Founders International Equity Fund on or about September __, 2001 (“Closing Date”) and will no longer be a shareholder of the Fund, which will cease operations pursuant to the proposed reorganization. You will receive Class A shares of Dreyfus Founders International Equity Fund with a value equal to the value of your investment in the Fund as of the Closing Date. No sales charge will be imposed at the time of the transaction, nor will you be subject to a sales charge on any additional investments you make in Class A shares of Dreyfus Founders International Equity Fund for as long as your account is open.

WHAT ARE THE BENEFITS OF THIS REORGANIZATION FOR ME?

The Fund’s Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially the same investment goals in a larger combined fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The investment goal of each fund is to provide long-term capital growth. The investment policies and restrictions of each fund (and related risks), however, are not identical. The Dreyfus Corporation (“Dreyfus”) is the Fund’s investment adviser. Founders Asset Management LLC, an affiliate of Dreyfus, is the investment adviser for Dreyfus Founders International Equity Fund. Douglas A. Loeffler is the portfolio manager for both funds. Since Dreyfus Founders International Equity Fund would be the surviving entity in the reorganization, its investment policies and restrictions would continue in effect following the reorganization. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization. Since the Dreyfus Founders International Equity Fund intends to distribute any net investment income and net realized capital gains in December 2001, Fund shareholders could receive two taxable distributions on their investments this year if the reorganization is approved.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. If the reorganization is approved, you will continue to enjoy the same shareholder privileges such as the Exchange Privilege, TeleTransfer Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Sweep, Auto-Exchange Privilege and Automatic Withdrawal Plan.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, including a possible lower operating expense ratio, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund on the date of the reorganization.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

The Board of Directors recommends that you vote FOR the reorganization. The Directors believe the reorganization is in the best interests of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS INTERNATIONAL GROWTH FUND
(A Series of Dreyfus International Funds, Inc.)

Notice of Special Meeting of Shareholders

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus International Growth Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, September 14, 2001, at 10:00 a.m., Eastern time, for the following purposes:

1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Founders International Equity Fund (the “Acquiring Fund”) in exchange for the Acquiring Fund’s Class A shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Exchange”). Class A shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on June 29, 2001, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors Michael A. Rosenberg Secretary

New York, New York
July __, 2001

WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS INTERNATIONAL GROWTH FUND
(a Series of Dreyfus International Funds, Inc.)

To and in Exchange for Class A Shares of

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(a Series of Dreyfus Founders Funds, Inc.)

PROSPECTUS/PROXY STATEMENT

Special Meeting of Shareholders
to be held on Friday, September 14, 2001

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus International Funds, Inc. (the "Company"), on behalf of Dreyfus International Growth Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, September 14, 2001, at 10:00 a.m., Eastern time, and at any adjournment thereof, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 29, 2001, are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Founders International Equity Fund (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

           This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated _______, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end, management investment companies. The Fund is advised by The Dreyfus Corporation ("Dreyfus") and the Acquiring Fund is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus. The Acquiring Fund's address is 2930 East Third Avenue, Denver, Colorado 80206, and its phone number is 1-800-525-2440. The funds have the same portfolio manager and investment objective and substantially similar management policies. However, the investment policies and restrictions of each fund (and related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement

.

           The Acquiring Fund's Prospectus dated May 1, 2001 and the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2000, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. For a free copy of the Fund's Prospectus dated October 1, 2000, the Annual Report for the fiscal year ended May 31, 2000 and the Semi-Annual report for the six months ended November 30, 2000, write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of June __, 2001, there were _______ Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about July __, 2001.

Summary

Reasons for the Exchange

Information about the Exchange

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization
7 18 19 21 21 23 23 24 A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of Class A shares (or fractions thereof) of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

           As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

           The Company's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

           Comparison of the Fund and Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in those Prospectuses, which are incorporated herein by reference.

           Goal/Approach. Both the Fund and Acquiring Fund seek long-term capital growth.

           To pursue their goals, the Acquiring Fund and the Fund each invest primarily in equity securities of issuers that have their principal business activities outside the United States. Specifically, the Acquiring Fund normally invests at least 65% of its total assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. Similarly, the Fund invests at least 65% of its total assets in equity securities of foreign issuers, including foreign companies. Though not specifically limited, the Fund ordinarily invests in companies in at least three foreign countries. Moreover, although the Fund expects to invest primarily in the stocks of companies located in developed countries, it also may invest in the securities of companies in or governments of emerging market countries. The equity securities in which the funds may invest include common stocks, preferred stocks and convertible securities. Each fund may invest in American Depositary Receipts and American Depositary Shares, which are subject to many of the same risks as direct investments in foreign securities.

           In managing the Acquiring Fund, Founders determines whether an issuer's principal activities are outside of the United States based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange, but also may be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets. The Acquiring Fund will not invest more than 50% of its assets in the securities of issuers in any one foreign country. Although the Acquiring Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

           The Acquiring Fund and Fund are managed using a "growth style" of investing. The portfolio manager for the Acquiring Fund and the Fund uses a "bottom-up" approach, focusing on individual stock selection rather than on macroeconomic factors, to choose stocks of companies whose revenue growth and earnings growth appear to be faster than those of industry peers or the local market.

           The Fund and the Acquiring Fund may engage in foreign currency transactions and in futures and options transactions. Each of the Acquiring Fund and the Fund may employ these strategies to hedge its portfolio. The Fund also may use them to increase returns. The Acquiring Fund may use them only as a hedging strategy and not for speculative purposes. Each fund also may lend portfolio securities and the Fund may borrow money for investment purposes. The Acquiring Fund may engage in short-selling securities, if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

           The Fund is a non-diversified investment company, and the Acquiring Fund is a diversified investment company. As a non-diversified fund, the Fund may own larger positions in a smaller number of securities than a diversified fund. This means that an increase or decrease in the value of a single security could have a greater impact on the Fund's net asset value and total return than in a diversified fund. As a diversified fund, the Acquiring Fund is required under the 1940 Act to spread its investments among more issuers.

           For more information on either the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the Fund's Prospectus and "Investment Approach" in the Acquiring Fund's Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information and "Investment Strategies and Risks" in the Acquiring Fund's Statement of Additional Information.

           Main Risks. The risks associated with an investment in the Acquiring Fund and Fund are substantially similar. While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The performance of the Fund and Acquiring Fund will be influenced by political, social and economic risks affecting foreign companies throughout the world. The value of your investment in the Acquiring Fund, as in the Fund, will go up and down (sometimes dramatically), which means that you could lose money.

           Investments in foreign securities involve different risks than U.S. investments. These risks include:

•	Market Risk. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

•	Regulatory Risk. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are generally less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. Each fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

•	Currency Risk. The assets of the Acquiring Fund and the Fund are invested primarily in foreign securities. Since substantially all of their revenue is received in foreign currencies, each fund’s net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. Each fund pays dividends in U.S. dollars and incurs currency conversion costs.

•	Political Risk. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of assets of each fund; and political, economic, or social instability.

•	Sector Risk. Securities of companies within specific sectors of the economy can perform differently from the overall market. The technology sector’s performance in recent years is an example. Certain sectors may perform differently from the broader market due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Acquiring Fund and the Fund may own more securities in certain industry sectors than others, each fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the fund.

•	Initial Public Offerings. Each fund may invest in initial public offerings (“IPOs”). The effect of IPOs on a fund’s performance depends on a variety of factors, including the number of IPOs in which the fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Part of the historical performance of each of the Acquiring Fund and the Fund is due to such fund’s purchase of securities sold in IPOs. There is no guarantee that investments in IPOs, if any, will continue to have a similar impact on a fund’s performance.

•	Some foreign companies may exclude U.S. investors, such as the funds, from participating in beneficial corporate actions, such as rights offerings. As a result, the funds may not realize the same value from a foreign investment as shareholders residing in that country.

           In addition, the Fund and the Acquiring Fund may invest in the stocks of companies located in countries with emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations.

           The Acquiring Fund and the Fund invest in growth companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may punish the stock prices inordinately, even if the earnings show an absolute increase. Growth company stocks typically lack the dividend yield that could cushion stock prices in market downturns.

           The Fund and the Acquiring Fund may engage in foreign currency transactions. While used primarily to hedge a fund's portfolio and manage exposure to certain foreign markets, such transactions can increase the fund's volatility and lower its returns.

           The Fund, and the Acquiring Fund at times, may use derivatives, such as options and futures, to hedge their portfolios, and the Fund also may use such derivatives to increase returns. Derivatives can be illiquid and highly volatile. A small investment in certain derivatives could have a potentially large impact on performance.

           The Fund can buy securities with borrowed money (which is a form of leverage), which could have the effect of magnifying gains or losses. While the Acquiring Fund is permitted to borrow money for any purpose, including for investment purposes, it currently intends to borrow money only for temporary or emergency purposes and has a policy that it will not make any additional investments when borrowings exceed 5% of the Acquiring Fund's total assets.

           At times, the Fund and the Acquiring Fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions, and lower after-tax performance accordingly.

           Under adverse market conditions, the Fund or the Acquiring Fund each could invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. Although the Fund or Acquiring Fund would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in the market. To the extent a fund invests defensively in these securities, it might not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Investment Strategies and Risks" in the Acquiring Fund's Statement of Additional Information and "Description of the Company and Funds" in the Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The Fund's shares are offered at net asset value per share ("NAV") without a sales charge (load). Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 5.75% of the offering price. In addition, Class A shares of the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge ("CDSC"). However, Class A shares of the Acquiring Fund received by Fund shareholders in the Exchange will NOT be subject to a front-end sales charge or CDSC. In addition, each Fund --- shareholder who participates in the Exchange will be able to purchase at NAV (without the imposition of any front-end sales charge or CDSC) additional Class A shares of the Acquiring Fund for such shareholder's account opened at the time of the Exchange. See "Account Policies--Share Class Charges" in the Acquiring Fund's Prospectus for a discussion of the initial sales charge and CDSC imposed on Class A shares of the Acquiring Fund.

           Fees and Expenses. The following information concerning fees and expenses of the Fund and the Acquiring Fund is derived primarily from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended May 31, 2000 for the Fund and December 31, 2000 for the Acquiring Fund, except that annual operating expenses for the Acquiring Fund have been restated to reflect a contractual agreement by Founders, effective April 1, 2001, to waive that portion of the Acquiring Fund's management fee which exceeds 0.75% of the Acquiring Fund's average daily net assets, and to limit total annual fund operating expenses (with reimbursements, waivers, and credits) of the Acquiring Fund's Class A shares to 1.40% of the Acquiring Fund's average daily net assets. Because the Exchange will result in a larger combined fund that has a lower expense ratio, it also may benefit Founders since an effect would be to reduce the amount of expenses Founders is required to absorb under such expense limitation. The "Pro Forma After Exchange" operating expenses information is based on the net assets and expense accruals of the Fund and the Acquiring Fund as of December 31, 2000, as adjusted showing the effect of the Exchange had it occurred on such date. The Fund charges a 1% redemption fee when shareholders sell or exchange Fund shares owned for less than six months. The redemption fee is paid from the shareholder's Fund account. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                                        Pro Forma
                                                                          After
                                                    Acquiring            Exchange
                                Fund                  Fund             Acquiring Fund
                                Shares            Class A Shares       Class A Shares
                                ------           --------------        --------------
Management fees                  0.75%                0.75%                0.75%
Rule 12b-1 fee                   0.50%                None                  None
Shareholder services fee         0.25%                0.25%                0.25%
Other expenses                   0.48%                0.57%                0.52%
Total                            1.98%                1.57%                1.52%
Less Fee Waivers                  --                (0.17)%               (0.12)%
Net Expenses                     1.98%                1.40%                1.40%

Example

           This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because each Fund shareholder who participates in the Exchange will be able to purchase additional Class A shares in such accounts at NAV without the imposition of any front-end sales charge or CDSC, the example does not reflect the sales charges otherwise applicable to Class A shareholders (if the sales charge was reflected, the figures would be higher). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                                                    Acquiring Fund
                                                                    Class A Shares
                                          Acquiring Fund              Pro Forma
                   Fund Shares            Class A Shares           After Exchange
1 Year                $201                     $143                       $143
3 Years               $621                     $443                       $443
5 Years             $1,068                     $766                       $766
10 Years            $2,306                   $1,680                     $1,680

           Past Performance. The bar charts and table below provide an indication of the risks of investing in the Acquiring Fund. The first bar chart shows the Acquiring Fund's Class A performance for its first full calendar year of operations. As Class A has only one full calendar year of operations, the second bar chart is provided to show the changes in the year to year performance of the Acquiring Fund's Class F shares, which are not offered in the Exchange. The table compares the average annual total return of the Acquiring Fund's Class A shares and Class F shares to that of the Morgan Stanley Capital International (MSCI) World ex. U.S. Index, an unmanaged index of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand and the Far East. The charts and table assume reinvestment of dividends and distributions. Because each Fund shareholder who participates in the Exchange will be able to purchase additional Class A shares in such accounts at NAV, sales loads are not reflected in the charts or table; if they were, the returns would have been lower. The performance of Class A shares will vary from, and may be lower than, the performance of Class F shares due to differences in sales charges and expenses. For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

Class A Shares of the Acquiring Fund
Year-by-year Total Return as of 12/31 Each Year (%)

                                                                     -17.60
 `91     `92    `93     `94     `95      `96     `97    `98    `99    `00

Best Quarter:                   Q1 `00     4.43%
Worst Quarter:                  Q4 `00    -8.66%

The Year-to-date Total Return for Class A Shares of the Acquiring Fund as of 3/31/01 was -19.28%.

Class F Shares of the Acquiring Fund
Year-by-year total return as of 12/31 Each Year (%)

                                           18.60  16.10  17.01   58.71    -17.65
`91       `92    `93       `94       `95    `96    `97    `98    `99       `00

Best Quarter:                    Q4 `99         39.78%
Worst Quarter:                   Q3 `98        -14.58%

The Year-to-date total return for Class F shares of the Acquiring Fund as of 3/31/01 was -19.31%.

Average annual total return as of 12/31/00

                                       1 Year         5 Years        Since Inception

Class A Shares (without sales         -17.60%          N/A          -17.60% (12/31/99)
charge)

Class F Shares (without sales         -17.65%         16.06%         16.06% (12/29/95)
charge)

MSCI World ex. U.S. Index             -13.37%          7.54%         7.54%*

____________________

*      For comparative purposes, the value of the index on 12/31/95 is used as the beginning value on 12/29/95.

           Investment Restrictions. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. One such fundamental policy is a fund's classification as either a diversified or non-diversified investment company. The Acquiring Fund is a diversified investment company which may not invest more than 5% of the value of its assets in the obligations of a single issuer. The Fund is a non-diversified investment company, meaning the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, each fund seeks to meet the diversification requirements of the Internal Revenue Code and qualify as a regulated investment company. To meet Federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer.

           Investment Adviser. The investment adviser for the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $162 billion in over 190 mutual fund portfolios. Dreyfus is an indirect subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

           The investment adviser for the Acquiring Fund is Founders, located at 2930 East Third Avenue, Denver, Colorado 80206. Founders is the growth specialist affiliate of Dreyfus and is 90%-owned by Mellon Bank, N.A., which is wholly-owned by Mellon. Founders and its predecessor companies have operated as investment advisers since 1938. As of December 31, 2000, Founders managed mutual funds and other client accounts having aggregate assets of approximately $7.1 billion. For the fiscal year ended December 31, 2000, the Acquiring Fund paid Founders a management fee at the annual rate of 1.00% of the Acquiring Fund's average daily net assets. Effective April 1, 2001, Founders has agreed to waive that portion of the Acquiring Fund's management fee which exceeds 0.75% of average net assets.

           To facilitate day-to-day management of the Acquiring Fund, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, portfolio traders, and research analysts. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

           Portfolio Manager. Douglas A. Loeffler has served as the Fund's portfolio manager since February 1999 and the Acquiring Fund's portfolio manager since 1997. He joined Founders in 1995 as a senior international equities analyst and has been employed by Dreyfus since February 1999.

           Board Members. The Acquiring Fund and the Fund each have different Board members. For a description of the Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Directors and Officers" and the Fund's Statement of Additional Information under the caption "Management of the Company."

           Capitalization. The Fund is authorized to issue one class of shares. The Acquiring Fund's shares are classified into six classes--Class A, Class B, Class C, Class F, Class R and Class T. The following table sets forth, as of April 30, 2001, (1) the capitalization of the Fund, (2) the capitalization of Class A shares of the Acquiring Fund and (3) the pro forma capitalization of Class A shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                    Pro Forma After
                                           Acquiring Fund          Exchange Acquiring
                             Fund          Class A  Shares         Fund Class A Shares

Total net assets          $40,230,777        $3,630,524                $43,861,301

Net asset value
  per share                     $9.12            $12.72                     $12.72

Shares outstanding          4,411,827           285,471                   3,448,215

           Total net assets of the Acquiring Fund (Classes A, B, C, F, R and T), as of April 30, 2001, were approximately $46,863,898.

           Purchase Procedures. The purchase procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund's shares are primarily offered to persons investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Each share class of the Acquiring Fund has its own fee structure. See "Sales Charges" above and "Account Policies - Buying Shares" in the Acquiring Fund's Prospectus for a description of the sales charges and CDSCs imposed on Acquiring Fund shares. The Fund's shares are offered to the public at net asset value per share. See "Account Policies - Buying Shares" in the Fund's Prospectus.

           Redemption Procedures. The redemption procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Fund currently charges a 1.00% redemption fee on shares sold within six months of their purchase. This redemption fee is deducted from the proceeds of such redemptions and retained by the Fund. The redemption fee is not charged upon the redemption of shares purchased through omnibus accounts, nor is it used to pay fees imposed for various Fund services. This redemption fee will not be imposed on Fund shares --- redeemed after the date of this Prospectus/Proxy Statement. Other than the CDSCs discussed under "Sales Charges" above, the Acquiring Fund does not impose any charge or fee upon redemption of shares. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

           Rule 12B-1 Plan. The Fund has adopted a Rule 12b-1 plan in which the Fund pays an annual fee to the distributor for distributing Fund shares and advertising and marketing relating to the Fund at the annual rate of 0.50% of the Fund's average daily net assets. Because this fee is paid on an ongoing basis out of the Fund's assets, over time it increases the cost of an investment in the Fund and may cost investors more than paying other types of sales charges. The Acquiring Fund's Class A shares are not subject to a Rule 12b-1 plan, but are subject to a Shareholder Servicing Plan described below. Fund shares also are subject to a Shareholder Servicing Plan described below. See "Distribution Plan and Shareholder Services Plan" in the Fund's Statement of Additional Information for a discussion of the Fund's Rule 12b-1 plan.

           Shareholder Services Plan. Each of the Fund and the Acquiring Fund with respect to its Class A shares has adopted a Shareholder Services Plan, pursuant to which it pays the distributor a fee at the annual rate of 0.25% of the value of the average daily net assets of the Fund and Class A shares of the Acquiring Fund, respectively, for shareholder account maintenance and service. See "Distribution Plan and Shareholder Services Plan" in the Fund's Statement of Additional Information for a discussion of the Fund's Shareholder Services Plan and "Distribution Plans and Shareholder Services Plan -- Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's Shareholder Services Plan.

           Distributions. The dividend and distributions policies of the Fund and the Acquiring Fund are substantially the same. Although they may do so more frequently, each fund anticipates paying its shareholders any dividends or distributions once a year; the Acquiring Fund intends to make such dividends and distributions in December of each year. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies. The actual amounts of dividends or distributions paid per share by the Fund and the Acquiring Fund are different. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the Reorganization. Since the Acquiring Fund intends to distribute any net investment income and net realized capital gains in December 2001, Fund shareholders could receive two taxable distributions on their investments this year if the Reorganization is approved.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus for a further discussion of the shareholder services offered.

REASONS FOR THE EXCHANGE

           The Board members for the Fund and the Acquiring Fund have concluded that the Exchange is in the best interests of the funds and their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue substantially similar investment goals in a larger fund without diluting such shareholders' interests. As of April 30, 2001, the Fund had assets under management of approximately $40.2 million and the Acquiring Fund had assets under management of approximately $46.9 million. Also, the expense ratio of Class A shares of the Acquiring Fund is lower than that of the Fund.

           In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Exchange; (5) the historical performance of the Fund and the Acquiring Fund; and (6) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on or about September __, 2001, or such other date as may be agreed upon by the duly authorized officers of the parties (the "Closing Date"). The number of Class A shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund's shares and Class A shares of the Acquiring Fund, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., Eastern time). Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Pricing of Shares" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

           As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Class A shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Class A shares of the Acquiring Fund due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Class A shares of the Acquiring Fund distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Class A shares of the Acquiring Fund, Fund share certificates will be exchanged for Class A share certificates of the Acquiring Fund.

           The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

           The total expenses of the Exchange are expected to be approximately $71,000, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and Fund.

           If the Exchange is not approved by the Fund's shareholders, the Fund's Board will consider other appropriate courses of action, including liquidating the Fund.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Acquiring Fund, and the Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). the opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

Required Vote and Board’s Recommendation

           The Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

THE FUND’S BOARD, INCLUDING THE “NON-INTERESTED” BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of its Registration Statement on Form N-1A (File No. 2-17531). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-58248).

           The Acquiring Fund and the Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Acquiring Fund or the Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Certain fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mail, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee names may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, the cost of which is estimated to be approximately $15,000.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

           If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of more than one-third of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

           As of June __, 2001, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund:

       Name and Address                    Percentage Outstanding
      ----------------                     ----------------------
                                  Before Exchange Fund     After Exchange Acquiring
                                     Shares                   Fund Class A Shares
                                  ---------------------    ------------------------

           As of June __, 2001, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of Class A:

      Name and Address                      Percentage Outstanding
      ----------------                      ----------------------
                                  Before Exchange Acquiring     After Exchange Acquiring
                                   Fund Class A Shares           Fund Class A Shares
                                  --------------------------    -------------------------

           As of June __, 2001, Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of June __, 2001, Directors and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended May 31, 2000, have been incorporated herein by reference in reliance upon the report of Ernst & Young LLP, the Fund's independent auditors, given on their authority as experts in accounting and auditing and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2000, have been incorporated herein by reference in reliance upon the authority of the report given by PricewaterhouseCoopers LLP, the Acquiring Fund's independent auditors, as experts in accounting and auditing.

OTHER MATTERS

           The Fund's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated May 21, 2001 (the "Agreement"), between DREYFUS INTERNATIONAL FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS INTERNATIONAL GROWTH FUND (the "Fund"), and DREYFUS FOUNDERS FUNDS, INC. (the "Founders Fund"), a Maryland corporation, on behalf of DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND (the "Acquiring Fund").

           This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for Class A shares of common stock, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

           WHEREAS, the Fund is a non-diversified series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a diversified series of the Founders Fund, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of common stock;

           WHEREAS, the Founders Fund's Board has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Company's Board has determined that the exchange of all of the assets and certain of the liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

           1.1      Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2      The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3      Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4       The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5      As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

           1.6      Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Class A transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

           1.7      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8      Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.      VALUATION.

           2.1      The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Founders Fund's Articles of Incorporation, as amended (the "Founders Fund's Charter"), and the Acquiring Fund's then-current prospectus or statement of additional information.

           2.2      The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Founders Fund's Charter and the Acquiring Fund's then-current prospectus or statement of additional information.

           2.3      The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

           2.4      All computations of value sh all be made in accordance with the regular practices of the Acquiring Fund.

           3.      CLOSING AND CLOSING DATE.

           3.1      The Closing Date shall be September __, 2001, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2      The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

           3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4      The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.      REPRESENTATIONS AND WARRANTIES.

           4.1    The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

                 (a) The Fund is a series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                 (b) The Company is registered under the Investment Company Act of 1940, as amended the “1940 Act”), as an open-end, management investment company, of which the Fund is a duly established and designated separate non-diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

                 (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                 (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), or the Company’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                 (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                 (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                 (g) The Statements of Assets and Liabilities of the Fund for the five fiscal years ended May 31, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                 (h) Since May 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statements of assets and liabilities referred to in Sections 1.2 and 4.1(g) hereof.

                 (i) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                 (j) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                 (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

                 (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                 (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and Fund shareholders and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                 (n) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2      The Founders Fund, on behalf of the Acquiring Fund, represents and warrants to the Fund as follows:

                 (a) The Acquiring Fund is a series of the Founders Fund, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                 (b) The Founders Fund is registered under the 1940 Act as an open-end management investment company, of which the Acquiring Fund is a duly established and designated separate, diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

                 (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                 (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Founders Fund's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                 (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                 (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended December 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                 (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                 (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                 (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                 (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                 (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Founders Fund’s Board, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                 (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          5.      COVENANTS OF THE ACQUIRING FUND AND THE FUND.

           5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

           5.2      The Company will call a meeting of the Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3      Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4      As promptly as practicable, but in any case within 60 days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

           5.5      The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1      All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2      The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

           6.3      The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company made in this Agreement on behalf of the Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

           The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1      All representations and warranties of the Founders Fund, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2      The Founders Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Founders Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Founders Fund made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter.

           8.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3      All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5      The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

           8.6      The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

                (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

                No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          9.      TERMINATION OF AGREEMENT.

          9.1       This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or the Board of the Founders Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund shareholders) if circumstances should develop that, in the opinion of the respective party's Board, make proceeding with the Agreement inadvisable.

           9.2      If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

           10.      WAIVER.

           At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Company or of the Founders Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

          11.      MISCELLANEOUS.

           11.1      None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2      This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Founders Fund shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws.

           11.4      This Agreement may be amended only by a signed writing between the parties.

           11.5      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS FOUNDERS FUNDS, INC., on behalf of Dreyfus Founders International Equity Fund By: Richard W. Sabo President
ATTEST:	Kenneth R. Christoffersen Secretary
DREYFUS INTERNATIONAL FUNDS, INC., on behalf of Dreyfus International Growth Fund By: Stephen E. Canter President
ATTEST:	Michael A. Rosenberg Secretary

DREYFUS INTERNATIONAL GROWTH FUND

           The undersigned shareholder of the Dreyfus International Growth Fund (the "Fund"), a series of Dreyfus International Funds, Inc. (the "Company"), hereby appoints Robert R. Mullery and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 29, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., Eastern time, on Friday, September, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Founders International Equity Fund (the “Acquiring Fund”), providing for the transfer of all of the assets of the Fund, subject to its liabilities, in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s liabilities, and the pro rata distribution of those shares to the Fund’s shareholders and subsequent termination of the Fund.

FOR	AGAINST	ABSTAIN

|__|	|__|	|__|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ____, 2001

Signature(s)

Signature(s)

Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

________, 2001

Acquisition of the Assets of

DREYFUS INTERNATIONAL GROWTH FUND
(a Series of Dreyfus International Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561

By and in Exchange for Class A Shares of
DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
(a Series of Dreyfus Founders Funds, Inc.)

2930 East Third Avenue
Denver, Colorado 80206
1-800-525-2440

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated _____________ __, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus International Growth Fund (the "Fund") in exchange for Class A shares of Dreyfus Founders International Equity Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

           1.      The Acquiring Fund's Statement of Additional Information dated May 1, 2001.

           2.      The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2000.

           3.      The Fund's Annual Report for the fiscal year ended May 31, 2000.

           4.      The Fund's Semi-Annual Report for the six-month period ended November 30, 2000.

           5.      Pro forma financial statements of the Acquiring Fund and Fund giving effect to the proposed Exchange.

                The Acquiring Fund's Statement of Additional Information, the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report and the pro forma financial statements are incorporated herein by reference. The Prospectus/Proxy Statement dated ____________, 2001 may be obtained by writing to the Fund or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DREYFUS FOUNDERS FUNDS, INC.
CLASS A, CLASS B, CLASS C, CLASS F, CLASS R AND CLASS T SHARES

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2001

This Statement of Additional Information ("SAI") relates to the eleven investment portfolios (the "Funds") of Dreyfus Founders Funds, Inc. (the "Company"):

Dreyfus Founders Balanced Fund
Dreyfus Founders Discovery Fund*
Dreyfus Founders Focus Fund
Dreyfus Founders Government Securities Fund
Dreyfus Founders Growth Fund
Dreyfus Founders Growth and Income Fund
Dreyfus Founders International Equity Fund
Dreyfus Founders Mid-Cap Growth Fund
Dreyfus Founders Money Market Fund
Dreyfus Founders Passport Fund
Dreyfus Founders Worldwide Growth Fund

          This SAI, which is not a prospectus, supplements and should be read in conjunction with the Company's current Prospectuses, each dated May 1, 2001, as they may be revised from time to time. To obtain a copy of the Company's Prospectuses for its Class A, Class B, Class C, Class R and Class T shares of any one or more of the Funds, please write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144 or call one of the following numbers:

Call Toll Free 1-800-554-4611 In New York City -- Call 718-895-1206 Outside the U.S. -- Call 516-794-5452

To obtain a copy of the Company's Prospectus for its Class F shares of any one or more of the Funds, please write to the Company at P.O. Box 173655, Denver, Colorado 80217-3655 or call 1-800-525-2440.

FINANCIAL STATEMENTS

The Funds' audited financial statements and accompanying notes for the fiscal year ended December 31, 2000, and the report of PricewaterhouseCoopers LLP with respect to such financial statements, appear in the Funds' 2000 annual report and are incorporated by reference in this SAI. The Funds' annual report contains additional performance information and is available without charge by calling any of the telephone numbers shown above.

* Discovery Fund has discontinued public sales of its shares to new investors, but shareholders who have open Discovery Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. If a Discovery Fund account is closed, additional investments in Discovery Fund may not be possible.

DREYFUS FOUNDERS FUNDS, INC.	1

INVESTMENT OBJECTIVES AND RESTRICTIONS	1

FUNDAMENTAL INVESTMENT RESTRICTIONS NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	2 3

INVESTMENT STRATEGIES AND RISKS	4

TEMPORARY DEFENSIVE INVESTMENTS PORTFOLIO TURNOVER HEDGING AND DERIVATIVE INSTRUMENTS	4 5 6
Options on Securities Indices and Securities Futures Contracts Options on Futures Contracts Options on Foreign Currencies Risk Factors of Investing in Futures and Options	6 9 12 13 14
FOREIGN SECURITIES AND ADRS
FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES
SECURITIES THAT ARE NOT READILY MARKETABLE
RULE 144A SECURITIES
FIXED-INCOME SECURITIES
FOREIGN BANK OBLIGATIONS
REPURCHASE AGREEMENTS
CONVERTIBLE SECURITIES
GOVERNMENT SECURITIES
MORTGAGE-RELATED SECURITIES	15 16 19 19 20 22 22 23 23 24
Mortgage Pass-Through Securities Collateralized Mortgage Obligations Risks of Mortgage-Related Securities	24 26 26
COMMERCIAL PAPER AND OTHER CASH SECURITIES WHEN-ISSUED SECURITIES BORROWING SECURITIES OF OTHER INVESTMENT COMPANIES CERTAIN INVESTMENTS	27 28 28 28 29

DIRECTORS AND OFFICERS	29

DIRECTORS COMMITTEES DIRECTOR COMPENSATION OFFICERS	29 32 32 33

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS	35

INVESTMENT ADVISER DISTRIBUTOR TRANSFER AGENTS AND CUSTODIAN	35 42 44

PURCHASE OF SHARES	45

General
Class A Shares
Class B Shares
Class C Shares
Class B and C Shares
Class F and Class R Shares
Class T Shares
Dealer Reallowance - Class A and Class T Shares
Sales Loads -- Class A and Class T Shares
Right of Accumulation -- Class A and Class T Shares
TeleTransfer Privilege
Reopening an Account	45 48 50 50 50 50 50 52 52 53 54 54

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN	55

DISTRIBUTION PLANS	55

Class B, Class C and Class T Shares Class F Shares Provisions Applicable to All Classes	55 57 58
SHAREHOLDER SERVICES PLAN	59

REDEMPTION OF SHARES	61

General
Contingent Deferred Sales Charge -- Class B Shares
Contingent Deferred Sales Charge -- Class C Shares
Waiver of CDSC
Redemption Through a Selected Dealer
Reinvestment Privilege
TeleTransfer Privilege
Redemption Commitment
Redemption Payments; Suspension of Redemptions
Transactions through Third Parties	61 61 63 63 63 64 64 64 65 65

SHAREHOLDER SERVICES	65

Fund Exchanges for Classes A, B, C, R and T
Auto-Exchange Privilege
Automatic Asset Builder(R)
Government Direct Deposit Privilege
Dividend Options
Automatic Withdrawal Plan
Letter of Intent -- Class A and Class T Shares
Payroll Savings Plan
Corporate Pension/Profit-Sharing and Personal Retirement Plans
Class F Shareholder Services
Company Policy Regarding Market Timing Activities	65 67 68 68 68 69 69 70 70 71 71

OTHER SERVICES	72

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT SHAREHOLDER SERVICES AGREEMENT	72 73

BROKERAGE ALLOCATION	73

CAPITAL STOCK	80

PRICING OF SHARES	83

Money Market Fund Options	84 85
DIVIDENDS, DISTRIBUTIONS AND TAXES	85

YIELD AND PERFORMANCE INFORMATION	90

ADDITIONAL INFORMATION	96

CODE OF ETHICS INDEPENDENT ACCOUNTANTS REGISTRATION STATEMENT	96 98 98

APPENDIX	99

RATINGS OF CORPORATE BONDS RATINGS OF COMMERCIAL PAPER RATINGS OF PREFERRED STOCK	99 101 102

DREYFUS FOUNDERS FUNDS, INC.

           Dreyfus Founders Funds, Inc. is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Company was incorporated on June 19, 1987 under the laws of the State of Maryland as "Founders Funds, Inc." On December 31, 1999, its name was changed to "Dreyfus Founders Funds, Inc."

          All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than U.S. government securities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. Focus Fund is a non-diversified portfolio, which means that it can invest up to 100% of its total assets in excess of these limitations. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Fund's outstanding voting shares.

          On April 30, 1999, Founders Blue Chip Fund changed its name to Founders Growth and Income Fund, and Founders Special Fund changed its name to Founders Mid-Cap Growth Fund. On August 13, 1999, Founders Frontier Fund was merged with and into Founders Discovery Fund. On December 31, 1999, Focus Fund commenced operations, and the Funds changed their respective names from "Founders" to "Dreyfus Founders."

           Founders Asset Management LLC ("Founders") serves as each Fund's investment adviser.

           Dreyfus Service Corporation ("DSC") is the Distributor of each Fund's shares.

INVESTMENT OBJECTIVES AND RESTRICTIONS

          The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

                   Fund                         Investment Objective
      -------------------------------  ---------------------------------------
      Balanced                         Current income and capital
                                       appreciation
      Discovery                        Capital appreciation
      Focus                            Long-term growth of capital
      Government Securities            Current income
      Growth                           Long-term growth of capital
      Growth and Income                Long-term growth of capital and income
      International Equity             Long-term growth of capital
      Mid-Cap Growth                   Capital appreciation
      Money Market                     Maximum current income consistent
                                       with the preservation of capital and
                                       liquidity
      Passport                         Capital appreciation
      Worldwide Growth                 Long-term growth of capital

          In addition, each Fund has adopted investment restrictions numbered 1 through 7 below as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. Investment restrictions number 8 through 14 below are non-fundamental policies and may be changed, as to a Fund, by vote of a majority of the members of the Company's Board of Directors (the "Board") at any time. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limits that results from a change in values or net assets will not be considered a violation.

           FUNDAMENTAL INVESTMENT RESTRICTIONS

          No Fund may:

          1. Invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to Money Market Fund, the limitation shall not apply to obligations of domestic commercial banks.

          2. Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

          3. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

          4. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

          5. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

          6. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

          7. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

          No Fund may:

          8. With the exception of Focus Fund, purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of that issuer, except that obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased without regard to any such limitation.

          9. With the exception of Focus Fund, purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

          10. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

          12. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested (10% in the case of Money Market Fund).

          13. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

          14. Government Securities Fund may not invest more than 5% of the value of its net assets in equity securities.

          In applying the limitations on investments in any one industry set forth in restriction 1, above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.

           Except for the Funds' fundamental investment objectives and the fundamental restrictions numbered 1 through 7 above, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Board without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

          The Prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered "principal investment strategies" and discusses the risks associated with these strategies.

TEMPORARY DEFENSIVE INVESTMENTS

          In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER

           During the fiscal years ended 2000 and 1999, respectively, the portfolio turnover rate for each of the Funds was as follows: Balanced Fund 126% and 218%; Discovery Fund - 108% and 157%; Focus Fund 372% and 0%*; Government Securities Fund - 88% and 127%; Growth Fund - 182% and 117%; Growth and Income Fund - 165% and 165%; International Equity Fund - 184% and 205%; Mid-Cap Growth Fund - 226% and 186%; Passport Fund - 535% and 330%; and Worldwide Growth Fund - 210% and 157%. The increased portfolio turnover rates of Growth Fund, Passport Fund and Worldwide Growth Fund in 2000 as compared to 1999 were a result of extreme market volatility and changing economic conditions. Balanced Fund's portfolio turnover rate for 2000 decreased as compared to 1999 as a result of the portfolio management style of the portfolio manager who assumed responsibility for managing the Fund in December 1999.

           *Focus Fund's inception date was 12/31/99

          A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. The Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control. Balanced Fund does not anticipate any significant differences between the portfolio turnover rates of the common stock portion of its investment portfolios and the rate of turnover of the remainder of its securities holdings.

           Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

HEDGING AND DERIVATIVE INSTRUMENTS

          In order to hedge their portfolios, the Funds may enter into futures contracts (including those related to indices) and forward contracts, and may purchase and/or write (sell) options on securities, securities indices, futures contracts and foreign currencies. Each of these instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument.

           OPTIONS ON SECURITIES INDICES AND SECURITIES. An option is a right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indices), the buyer pays a premium to the seller (the "writer" of the option). Options have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option and selling the underlying security, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. However, the gain may be offset by a decline in the market value of the underlying security. If an option is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

          So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of an option generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

          All of the Funds (except Money Market Fund) may write (sell) options on their portfolio securities. The Funds retain the freedom to write options on any or all of their portfolio securities and at such time and from time to time as Founders shall determine to be appropriate. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions.

          When a Fund purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Fund will write an option on a particular securityonly if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

          A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

           Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

          All of the Funds (except Money Market Fund) may purchase options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indices are similar to options on securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Funds purchase put options on stock indices to protect the Funds' portfolios against decline in value. The Funds purchase call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indices also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indices may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Funds. Any gain in the price of a call option is likely to be offset by higher prices a Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by a Fund.

          Upon purchase by a Fund of a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call. Upon purchase by the Fund of a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index. Buying securities index options permits the Funds, if cash is deliverable to them during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

          The Funds may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Funds may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the Funds' portfolios.

           Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders. As of the date of this SAI, Founders believes that these limitations will not affect the purchase of securities index options by the Funds.

          The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing call and put options on securities indices involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

          One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indices might be halted at a time when the securities markets generally remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

           FUTURES CONTRACTS. All of the Funds (except Money Market Fund) may enter into futures contracts for hedging purposes. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

          The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

           Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

          The Funds also may enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, Eurodollar deposits, Mexican peso, Australian dollar and the Brazilian real.

           Futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices that reflect the rising market and could occur at a time when the sales would be disadvantageous to the Fund.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

           Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

          A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future that is the subject of the put is exceeded by the strike price of the put. The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions that are used as part of a Fund's portfolio strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

           Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract.

           Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

           OPTIONS ON FUTURES CONTRACTS. All of the Funds (except Money Market Fund) may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

          A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

          An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

          The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities and Securities Indices," above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

          The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

           OPTIONS ON FOREIGN CURRENCIES. All of the Funds (except Money Market Fund) may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

           Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

          RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Funds as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

          In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

FOREIGN SECURITIES AND ADRS

          The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets.

           Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

           Foreign stock markets may have substantially less trading volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

           Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

           Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

          In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Nigeria, Pakistan, Paraguay, Peru, Philippines, Poland, Republic of Korea (South Korea), Romania, Russia and the other countries of the former Soviet Union, Slovak Republic, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, and Vietnam.

           American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

          The percentage limitations on a Fund's ability to invest in foreign securities do not apply to dollar-denominated ADRs that are traded in the U.S. on exchanges or over-the-counter.

FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES

          The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. The Funds will not speculate in forward contracts.

           Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Funds may each enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. In addition, these Funds may engage in "proxy hedging" (i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated), with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. The Funds generally will not enter into forward contracts with a term greater than one year. In addition, the Funds generally will not enter into such forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Funds to deliver an amount of foreign currency or a proxy currency in excess of the value of the Funds' portfolio securities or other assets denominated in the currency being hedged. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the respective Funds' limitation on investing in illiquid securities, as discussed below.

          At the consummation of a forward contract for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

          If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of the Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

           While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

           Dealings in forward contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities, and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

SECURITIES THAT ARE NOT READILY MARKETABLE

          As discussed in the Prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable (10% in the case of Money Market Fund). A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. Subject to the foregoing 15% and 10% limitations, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

          A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

RULE 144A SECURITIES

          In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

          The Board of Directors of the Company has delegated to Founders the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly.

FIXED-INCOME SECURITIES

           Balanced, Discovery, Focus, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the "Equity Funds." The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. The Equity Funds also may invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Funds may buy.

          The Equity Funds will invest in bonds, debentures, and corporate obligations - other than convertible securities and preferred stock - only if they are rated investment grade (Baa, BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. Founders will not invest more than 5% of a Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed by Founders to be equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks. Government Securities and Money Market Funds do not invest in such lower-grade securities.

           Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The Appendix to this Statement of Additional Information provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

           Interest rate risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

           Because investment in medium and lower rated securities involves both greater credit risk and interest rate risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Equity Funds may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Founders attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds.

           Founders seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

FOREIGN BANK OBLIGATIONS

          The Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The foreign investments of Money Market Fund will be limited primarily to securities of issuers from the major industrialized nations. The other Funds also may invest in obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions.

          The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

           Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

REPURCHASE AGREEMENTS

          A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' Board of Directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Funds' custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

           Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Illiquid Securities."

          None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be invested in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CONVERTIBLE SECURITIES

          All Funds except Government Securities and Money Market Funds may buy securities convertible into common stock if, for example, Founders believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

GOVERNMENT SECURITIES

          U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Funds also may invest in obligations issued by the International Bank for Reconstruction and Development ("IBRD" or "World Bank").

          All of the Funds with the exception of Money Market Fund may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

          The Funds also may invest in securities issued by foreign governments and/or their agencies, and these are the only types of foreign securities in which the Government Securities Fund may invest. The foreign investments of Government Securities Fund will be limited primarily to securities of issuers from the major industrialized nations. Investments in foreign government securities are subject to many of the same risks that apply to investments in foreign securities generally. See "Investment Strategies and Risks - Foreign Securities and ADRs" above.

MORTGAGE-RELATED SECURITIES

           Government Securities and Balanced Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). Other Funds also may invest in such securities for temporary defensive purposes. Government Securities Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

           MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

           Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

           Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

           Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

           Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

           RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

           Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

           Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

          The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such of those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

          A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH SECURITIES

           Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Appendix to this SAI.

          A Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Funds' Board of Directors. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

WHEN-ISSUED SECURITIES

          The Funds (other than Money Market Fund) may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or Founders until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING

          If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

          Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act. As of the date of this Statement of Additional Information, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

CERTAIN INVESTMENTS

          From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which Mellon Bank, N.A., an affiliate of Founders, has a lending relationship.

DIRECTORS AND OFFICERS

          The business and affairs of the Funds are subject to the supervision and general oversight of the Company's Board of Directors. The Directors and Officers of the Company, and their principal occupations for at least the last five years and their affiliations, if any, with Founders, are as follows:

DIRECTORS

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

EUGENE H. VAUGHAN, CFA 6300 Chase Tower Houston, Texas 77002 Born: October 5, 1933	Chairman of the Board and Director of the Company1,3	Chairman, Vaughan, Nelson, Scarborough & McCullough, L.P., an investment counseling firm, Houston, Texas. Founding Chairman and Governor, Association for Investment Management and Research; Past Chairman and Trustee, Institute of Chartered Financial Analysts; Past Chairman and Director, Financial Analysts Federation; Trustee, Vanderbilt University.

ALAN S. DANSON 3005A Booth Falls Road Vail, Colorado 81657 Born: June 15, 1939	Director of the Company1,3,4	Private investor. President and Director, D.H. Management, Inc., general partner of limited partnership with technology company holdings, (June 1996 to present). Director, Case Share Systems, LLC. Formerly Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (February 1996 to January 1999). Between March 1992 and June 1993, Mr. Danson was President and Chief Executive Officer of ACCI Securities, Inc., a wholly-owned subsidiary of Acciones y Valores de Mexico, S.A. de C.V., a Mexican brokerage firm. Mr. Danson was Director of International Relations of Acciones y Valores between March 1990 and February 1992. Prior to joining Acciones y Valores, Mr. Danson was President of Integrated Medical Systems, Inc., a privately held company based in Golden, Colorado.

JOAN D. MANLEY 0031 Wild Irishman Lane Keystone, Colorado 80435 Born: September 23, 1932	Director of the Company2	Retired. Formerly (1960 to 1984), Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director, and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. Director, Sara Lee Corporation, Chicago, Illinois.

ROBERT P. MASTROVITA 88 Upland Road Duxbury, Massachusetts 02332 Born: November 6, 1944	Director of the Company3,4	Private investor; Chairman of private foundation. Formerly (1982 to 1997), Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., Boston, Massachusetts, a registered investment adviser. Member, Boston Society of Security Analysts.

TRYGVE E. MYHREN 280 Detroit Street, Suite 200 Denver, Colorado 80206 Born: January 3, 1937	Director of the Company1,2,4	President, Myhren Media, Inc., Denver, Colorado, a firm that invests in and advises media, telecommunications, internet and software companies. Director, Advanced Marketing Services, Inc., LaJolla, California; Director, Peapod, Ltd., Evanston, Illinois; Director, J.D. Edwards, Denver, Colorado; and Director, Verio Inc., Englewood, Colorado. Formerly President of The Providence Journal Company, a diversified media and communications company, Providence, Rhode Island (1990 to 1996); Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company, Denver, Colorado (1981 to 1988); and Chairman, National Cable Television Association (1986 to 1987). Mr. Myhren also serves on the boards of the University of Denver and National Jewish Medical Center, both of which are in Denver, Colorado and U.S. Ski and Snowboard Team Foundation, Park City, Utah.

GEORGE W. PHILLIPS 101 Chestnut Street Boston, Massachusetts 02108 Born: April 5, 1938	Director of the Company2	Retired. Director and Chairman, Strategic Planning Committee, Warren Bancorp, Inc., Peabody, Massachusetts, a state-chartered bank holding company. Formerly Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997).

JAY A. PRECOURT 328 Mill Creek Circle Vail, CO 81657 Born: July 12, 1937	Director of the Company2	Chairman and Director, Hermes Consolidated, Inc., Denver, Colorado, an energy transportation and processing company (1999 to present); formerly President, Chief Executive Officer, Vice Chairman and Director, Tejas Energy, L.L.C., Houston, Texas (1988 to 1999). Director, Halliburton Company, Dallas, Texas; Director, The Timken Company, Canton, Ohio. Until 1988, President of the Energy Related Group and Director, Hamilton Oil Corporation, Denver, Colorado.

1 2 3 4	Member of Executive Committee Member of Audit Committee Member of Investment Integrity Committee Member of Valuation Committee

COMMITTEES

          The committees of the Board are the Executive Committee, Audit Committee, Investment Integrity Committee and Valuation Committee. The Company also has a Committee on Directors, composed of all of the non-interested ("independent") directors and chaired by Mr. Vaughan, which serves as a nominating committee. For at least so long as the plans of distribution pursuant to Rule 12b-1 under the 1940 Act of certain of the Company's Funds remain in effect, the selection and nomination of the Company's independent directors will be a matter left to the discretion of such independent directors. Except for certain powers that, under applicable law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company.

          The Audit Committee meets periodically with the Company's independent accountants and the executive officers of Founders. This Committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent accountants and other matters. The Investment Integrity Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds' Code of Ethics. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board.

DIRECTOR COMPENSATION

          The following table sets forth, for the fiscal year ended December 31, 2000, the compensation paid by the Company to its directors for services rendered in their capacities as directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's directors receive pension or retirement benefits. Therefore, none of the Company's directors has estimated annual benefits to be paid by the Company upon retirement.

Compensation Table

                                                       Total compensation
                                                        from Company (11
                                                      Funds total) paid to
    Name of Person, Position 1                             Directors 2
    -----------------------------------------------   ----------------------
    Eugene H. Vaughan, Chairman and Director                 $44,500
    Alan S. Danson, Director                                 $40,000
    Joan D. Manley, Director                                 $39,000
    Robert P. Mastrovita, Director                           $39,000
    Trygve E. Myhren, Director                               $35,000
    George W. Phillips, Director                             $39,000
    Jay A. Precourt, Director 3                              $48,000
    -----------------------------------------------   ----------------------
    TOTAL                                                   $284,500
1	The Chairman of the Board, the Chairmen of the Company's Audit and Investment Integrity Committees, and the members of the Audit and Investment Integrity Committees each received compensation for serving in such capacities in addition to the compensation paid to all directors.

2	These amounts include the following amounts of deferred compensation accrued on behalf of the following directors during 2000: Mr. Mastrovita $35,500; Mr. Myhren $28,000; Mr. Phillips $39,000; and Mr. Precourt $35,000.

3	Mr. Precourt served as Chairman of the Board of Directors until September 1, 2000.

          In March 2000 the directors adopted a deferred compensation plan pursuant to which they may defer all or a portion of the compensation payable to them as directors of the Company. The deferred amounts are invested in the shares of one or more Funds. Participating directors therefore may be deemed to have an indirect interest in the shares of such Funds in addition to any Fund shares that they may own directly.

OFFICERS

          The officers of the Company and their principal occupations for the last five years appear below.

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Richard W. Sabo 2930 East Third Avenue Denver, Colorado 80206 Born: December 19, 1957	President	Founders' President and Chief Executive Officer (December 1998 to present). Formerly (1991 to November 1998) Senior Vice President and Regional Director for Prudential Securities, Inc.

David L. Ray 2930 East Third Avenue Denver, Colorado 80206 Born: July 10, 1957	Vice President	Founders' Senior Vice President - Administration and Treasurer. Employed by Founders and its predecessor companies since 1990.

Kenneth R. Christoffersen 2930 East Third Avenue Denver, Colorado 80206 Born: September 30, 1955	Secretary	Founders' Senior Vice President - Legal, General Counsel and Secretary. Prior to joining Founders in May 1996, Vice President, Assistant Vice President and Assistant General Counsel of INVESCO Funds Group, Inc. and INVESCO Trust Company from 1993 to 1996.

Francis P. Gaffney 2930 East Third Avenue Denver, Colorado 80206 Born: May 14, 1957	Treasurer	Founders' Senior Vice President - Operations. Employed by Founders and its predecessor companies since 1994.

Andra C. Ozols 2930 East Third Avenue Denver, Colorado 80206 Born: May 19, 1961	Assistant Secretary	Founders' Vice President - Legal and Assistant General Counsel. Employed by Founders since October 1998. Formerly Vice President and General Counsel of Meridian Investment Management, Inc., a registered investment adviser from January 1998 to October 1998. Employed by Securities and Exchange Commission 1990 to 1995 and 1996 to 1997.

Robert T. Kelly 2930 East Third Avenue Denver, Colorado 80206 Born: July 24, 1969	Assistant Treasurer	Founders' Vice President of Portfolio Accounting since July 2000. Formerly, Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (February 1998 to May 2000); Assistant Vice President - Accounting Manager for PFPC International Ltd. (August 1996 to December 1997); Fund Controller (April 1996 to August 1996), Manager, Banking Operations (October 1994 to April 1996) for OppenheimerFunds, Inc.

          As of February 6, 2001, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each Fund, with the exception of the Money Market Fund, in which the ownership interests of the group totaled 11.18%, and Focus Fund, in which the ownership interests of the group totaled 6.41%.

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

           Founders serves as investment adviser to the Funds. Founders is a 90%-owned subsidiary of Mellon Bank, N. A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation ("MFC"), a multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon and MFC are located at One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. MFC provides a comprehensive range of financial products and services in domestic and selected international markets. MFC is among the ten largest bank holding companies in the United States based on market capitalization.

           MFC's principal subsidiaries are Mellon, The Boston Company, Inc., Buck Consultants, Inc., Newton Management Limited, and a number of companies known as Mellon Financial Services Corporation. Mellon's subsidiaries also include The Dreyfus Corporation ("Dreyfus"), one of the nation's largest mutual fund companies. MFC's banking subsidiaries engage in retail financial services, commercial banking, trust and custody services, investment management services, mutual fund activities, equipment leasing, selling insurance products and various securities-related activities. Through its subsidiaries, MFC managed more than $530 billion in assets under management as of December 31, 2000. As of that date, MFC or its subsidiaries provided non-investment services, such as custodial or administration services, for approximately $2.8 trillion in assets.

           Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. Founders has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

           Under the investment advisory agreement between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of the Company. The Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:

                         MID-CAP GROWTH AND GROWTH FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                   $30,000,000                      1.00%
       30,000,000                   300,000,000                      0.75%
      300,000,000                   500,000,000                      0.70%
      500,000,000                           ---                      0.65%

                      GROWTH AND INCOME AND BALANCED FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.65%
      250,000,000                   500,000,000                      0.60%
      500,000,000                   750,000,000                      0.55%
      750,000,000                           ---                      0.50%

                                MONEY MARKET FUND
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.50%
      250,000,000                   500,000,000                      0.45%
      500,000,000                   750,000,000                      0.40%
      750,000,000                           ---                      0.35%

                           GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.65%
      250,000,000                           ---                      0.50%

                                       36

      DISCOVERY, PASSPORT, INTERNATIONAL EQUITY AND WORLDWIDE GROWTH FUNDS
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      1.00%
      250,000,000                   500,000,000                      0.80%
      500,000,000                           ---                      0.70%

                                   FOCUS FUND
--------------------------------------------------------------------------------
  On Assets in Excess of         But Not Exceeding             Annual Fee
---------------------------  -------------------------  ------------------------
               $0                  $250,000,000                      0.85%
      250,000,000                   500,000,000                      0.80%
      500,000,000                           ---                      0.75%

          The investment advisory fees are calculated based on each Fund's net assets as a whole, and are then allocated among each Fund's respective Classes based on their relative net assets.

          The net assets of the Funds at the end of fiscal year 2000 were as follows: Balanced Fund - $554,565,093; Discovery Fund - $1,280,059,681; Focus Fund - $4,121,315; Government Securities Fund - $10,384,082; Growth Fund - $1,480,673,997; Growth and Income Fund - $387,729,228; International Equity Fund - $45,609,221; Mid-Cap Growth Fund - $168,494,524; Money Market Fund - $103,953,154; Passport Fund - $272,423,638; and Worldwide Growth Fund - $207,567,653.

          The Funds pay all of their expenses not assumed by Founders, including fees and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Company's custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto. In addition, Class B, Class C, Class F and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C, and Class T shares are subject to an annual service fee. See "Distribution Plans and Shareholder Services Plans."

          As described in the applicable Prospectuses, certain expenses of Focus, Government Securities, International Equity and Money Market Funds are being reimbursed or waived voluntarily by Founders pursuant to a commitment to the Funds. These fee waivers and expense limitations are summarized below:

FOCUS FUND

Founders has agreed to limit the annual expenses of the Focus Fund (net of credits received from the Fund's custodian) to 1.50% for the Fund's Class A and Class F shares, 2.25% for the Fund's Class B and Class C shares, 1.25% for the Fund's Class R shares, and 1.75% for the Fund's Class T shares.

GOVERNMENT SECURITIES FUND

Founders has agreed to waive all 12b-1 fees for the Government Securities Fund in excess of those needed to compensate third parties distributing the Fund. In addition, effective January 1, 2001, Founders agreed to waive the portion of its annual management fee for the Government Securities Fund that exceeds 0.35% of the first $250,000,000 of the Fund's average net assets and 0.20% of the Fund's average net assets in excess of $250,000,000.

INTERNATIONAL EQUITY FUND

Effective April 1, 2001, Founders has agreed to waive the portion of its annual management fee for the International Equity Fund that exceeds 0.75% of the Fund's average net assets, and to limit the annual expenses of the International Equity Fund (net of credits received from the Fund's custodian) to 1.40% for the Fund's Class A and Class F shares, 2.15% for the Fund's Class B and Class C shares, 1.15% for the Fund's Class R shares, and 1.65% for the Fund's Class T shares. Prior to that date, Founders had agreed to limit the annual expenses of the International Equity Fund (net of credits received from the Fund's custodian) to 1.80% for the Fund's Class A and Class F shares, 2.55% for the Fund's Class B and Class C shares, 1.55% for the Fund's Class R shares, and 2.05% for the Fund's Class T shares.

MONEY MARKET FUND

Effective January 1, 2001, Founders has agreed to waive the portion of its annual management fee for the Money Market Fund that exceeds 0.45% of the first $250,000,000 of the Fund's average net assets, 0.40% of the next $250,000,000 of the Fund's average net assets, 0.35% of the next $250,000,000 of the Fund's average net assets, and 0.30% of the Fund's average net assets in excess of $750,000,000.

The waivers and expense limitations for Focus, Government Securities and Money Market Funds will continue through at least May 31, 2002, and will not be terminated without prior notification to the Company's Board of Directors. The International Equity Fund waiver and expense limitation is permanent.

          For the fiscal years ended in 2000, 1999, and 1998, the management fee for each Fund, the amounts waived by Founders, and the actual net fees paid by each Fund were as follows:

   Fund                    Management Fee                     Reduction in Fee                    Net Fee Paid
------------  -------------------------------------  ---------------------------  -----------------------------------
                  2000         1999         1998       2000     1999      1998      2000        1999         1998
------------  ------------  -----------  ----------  -------  --------  --------  ---------  ----------  ------------

Balanced       $4,924,936   $6,992,451   $6,446,156     $0       $0       $0     $4,924,936   $6,992,451  $6,446,156

Discovery*     $9,769,369   $4,294,222   $4,016,272     $0       $0       $0     $9,769,369   $4,294,222  $4,016,272

Focus**          $57,268       N/A           N/A      $50,579    N/A      N/A        $6,689        N/A          N/A

Government
Securities       $79,091       $95,607      $91,928     $0       $0       $0        $79,091      $95,607     $91,928

Growth         $20,500,379 $18,135,864  $14,121,732     $0       $0       $0    $20,500,379  $18,135,864 $14,121,732

Growth and
Income         $2,991,692   $3,199,846   $3,423,499     $0       $0       $0     $2,991,692   $3,199,846  $3,423,499

International
Equity          $420,697      $243,033     $190,413   $37,242  $40,853  $17,849    $383,455     $202,180    $172,564

Mid-Cap
Growth         $1,872,038   $1,687,631   $2,241,440     $0       $0       $0     $1,872,038   $1,687,631  $2,241,440

Money
Market          $470,800      $535,273     $568,719     $0       $0       $0       $470,800     $535,273    $568,719

Passport       $3,636,055   $1,337,227   $1,317,075     $0       $0       $0     $3,636,055   $1,337,227  $1,317,075

Worldwide
Growth         $2,642,495   $2,480,776   $2,935,009     $0       $0       $0     $2,642,495   $2,480,776  $2,935,009
*	Includes Frontier Fund for 1999 and 1998. Discovery Fund acquired all of the net assets of Frontier Fund on August 13, 1999. ** Focus Fund inception date December 31, 1999.

          The advisory agreement between Founders and the Company on behalf of each of the Funds other than Focus Fund was approved by the shareholders of each Fund at a shareholders' meeting of the Company held on February 17, 1998. The advisory agreement was approved for an initial term ending May 31, 1999, and was renewed on May 5, 2000 by the Company's Board of Directors, including all of the Independent Directors (as defined below), for a period ending May 31, 2001. The Advisory Agreement may be continued from year to year thereafter either by the vote of a majority of the entire Board of Directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Company's directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Company or Founders, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement between Founders and the Company on behalf of Focus Fund was approved by the initial shareholder of the Fund on December 30, 1999 for an initial term ending May 31, 2001, and may be continued from year to year thereafter in the manner described above.

          With respect to each Fund, the advisory agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by Founders on 60 days' written notice to the Company. The agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act. The agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

           Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Christopher M. Condron, Chairman; Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Curtis J. Anderson, Vice President; Thomas M. Arrington, Vice President; Marissa A. Banuelos, Vice President; Angelo R. Barr, Senior Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Gregory P. Contillo, Executive Vice President and Chief Marketing Officer; Julie D. DiIorio, Vice President; Francis P. Gaffney, Senior Vice President; Laurine M. Garrity, Senior Vice President; Robert T. Kelly, Vice President; Douglas A. Loeffler, Vice President; Andra C. Ozols, Vice President; David L. Ray, Senior Vice President and Treasurer; Bridget M. Richards, Vice President; Richard A. Sampson, Sr. Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; and Lisa G. Warshafsky, Vice President. The affiliations of Messrs. Sabo, Ray, Christoffersen, Gaffney and Kelly and Ms. Ozols with the Company are shown under the "Directors and Officers" section of this SAI.

DISTRIBUTOR

           Dreyfus Service Corporation ("DSC"), located at 200 Park Avenue, New York, New York 10166, serves as the Funds' distributor on a best efforts basis. DSC is a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders).

          From April 1, 1998 to March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Funds' distributor. Since the Funds did not begin offering classes of shares with sales charges until December 31, 1999, neither distributor (DSC or Premier) received any sales charges from Fund investors prior to that date.

          The table below lists the amounts retained on the sale of Fund shares by each distributor from sales loads with respect to Class A and Class T, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, for the fiscal year ended December 31, 2000. The disclosure for the period from January 1, 2000 through March 21, 2000 refers to amounts retained by Premier. The disclosure for the period from March 22, 2000 through December 31, 2000 refers to amounts retained by DSC. The disclosure of amounts retained on the sale of Fund shares for the fiscal year ended December 31, 2000 refers to the aggregate amounts retained by the Distributor and Premier for that period.

                                                Class A
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                        $79                $636                 $716
Discovery                   $20,730             $87,175             $107,905
Focus                        $1,258                $148               $1,406
Growth                       $6,286             $46,905              $53,191
Growth and Income                $0              $1,684               $1,684
International Equity         $2,418              $9,902              $12,321
Mid-Cap Growth               $1,133              $2,740               $3,873
Passport                   $139,803             $52,418             $192,220
Worldwide Growth                $98              $3,705               $3,803

                                                Class T
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                        $48              $0                      $48
Discovery                      $256          $3,009                   $3,265
Focus                            $0             $92                      $92
Growth                         $351          $4,284                   $4,635
Growth and Income                $0            $348                     $348
International Equity           $125            $622                     $748
Mid-Cap Growth                 $127             $82                     $208
Passport                     $2,502          $3,263                   $5,764
Worldwide Growth               $117             $81                     $199

                                                Class B
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $0              $0                       $0
Discovery                    $4,477             $35,523              $40,000
Focus                        $1,599                $160               $1,759
Growth                          $38             $35,673              $35,711
Growth and Income                $0                $264                 $264
International Equity             $9              $3,434               $3,443
Mid-Cap Growth                   $0              $1,761               $1,761
Passport                    $39,890            $113,198             $153,088
Worldwide Growth                 $0              $1,472               $1,472

                                                Class C
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $0                 $93                  $93
Discovery                        $0                  $0                   $0
Focus                            $0                 $55                  $55
Growth                          $50              $3,143               $3,193
Growth and Income                $0                  $0                   $0
International Equity             $0                $739                 $739
Mid-Cap Growth                   $0                 $0                    $0
Passport                     $4,334             $39,465              $43,799
Worldwide Growth                 $0                 $0                    $0

          The provisions for the continuation, termination and assignment of the Funds' agreement with DSC are identical to those described above with regard to the investment advisory agreement.

          DSC may pay dealers a fee based on the amount invested through such dealers in Class A, Class B, Class C, Class R or Class T shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Funds, the Dreyfus Family of Funds, the Dreyfus Premier Family of Funds, or certain other products made available by DSC to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 0.50% of the amount invested through such dealers. DSC, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. DSC will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.

          DSC, at its expense, may provide promotional incentives to dealers that sell shares of the Funds which are sold with a sales load. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

TRANSFER AGENTS AND CUSTODIAN

           Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), is the transfer and dividend disbursing agent for Classes A, B, C, R and T of the Funds. DTI is located at P.O. Box 9671, Providence, Rhode Island 02940-9671. Under a transfer agency agreement with the Company, DTI arranges for the maintenance of shareholder account records for the Class A, B, C, R and T shares of the Funds, the handling of certain communications between shareholders and the Funds, and the payment of dividends and distributions payable by the Funds with respect to these Classes of shares. For these services, DTI receives a monthly fee computed on the basis of the number of Class A, B, C, R and T shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses.

           Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for Class F shares. ITC is located at 801 Pennsylvania, Kansas City, Missouri 64105. ITC provides transfer agent services to the Class F shares of the Funds similar to those described above to the extent such services are not provided by Founders, as described under "Other Services - Shareholder Services Agreement."

          DTI and ITC are each individually referred to as a "Transfer Agent" and collectively as the "Transfer Agents."

           State Street Bank and Trust Company ("State Street"), located at 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the Funds' investments. Under a custody agreement with the Funds, State Street holds the Funds' securities and keeps all necessary accounts and records.

PURCHASE OF SHARES

           GENERAL. Balanced, Discovery, Focus, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds are referred to as the Equity Funds. Government Securities and Money Market Funds are referred to as the Income Funds. The Equity Funds offer multiple classes of shares. Class A, Class B, Class C, Class F, Class R and Class T shares are available for the Equity Funds. The Income Funds offer Class F shares.

           Class A, Class B, Class C and Class T may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Agents"), except that full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through DSC. Subsequent purchases may be sent directly to the Transfer Agent, or your Agent.

           Class R shares are offered only to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution or to customers who received and hold shares of a Fund distributed to them by virtue of such an account or relationship. Class R shares may be purchased for qualified or non-qualified employee benefit plans, including pension, profit-sharing, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA Rollover Accounts. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

           Class F shares generally are offered only to persons or entities who have continuously maintained an account with any Fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Eligible Benefit Plan programs and which have had relationships with Founders and/or any Fund continuously since December 30, 1999. See the Class F Prospectus for more detailed information regarding eligibility to purchase Class F shares.

           Discovery Fund shares are generally offered only to investors who have continuously maintained a Discovery Fund account since October 20, 2000. Investors who did not own shares of Discovery Fund on October 20, 2000 generally will not be allowed to buy shares of the Fund. Shareholders of the Fund on that date may continue to make additional purchases and to reinvest dividends and capital gains into their accounts. In addition, new accounts may be established by:

•	Participants in qualified defined contribution retirement plans (for example 401(k) plans, profit sharing plans and money purchase plans), 403(b) plans and 457 plans, if the plan established Discovery Fund as an investment option prior to the Fund's closure to new investors;

•	Employees of Founders and directors of the Funds, if they open accounts directly with Founders.

Discovery Fund shareholders who close their accounts may be prohibited from reactivating their account or opening a new Discovery Fund account. These restrictions generally will apply to investments made directly with Founders or DSC as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may be required to demonstrate eligibility to purchase Fund shares before an investment is accepted. The Fund reserves the right to resume sales of shares to new investors at some future date, but there is no present intention to do so.

          When purchasing Fund shares, you must specify which Class is being purchased. The Company does not issue stock certificates. The Company reserves the right to reject any purchase order.

           Agents may receive different levels of compensation for selling different Classes of shares. Agents may impose certain conditions on their clients which are different from those described in the Company's Prospectuses and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Agent in this regard.

           Except as stated below, the minimum initial investment for all Classes is $1,000, and the minimum subsequent investment is $100. However, with respect to Class F, the minimum initial investment for IRA and UGMA/UTMA accounts is $500, and there is no minimum required if you begin an automatic investment plan or payroll deduction program of $50 or more per month or per pay period. With respect to Classes A, B, C and T, the minimum initial investment is $750 for Founders-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Founders-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

           Founders' employees and their household family members may open accounts in Class F shares of a Fund with a minimum initial investment of $250. The minimum additional investment by such persons is $25.

          The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

          Fund shares (other than Class F shares) also may be purchased through Automatic Asset Builder(R), Payroll Savings Plan and Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          Fund shares are sold on a continuous basis. Net asset value per share is determined as described under "Pricing of Shares."

          If an order is received in proper form by the Transfer Agents or any entity authorized to receive orders on behalf of the Company by the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of regular trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

           Orders for the purchase of Fund shares received by dealers by the close of regular trading on the floor of the New York Stock Exchange on any business day and transmitted to DSC or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of regular trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by DSC or its designee before the close of its business day. For certain institutions that have entered into agreements with DSC, payment for the purchase of Fund shares may be transmitted, and must be received by the applicable Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

           Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

           CLASS A SHARES. The public offering price for Class A shares of the Equity Funds is the net asset value per share of that Class plus a sales load as shown below:

                                    Total Sales Load
                              ------------------------------------------------
      Amount of Transaction    As a % of      As a % of          Dealers'
                                offering      net asset       Reallowance as
                               price per      value per      a % of offering
                                 share          share             price
      ----------------------  -------------  -------------   -----------------
      Less than $50,000           5.75           6.10              5.00
      $50,000 to less than        4.50           4.70              3.75
      $100,000
      $100,000 to less            3.50           3.60              2.75
      than $250,000
      $250,000 to less            2.50           2.60              2.25
      than $500,000
      $500,000 to less            2.00           2.00              1.75
      than $1,000,000
      $1,000,000 or more          -0-            -0-               -0-

          A contingent deferred sales charge ("CDSC") of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. DSC may pay Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

           Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with DSC pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished DSC with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, or the spouse or minor child of any of the foregoing.

           Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Dreyfus Founders Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans, or (b) invested all of its assets in the Dreyfus Founders Funds, funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

           Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with DSC, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

           Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

           CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Company's Prospectus covering the Class B shares and in this Statement of Additional Information under "Redemption of Shares--Contingent Deferred Sales Charge--Class B Shares."

           Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

           CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "Redemption of Shares."

           CLASS B AND C SHARES. DSC compensates certain Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

           CLASS F AND CLASS R SHARES. The public offering price for Class F and Class R shares is the net asset value per share of the respective Class.

           CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that class plus a sales load as shown below:

                                   Total Sales Load

                              As a % of       As a % of         Dealers'
                               offering       net asset      Reallowance as
           Amount of          price per       value per     a % of offering
          Transaction           share           share            price
      ---------------------  -------------  --------------  -----------------
      Less than $50,000          4.50           4.70              4.00
      $50,000 to less            4.00           4.20              3.50
      than $100,000
      $100,000 to less           3.00           3.10              2.50
      than $250,000
      $250,000 to less           2.00           2.00              1.75
      than $500,000
      $500,000 to less           1.50           1.50              1.25
      than $1,000,000
      $1,000,000 or more         -0-             -0-              -0-

          A CDSC of 1.00% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. DSC may pay Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in the Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

           Class T shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Dreyfus Founders Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans, or (b) invested all of its assets in the Dreyfus Founders Funds, funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

           Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Founders or its affiliates. The purchase of Class T shares must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a CDSC.

           DEALER REALLOWANCE - CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers. DSC may provide additional promotional incentives to dealers that sell shares of funds advised by Founders which are sold with a sales load, such as Class A and Class T shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

           SALES LOADS -- CLASS A AND CLASS T SHARES. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below is an example of the method of computing the offering price of each Equity Fund's Class A shares. Each example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the Fund's net asset value on December 31, 2000. Actual offering price may differ from the offering price listed in the table.

                                                Per Share Sales
                                                Charge - 5.75%
                                                  of offering       Per Share
                                                price (6.10% of      Offering
                                                net asset value      Price to
             Fund            NAV per Share        per share)        the Public
      --------------------   ---------------   ------------------  -------------
      Balanced                    $  9.24             $0.56          $  9.80
      Discovery                   $ 34.79             $2.12          $ 36.91
      Focus                       $  9.07             $0.55          $  9.62
      Growth                      $ 14.02             $0.86          $ 14.88
      Growth and Income           $  5.73             $0.35          $  6.08
      International Equity        $ 14.42             $0.88          $ 15.30
      Mid-Cap Growth              $  4.38             $0.27          $  4.65
      Passport                    $ 14.18             $0.87          $ 15.05
      Worldwide Growth            $ 15.78             $0.96          $ 16.74

          Set forth below is an example of the method of computing the offering price of each Equity Fund's Class T shares. Each example assumes a purchase of Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the Fund's net asset value on December 31, 2000. Actual offering price may differ from the offering price listed in the table.

                                                Per Share Sales
                                                Charge - 4.50%
                                                  of offering       Per Share
                                                price (4.71% of      Offering
                                                net asset value      Price to
             Fund            NAV per Share        per share)        the Public
      --------------------   ---------------   ------------------  -------------
      Balanced                    $  9.21             $0.43          $  9.64
      Discovery                   $ 34.69             $1.64          $ 36.33
      Focus                       $  9.13             $0.43          $  9.56
      Growth                      $ 14.00             $0.66          $ 14.66
      Growth and Income           $  5.68             $0.27          $  5.95
      International Equity        $ 14.37             $0.68          $ 15.05
      Mid-Cap Growth              $  4.35             $0.20          $  4.55
      Passport                    $ 14.14             $0.61          $ 14.81
      Worldwide Growth            $ 15.65             $0.74          $ 16.39

           RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by The Dreyfus Corporation, shares of other Funds advised by Founders which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of a Fund, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of the Fund, or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.5% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

          To qualify for reduced sales loads, at the time of purchase you or your Agent must notify DSC if orders are made by wire, or DTI if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

           TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the applicable Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated.

           TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the applicable Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the applicable Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares -- TELETRANSFER Privilege." The Company may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

           REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN

           Class B, Class C, Class F and Class T shares are each subject to a Distribution Plan and Class A, Class B, Class C, and Class T shares are each subject to a Shareholder Services Plan.

DISTRIBUTION PLANS

           CLASS B, CLASS C AND CLASS T SHARES. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to the Equity Funds' Class B, Class C and Class T shares (the "Class B, C and T Distribution Plan") pursuant to which each such Fund pays DSC for distributing its Class B and Class C shares a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares of such Fund, respectively, and pays DSC for distributing its Class T shares a fee at the annual rate of 0.25% of the value of the average daily net assets of Class T shares of such Fund. DSC may pay one or more Agents in respect of advertising, marketing and other distribution services for Class B, Class C and Class T shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Class B, C and T Distribution Plan will benefit the Company and holders of its Class B, Class C and Class T shares, respectively.

          The Class B, C and T Distribution Plan did not become effective until December 31, 1999. The table below lists the total amounts paid by each Fund for the fiscal year ended December 31, 2000, including total amounts paid to (i) Premier, as distributor prior to March 22, 2000 and (ii) DSC, as distributor from March 22 through December 31, 2000.

                                                Class B
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $6              $2,106               $2,112
Discovery                    $5,320            $217,956             $223,276
Focus                          $608              $3,747               $4,355
Growth                       $1,448            $110,444             $111,892
Growth and Income               $10              $3,429               $3,439
International Equity           $696             $20,687              $21,383
Mid-Cap Growth                 $242              $4,825               $5,067
Passport                    $27,736            $259,259             $286,995
Worldwide Growth               $198               9,002               $9,200

                                                Class C
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $8                $690                 $698
Discovery                    $1,796            $104,199             $105,995
Focus                          $456                $702               $1,158
Growth                         $306             $18,343              $18,649
Growth and Income                $2                $364                 $366
International Equity           $285              $8,428               $8,713
Mid-Cap Growth                  $86              $1,746               $1,832
Passport                    $10,779            $123,399             $134,178
Worldwide Growth                $12              $1,471               $1,483

                                                Class T
                      ----------------------------------------------------------
        Fund              Period from         Period from         Fiscal Year
                        January 1, 2000    March 22, 2000 to     Ended December
                       to March 21, 2000   December 31, 2000        31, 2000
--------------------  ------------------  -------------------  -----------------
Balanced                         $3                 $20                  $23
Discovery                       $38              $2,310               $2,348
Focus                          $151                $175                 $326
Growth                          $37              $1,553               $1,590
Growth and Income                $1                $117                 $118
International Equity            $10              $1,041               $1,051
Mid-Cap Growth                   $1                 $39                  $40
Passport                       $178              $2,218               $2,396
Worldwide Growth                 $1                 $61                  $62

           CLASS F SHARES. The Company also has adopted a plan pursuant to the Rule with respect to the Class F shares (the "Class F Distribution Plan") of all Funds other than the Money Market Fund (the "12b-1 Funds"). Pursuant to the Class F Distribution Plan, each 12b-1 Fund pays for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of the average daily net assets of Class F shares of that Fund. These fees may be used to pay directly, or to reimburse DSC for paying, expenses in connection with distribution of the 12b-1 Funds' Class F shares and related activities including: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Funds' Class F shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the Class F shareholders of the Fund; and such other expenses as may be approved from time to time by the Company's Board of Directors and as may be permitted by applicable statute, rule or regulation.

           Payments under the Class F Distribution Plan may be made only to reimburse expenses paid during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses paid in excess of this limitation are not reimbursable and will be borne by Founders. As of December 31, 2000, Founders had paid the following distribution-related expenses on behalf of the 12b-1 Funds, which had not been reimbursed pursuant to the Class F Distribution Plan:

                                         % of Average
         Fund               Amount        Net Assets
----------------------- ------------  --------------
Balanced                 $1,287,812          0.15%
Discovery                  $355,586          0.03%
Focus                       $76,526          1.14%
Government Securities            $0          0.00%
Growth                   $3,016,762          0.10%
Growth and Income          $151,470          0.03%
International Equity       $151,472          0.36%
Mid-Cap Growth             $261,405          0.11%
Passport                   $370,394          0.09%
Worldwide Growth           $140,866          0.05%
----------------------- ------------
TOTAL                    $5,812,292

           During the fiscal year ended December 31, 2000, DSC and/or Premier expended the following amounts in marketing the Class F shares of the 12b-1 Funds pursuant to the Class F Distribution Plan: advertising, $1,121,557; printing and mailing of prospectuses to persons other than current shareholders, $1,946,345; payment of compensation to third parties for distribution and shareholder support services, $11,276,162; and public relations and trade shows, $292,359. The payments to third parties for distribution and shareholder support services included payments to The Variable Life Annuity Insurance Company and CIGNA Financial Services, Inc., which, to the knowledge of the Company, beneficially owned 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

           PROVISIONS APPLICABLE TO ALL CLASSES. The benefits that the Board believes are reasonably likely to flow to the Funds (other than the Money Market Fund) and their shareholders under the Distribution Plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the Funds' investment objectives; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds, which assists in portfolio management; (4) the positive effect which increased Fund assets could have on Founders' revenues could allow Founders to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services, and acquire and retain talented employees who desire to be associated with a growing organization; and (5) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base.

           Payments made by a particular Fund Class under a Distribution Plan may not be used to finance the distribution of shares of any other Fund Class. In the event that an expenditure may benefit more than one Fund Class, it is allocated among the applicable Fund Classes on an equitable basis.

          A quarterly report of the amounts expended under each Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Company's Class B, Class C, Class F or Class T shares of any Fund may bear pursuant to the respective Distribution Plan without the approval of the holders of such shares and that all amendments of the Distribution Plans must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements entered into in connection with the Distribution Plans, by vote cast in person at a meeting called for the purpose of considering such amendments.

          Each Distribution Plan is subject to annual approval by the Company's Board of Directors, by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Both Distribution Plans were last approved and renewed on May 5, 2000 by the Board, including all of the Independent Directors, for the period ending May 31, 2001. As to the relevant Class of shares of any Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares of such Fund.

          So long as any Distribution Plan is in effect for any Class of shares of any Fund, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination.

SHAREHOLDER SERVICES PLAN

          The Company has adopted a Shareholder Services Plan with respect to the Equity Funds' Class A, Class B, Class C and Class T shares (the "Shareholder Services Plan"). Under the Shareholder Services Plan, each Equity Fund's Class A, Class B, Class C and Class T shares pays DSC a fee at the annual rate of 0.25% of the value of the average daily net assets of the respective Class for the provision of certain services to the holders of shares of that Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, DSC may make payments to Agents in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was initially approved by the Board at a meeting held on August 13, 1999 and was renewed on May 5, 2000 by the Board, including all of the Independent Directors, for the period ending May 31, 2001. As to the relevant Class of shares of any Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

          Set forth below are the total amounts paid by each Fund pursuant to the Shareholder Services Plan to (i) Premier, as distributor prior to March 22, 2000 and (ii) DSC for the Fund's fiscal year ended December 31, 2000.

                       Total Amount
                      Paid Pursuant
                       to Shareholder     Payments to
        Fund          Services Plan         Premier        Payments to DSC
  -----------------  -----------------  -----------------  -----------------
  Balanced
     Class A               $446                 $2               $444
     Class B               $704                 $2               $702
     Class C               $233                 $3               $230
     Class T                $23                 $3                $20
  Discovery
     Class A           $139,472             $1,905           $137,567
     Class B            $74,426             $1,773            $72,653
     Class C            $35,332               $599            $34,733
     Class T             $2,348                $38             $2,310
  Focus
     Class A             $1,457               $493               $964
     Class B             $1,451               $203             $1,248
     Class C               $386               $152               $234
     Class T               $326               $151               $175
  Growth
     Class A            $13,158               $285            $12,873
     Class B            $37,297               $483            $36,814
     Class C             $6,216               $102             $6,114
     Class T             $1,590                $37             $1,553
  Growth and
  Income
     Class A               $252                 $1               $251
     Class B             $1,147                 $4             $1,143

                       Total Amount
                      Paid Pursuant
                       to Shareholder     Payments to
        Fund          Services Plan         Premier        Payments to DSC
  -----------------  -----------------  -----------------  -----------------
     Class C               $122                 $1               $121
     Class T               $118                 $1               $117
  International
  Equity
     Class A             $6,961               $282             $6,679
     Class B             $7,127               $232             $6,895
     Class C             $2,905                $95             $2,810
     Class T             $1,051                $10             $1,041
  Mid-Cap Growth
     Class A               $990                $75               $915
     Class B             $1,689                $81             $1,608
     Class C               $611                $29               $582
     Class T                $40                 $1                $39
  Passport
     Class A           $106,667            $13,394            $93,273
     Class B            $95,665             $9,245            $86,420
     Class C            $44,725             $3,593            $41,132
     Class T             $2,396               $178             $2,218
  Worldwide Growth
     Class A             $3,381               $484             $2,897
     Class B             $3,067                $66             $3,001
     Class C               $495                 $4               $491
     Class T                $62                 $1                $61

REDEMPTION OF SHARES

           GENERAL. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

          The Funds impose no charges (other than any applicable CDSC) when shares are redeemed, although a $6 fee will be assessed for wire redemptions of Class F shares. Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the applicable Fund's then-current net asset value.

           CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A CDSC is paid to DSC on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the applicable Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the applicable Fund acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares of that Fund above the dollar amount of all your payments for the purchase of Class B shares of that Fund held by you at the time of redemption.

          If the aggregate value of the Class B shares of a Fund that are redeemed has declined below their original cost as a result of the Fund's performance, any CDSC which is applicable will be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

          The following table sets forth the rates of the CDSC for Class B shares:

                                 CDSC as a % of
                                 Amount Invested
      Year Since Purchase      or Redemption
      Payment Was Made         Proceeds
      ---------------------    -----------------
      First...............     4.00
      Second..............     4.00
      Third...............     3.00
      Fourth..............     3.00
      Fifth...............     2.00
      Sixth...............     1.00

          In determining whether a CDSC is applicable to a redemption from a Fund, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

          For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the Fund's net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

           CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A CDSC of 1% is paid to DSC on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

           WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with a Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the applicable Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you must notify DTI or your Agent must notify DSC. Any such qualification is subject to confirmation of your entitlement.

           REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by DTI prior to the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by DTI after the close of regular trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

          In addition, DSC or its designee will accept orders from Selected Dealers with which DSC has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of regular trading on the floor of the New York Stock Exchange on any business day and transmitted to DSC or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of regular trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

           REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

           TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds (minimum $100 for Class F; $500 for Classes of shares other than F) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two business days after receipt of the redemption request or, at your request, paid by check and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period from accounts in Fund Classes other than Class F. See "Purchase of Shares -- TeleTransfer Privilege."

           REDEMPTION COMMITMENT; REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount from any Fund other than Money Market Fund, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In addition, the Board of Directors has adopted "Investment Company Act Section 17(a) Affiliate Redemption in Kind Conditions and Procedures." Under these procedures, a Fund may satisfy redemption requests from a shareholder who may be deemed to be an affiliated person of the Fund by means of an in-kind distribution of the Fund's portfolio securities, subject to certain conditions. In the event of any redemption in kind, the securities distributed to the redeeming shareholder would be valued in the same manner as they are valued in the portfolio of the Fund. If the recipient sold such securities, brokerage charges would be incurred.

           REDEMPTION PAYMENTS; SUSPENSION OF REDEMPTIONS. Proceeds of redemptions normally will be forwarded within three business days after receipt by the applicable Transfer Agent of the request for redemption in good order, although the Company may delay payment of redemption proceeds under certain circumstances for up to seven calendar days after receipt of the redemption request. (We consider redemptions to be received in good order upon receipt of the required documents as described in the applicable Prospectus.) In addition, net asset value determination for purposes of redemption may be suspended or the date of payment postponed during periods when (1) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays or weekends), (2) when trading in the markets the relevant fund ordinarily utilizes is restricted, (3) for such other periods as the SEC by order may permit, or (4) an emergency exists as defined by the SEC so that disposal of securities or determination of net asset value is not reasonably practicable. In such a case, a shareholder seeking to redeem shares may withdraw his request or leave it standing for execution at the per share net asset value next computed after the suspension has been terminated.

           TRANSACTIONS THROUGH THIRD PARTIES. The Company has authorized a number of brokers and other financial services companies to accept orders for the purchase and redemption of Fund shares. Certain of such companies are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. In certain of these arrangements, the Company will be deemed to have received a purchase or redemption order when an authorized company or, if applicable, its authorized designee, accepts the order. In such cases, the customer's order will be priced at the public offering price of the applicable Fund next determined after the order is accepted by the company or its authorized designee.

SHAREHOLDER SERVICES

          FUND EXCHANGES FOR CLASSES A, B, C, R AND T. Shares of Classes A, B, C, R and T of any Equity Fund may be exchanged for shares of the same Class of any other Equity Fund or Dreyfus Premier fund. Shares of each Class of an Equity Fund also may be exchanged for shares of certain other funds managed or administered by The Dreyfus Corporation and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

B.	Shares of Funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of Funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

E.	Shares of Funds subject to a CDSC that are exchanged for shares of another Fund will be subject to the higher applicable CDSC of the two Funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

          To accomplish an exchange under Item D above, you or your Agent must notify DTI of your prior ownership of shares with a sales load and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

          You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into the other Funds or certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

          To request an exchange of Class A, B, C, R or T shares, you or your Agent acting on your behalf must give exchange instructions to DTI in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Agent, and reasonably believed by Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to amount involved or the number of telephone exchanges permitted. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

           Shares of the Fund being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

           Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one Fund and such investor's Retirement Plan account in another Fund.

           AUTO-EXCHANGE PRIVILEGE. The Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for Class A, B, C, R or T shares of a Fund, shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts if eligible, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having identical names and other identifying designations.

           Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class F shares should call 1-800-525-2440). The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

           AUTOMATIC ASSET BUILDER(R). Automatic Asset Builder permits you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

           GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Government Direct Deposit Privilege enables you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

           DIVIDEND OPTIONS. Dividend Sweep allows you to invest automatically your dividends or dividends and any capital gain distributions from Class A, B, C, R or T shares of a Fund in shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without imposition of the sales load in shares of other funds that are offered without a sales load.

B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

           Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Class A, B, C, R or T shares of a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

           AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan ("AWP") permits you to request withdrawal of a specified dollar amount (minimum of $50 for Class A, B, C, R or T shares) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the applicable Transfer Agent.

          A CDSC will not be charged on Class B shares redeemed under an AWP for any Fund account opened on or after July 24, 2000, or for any existing Fund account that adds AWP services on or after July 24, 2000, as long as the amount of the withdrawal does not exceed the GREATER of:

•	an annual rate of 12% of the account value at the time of the first withdrawal under the AWP; or

•	an annual rate of 12% of the account value at the time of any subsequent withdrawal.

AWP withdrawals of Class B shares that exceed such amounts will be subject to a CDSC.

           Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

           Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

           LETTER OF INTENT -- CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

          DTI will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, DTI, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund, as applicable, held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or a Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

           PAYROLL SAVINGS PLAN. Payroll Savings Plan permits you to purchase Class A, B, C, R or T shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing account electronically through the Automated Clearing House system at each pay period.

           CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, Education IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans. Plan support services also are available.

           Investors who wish to purchase Class A, B, C, R or T shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from DSC forms for adoption of such plans.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

           Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

          The minimum initial investment in Class A, B, C, R or T shares for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs with more than one participant is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Founders-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant is normally $750, with no minimum on subsequent purchases. The minimum initial investment for Education IRAs is $500, with no minimum on subsequent purchases.

          The investor should read the Prototype Retirement Plan and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

           CLASS F SHAREHOLDER SERVICES. The services provided to holders of Class F shares are described in detail in the Prospectus for Class F shares.

COMPANY POLICY REGARDING MARKET TIMING ACTIVITIES

          The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds or other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year (or, in the case of Class F, during any 12-month period) or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege or to any automatic investment or withdrawal privilege described herein.

           During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

OTHER SERVICES

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT

           Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to an Amended and Restated Fund Accounting and Administrative Services Agreement that was initially approved on August 13, 1999 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders at a meeting called for such purpose, for an initial term ending May 31, 2000. The Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The Agreement was renewed on May 5, 2000 by the Board, including all of the Independent Directors, for the period ending May 31, 2001. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice, or by Founders upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's Board of Directors approves such assignment.

           Pursuant to the Agreement, Founders maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing and transfer agents, custodian, and manager and calculates daily the net asset value of each Class of the Funds; monitors the data and transactions of the custodian, transfer agents, shareholder servicing agent, and manager of the Funds; monitors compliance with tax and federal securities rules and regulations; provides reports and analyses of portfolio, transfer agent, shareholder servicing agent, and custodial operations, performance and costs; and reports on regulatory and other shareholder matters. The Funds pay a fee for this service which is computed at an annual rate of 0.06 percent of the daily net assets of the Funds from $0 to $500 million and at an annual rate of 0.02 percent of the daily net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. During the fiscal years ended December 31, 2000, 1999, and 1998, the Company paid Fund accounting and administrative services fees of $1,881,943, $1,319,457, and $1,213,611 respectively.

SHAREHOLDER SERVICES AGREEMENT

           Pursuant to an Amended and Restated Shareholder Services Agreement, Founders performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related and transfer agent services for the Class F shareholders of the Funds. The Agreement was approved on August 13, 1999 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or Founders at a meeting called for such purpose, for an initial term ending May 31, 2000. The Agreement may be continued from year to year thereafter as long as such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement was renewed on May 5, 2000 by the Board, including all of the Independent Directors, for the period ending May 31, 2001. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to Founders or by Founders upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's Board of Directors approves such assignment. The Funds pay to Founders a prorated monthly fee for such services equal on an annual basis to $26 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month (the "shareholder servicing fee"). The fee provides for the payment not only for services rendered and facilities furnished by Founders pursuant to the Agreement, but also for services rendered and facilities furnished by ITC and DST Systems, Inc. ("DST") in performing transfer agent services for Class F shareholders and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, ITC, and DST are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 2000, 1999, and 1998, the Company paid shareholder servicing fees of $2,951,970, $2,580,972, and $3,147,345 respectively.

BROKERAGE ALLOCATION

          It is the policy of the Company, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

           Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Company to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over the counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Founders, better prices and execution are available elsewhere.

           Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

          The types of research services and products provided by brokerage firms to Founders include, without limitation:

•	research reports about issuers, industries, securities, economic factors and trends
• • • • • • • • • •	earnings information and estimates
reports of issuer regulatory filings
performance measurement systems
stock quote systems
trading systems
trading measurement services
data feeds from stock exchanges
third party publications
computer and electronic access equipment
software programs

           These services and products permit Founders to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

          Some of the research products or services received by Founders may have both a research function and a non-research administrative function (a "mixed use"). If Founders determines that any research product or service has a mixed use, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Founders in hard dollars. Any such allocation may create a conflict of interest for Founders.

           Certain accounts of affiliated entities in the Mellon organization are managed by Founders employees acting in a "dual employee" capacity. Founders effects trades for accounts managed by these dual employees. Because those clients may benefit from the research products and services Founders receives from brokers, commissions generated by those clients may be used to help pay for research products and services.

           Founders generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Founders to compensate the selected brokerage firm for research provided. Founders endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research Founders believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

           Founders may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Founders in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to Founders from brokerage firms effecting securities transactions for a Fund or client may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

          As described in greater detail below, a significant proportion of the total commissions paid by the Funds for portfolio transactions during the year ended December 31, 2000 was paid to brokers that provided research services to Founders, and it is expected that, in the future, a substantial portion of each Fund's brokerage business will be placed with firms that provide such services.

           Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of shares of the Funds may also be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions.

          A Fund and one or more of the other Funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

          DSC has been authorized by the directors of the 12b-1 Funds to apply dollars generated from each Fund's Rule 12b-1 distribution plan to pay to brokers and to other entities a fee for distribution, recordkeeping, accounting, and shareholder-related services provided to investors purchasing shares of a 12b-1 Fund through various sales and/or shareholder servicing programs. These fees are computed based on the average daily account balances of investments in each 12b-1 Fund made by the entity on behalf of its customers. The directors of the 12b-1 Funds have further authorized Founders to place a portion of the Funds' brokerage transactions with certain of these entities which are broker-dealers if Founders reasonably believes that the entity is able to provide the best execution of orders at the most favorable prices. Commissions earned by the entity from executing portfolio transactions on behalf of a specific 12b-1 Fund may be credited against the fee charged to that Fund, on a basis that has resulted from negotiations between Founders and the entity. Any 12b-1 fees that are not expended as a result of the application of any such credit will not be used either to pay or to reimburse DSC for other distribution expenses. These directed brokerage arrangements have no adverse effect either on the level of brokerage commissions paid by the Funds or on any Fund's expenses.

          In addition, registered broker-dealers, third-party administrators of tax-qualified retirement plans, and other entities that establish omnibus investor accounts in the Class F shares of the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. These services reduce or eliminate the need for identical services to be provided on behalf of the participants by Founders, the Funds' shareholder servicing agent, and/or by ITC, the Funds' Class F transfer agent. In such instances, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account, from the shareholder servicing fees applicable to each participant's account that are paid to Founders by the Funds. If commissions are earned by a registered broker-dealer from executing portfolio transactions on behalf of a specific Fund, the commissions may be credited by the broker-dealer against the sub-transfer agency or recordkeeping fee payable with respect to that Fund, on a basis that will have been negotiated between the broker-dealer and Founders. In such instances, Founders will apply any such credits to the shareholder servicing fee that it receives from the applicable Fund. Thus, the Fund will pay a shareholder servicing fee to Founders, and Founders will pay a sub-transfer agency or recordkeeping fee to the broker-dealer only to the extent that the fee is not off-set by brokerage credits. In the event that the shareholder servicing fee paid by a Fund to Founders with respect to participants in omnibus Class F share accounts in that Fund exceeds the sub-transfer agent or recordkeeping fee applicable to that Fund, Founders may carry forward the excess and apply it to future sub-transfer agent or recordkeeping fees applicable to that Fund that are charged by the broker-dealer. Such a carry-forward may not go beyond a calendar year.

           Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Founders, subject to the general supervision of the Board of Directors of the Company.

          The following table lists the amount of brokerage commissions and gross spreads and concessions on principal transactions paid by the Funds for the fiscal years ended 2000, 1999, and 1998, respectively (none of which was paid to DSC):

                         Brokerage Commissions            Gross Spreads and Concessions
                   -----------------------------------  ----------------------------------
     Fund             2000        1999        1998        2000        1999        1998
----------------   -----------  ----------  ----------  ----------  ----------  ----------

Balanced           $1,184,776   $3,951,517  $3,647,987   $876,739    $767,727    $843,441
Discovery          $1,105,183    $354,976    $283,364   $8,277,663  $4,426,863  $2,610,430
Focus*                $19,104        $423         N/A     $21,333        $555         N/A
Government
Securities                N/A         N/A         N/A      $3,726      $9,059      $8,632
Growth             $5,491,557   $3,460,100  $5,150,827  $4,490,318  $2,168,826  $1,574,633
Growth and
Income             $1,010,207   $1,050,728  $2,648,554   $557,178    $257,946    $427,318
International
Equity               $334,138    $187,422    $111,638     $85,693    $281,311     $78,269
Mid-Cap Growth       $308,037    $487,616    $856,092   $2,011,601  $1,762,899  $1,394,161
Money Market              N/A         N/A         N/A         N/A         N/A         N/A
Passport           $11,150,877  $2,864,349   $220,075   $1,208,825  $1,343,340   $168,136
Worldwide
Growth             $1,637,270   $1,317,745   $905,910    $506,078    $512,546    $935,596

* Focus Fund inception date December 31, 1999.

          The differences in the amounts of brokerage commissions paid by the Funds during 2000 as compared to prior years are primarily attributable to increased market volatility, increased cash flows into and out of the Funds, changes in the assets of the Funds, and differences in portfolio turnover rates.

          The aggregate amount of transactions during the fiscal year ended December 31, 2000 in securities effected on an agency basis through a broker for research services, and the commissions and concessions related to such transactions, were as follows:

                             Commissions and
             Fund              Concessions       Transactions Amount
      --------------------  ------------------   ---------------------
      Balanced                    $194,463            $202,454,501
      Discovery                   $142,043             $71,482,583
      Focus                         $2,351              $2,360,991
      Growth                    $1,976,472          $2,151,304,567
      Growth and Income           $246,188            $255,391,609
      International               $298,435            $115,616,055
      Equity
      Mid-Cap Growth               $50,340             $32,699,256
      Passport                  $9,978,227          $3,351,612,653
      Worldwide Growth          $1,319,085            $570,040,032

           During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

           During the fiscal year, certain of the funds held securities of their regular brokers or dealers as follows:

           Fund                     Broker                  Value*
    Balanced              Morgan Stanley Dean Witter     $4,699,525
                          Merrill Lynch & Co.                   N/A
    Discovery             Morgan Stanley Dean Witter    $55,169,201
                          Merrill Lynch & Co.                   N/A
    Focus                 Morgan Stanley Dean Witter            N/A
    Government            Merrill Lynch & Co.                   N/A
    Securities
                          Associates Corporation                N/A
                          Household Finance                     N/A
                          Corporation
                          American General Finance              N/A
                          American Express Credit               N/A
    Growth                Merrill Lynch & Co.            $4,439,211
                          Morgan Stanley Dean Witter            N/A
    Growth and Income     Merrill Lynch & Co.            $1,457,508
    International         Morgan Stanley Dean Witter            N/A
    Equity
                          Merrill Lynch & Co.                   N/A
    Mid-Cap Growth        Morgan Stanley Dean Witter     $7,497,208
                          Merrill Lynch & Co.                   N/A
    Money Market          Morgan Stanley Dean Witter     $4,979,639
                          Merrill Lynch & Co.            $1,397,155
                          American Express Credit               N/A
                          Ford Motor Credit                     N/A
                          Prudential Funding             $5,076,944
                          Associates Corporation         $4,272,050
                          Household Finance                     N/A
                          Corporation
                          American General Finance              N/A
    Passport              Morgan Stanley Dean Witter            N/A
                          Merrill Lynch & Co.                   N/A
    Worldwide Growth      Morgan Stanley Dean Witter            N/A
                          Merrill Lynch & Co.                   N/A

* value as of 12/31/00, if applicable.

CAPITAL STOCK

          The Company's capital stock, par value $0.01 per share, is divided into eleven series: Dreyfus Founders Balanced Fund, Dreyfus Founders Discovery Fund, Dreyfus Founders Focus Fund, Dreyfus Founders Government Securities Fund, Dreyfus Founders Growth Fund, Dreyfus Founders Growth and Income Fund, Dreyfus Founders International Equity Fund, Dreyfus Founders Mid-Cap Growth Fund, Dreyfus Founders Money Market Fund, Dreyfus Founders Passport Fund and Dreyfus Founders Worldwide Growth Fund. Each series other than the Government Securities and Money Market Funds is divided into multiple classes of shares: Class A, Class B, Class C, Class F, Class R and Class T. All shares of the Government Securities and Money Market Funds have been designated as Class F shares. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.

          As of February 15, 2001, no person owned of record or, to the knowledge of the Company, beneficially, more than 5% of the capital stock of any Fund then outstanding except:

                                              Fund             Amount owned
                                     -----------------------  ----------------
Charles Schwab & Co., Inc.,          Balanced - Class F            15.61%
101 Montgomery Street
San Francisco, CA  94104             Discovery - Class F           24.39%
(record owner)
                                     Focus - Class F                6.78%

                                     Government Securities          9.59%
                                    - Class F

                                     Growth - Class F              18.11%

                                     Growth and Income -            6.96%
                                     Class F

                                     Mid-Cap Growth -              17.93%
                                     Class F

                                     Passport  - Class F           35.60%

                                     Worldwide Growth -            32.05%
                                     Class F

National Financial Services Corp.    Balanced - Classes C           5.24%
P.O. Box 3908                        and F
Church Street Station
New York, NY  10008                  Growth - Classes A, B          5.95%
(record owner)                       and F

                                     Passport Classes B             5.81%
                                      and F

                                     Worldwide Growth -            10.60%
                                     Classes A, B and F

Donaldson, Lufkin & Jenrette         Focus - Classes A and          6.08%
Securities Corp.                     B
P.O. Box 2052
Jersey City, NJ  07303
(record owner)

Salomon Smith Barney Inc.            Discovery - Classes            6.82%
388 Greenwich Street                 B, C F and T
New York, NY  10013
(record owner)

MLPF&S for the sole benefit of its   International Equity           5.46%
customers                            - Classes A, B and C
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL  32246-6484         Passport - Classes A,          9.88%
(record owner)                       B and C

Prudential Securities Inc.           Passport - Classes B,          5.09%
1 New York Plaza                     C, F and T
New York, NY  10004-19013
(record owner)

American Express Trust Company       Balanced - Class F            24.01%
733 Marquette Avenue
Minneapolis, MN  55402
(record owner)

Fidelity Investments                 Balanced - Class F             8.77%
400 Los Colinas Blvd E.
Irving, TX  75309-5579               Discovery - Class A            9.50%
(record owner)                       and F

                                     Growth - Class F              11.10%

Eugene H. Vaughan, Jr.               Money Market - Class F        10.97%
600 Travis Street Suite 6300
Houston, TX  77002 -3007
(record and beneficial owner)

First Union National Bank            International Equity           5.02%
1525 W. Wt Harris Blvd. #1151        - Class R
Charlotte, NC  28262-8522
(record owner)

Boston Safe Deposit Co.              International Equity           7.77%
Trustee Dreyfus Retirement Services  - Class R
135 Santilli HWY
Everett, MA  02149-1906              Worldwide Growth -            12.65%
(record owner)                       Class R

Cigna Retirement & Investment Serv.  Balanced - Class F            21.10%
One Commercial Plaza
280 Trumbull Street                  Growth - Class F               8.49%
Hartford, CT  06103
(record and beneficial owner)

           Shares of each Class of each Fund are fully paid and nonassessable when issued. All shares of each Class of a Fund participate equally upon liquidation and in dividends and other distributions by that Class, and participate in proportion to their relative net asset values in the residual assets of a Fund in the event of its liquidation. Shares of each Class of each Fund are redeemable as described herein under "Redemption of Shares" and under "About Your Investment" or "Your Investment" in the Prospectuses. Fractional shares have the same rights proportionately as full shares. The Company does not issue share certificates. Shares of the Company have no conversion, subscription or preemptive rights.

          Each full share of the Company has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Class and/or each Fund is required by law. The Company is not required to hold regular annual meetings of shareholders and does not intend to do so; however, the Board of Directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Company's Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

PRICING OF SHARES

The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) on each day the Exchange is open for trading. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ALL FUNDS EXCEPT MONEY MARKET FUND. The net asset value per share of each Class of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Class, less the Fund's liabilities (including accrued expenses) attributable to that Class, by the number of outstanding shares of that Class. Expenses and fees, including the advisory fees and fees pursuant to the Distribution Plans and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of each Class of each Fund's shares. Because of the differences in the operating expenses incurred by each Class of a Fund, the per share net asset value of each Class will differ.

DOMESTIC EQUITY SECURITIES. A security listed or traded on a securities exchange or in the over-the counter market is valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges ordinarily are valued at the last quoted sale price available before the time when the Funds' assets are valued. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to securities or companies in certain Latin American countries, prices may not be available in a timely manner. Therefore, such prices will be obtained from a Board-authorized pricing service. These prices will be reflective of current day trading activity, and will be secured at a consistent time each day. If a security's price is available from more than one U.S. or foreign exchange, the exchange that is the primary market for the security will be used. Foreign securities not traded on foreign exchanges, including 144As and foreign income securities, are valued on the basis of the average of at least two market maker quotes and/or the portal system. London closing exchange rates are used to convert foreign currencies to U.S. dollars.

DEBT INSTRUMENTS. Fixed and variable income securities are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Directors. Instruments for which vendor valuations are not available are valued by averaging the bid prices obtained from two active market makers in the security. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, shall be valued at fair market value as determined in good faith by the Board of Directors or pursuant to procedures approved by the Board of Directors.

PRICING SERVICES. The Company's Board of Directors periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

MONEY MARKET FUND. The Board of Directors has adopted a policy that requires that the Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Fund's shareholders in the daily dividend, the value of the Fund's assets, and thus its net asset value per share, generally will remain constant. No assurances can be provided that the Fund will be able to maintain a stable $1.00 per share net asset value. This method may result in periods during which the value of the Fund's securities, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

          In connection with its use of the amortized cost method, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only portfolio securities having remaining maturities of 397 calendar days or less, and invest only in securities, whether rated or unrated, determined by the Board of Directors to be of high quality with minimal credit risks. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors at such intervals as it may deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or may otherwise be unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

OPTIONS. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

          When the Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. Unless an account is not subject to income taxes, shareholders must include all dividends and capital gains distributions in taxable income for federal, state and local income tax purposes.

           Distributions paid from a Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) are taxable as ordinary income whether received in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable as long-term capital gain, regardless of the length of time the shareholder has held his Fund shares at the time of the distribution, whether received in cash or additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of that Fund on the reinvestment date.

          Any loss realized by a shareholder upon the disposition of shares held for six months or less from the date of his or her purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

          A portion of a Fund's dividends may qualify for the corporate dividends-received deduction; however, the alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.

          All dividends and distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution of such realized capital gains, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. Distributions generally are taxable in the year in which they are received, regardless of whether received in cash or reinvested in additional shares. However, dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year will be taxable as though received by shareholders on December 31 of the calendar year in which the dividends were declared.

           While the Funds intend to make distributions at the times set forth in the Prospectuses, those times may be changed at each Fund's discretion. The Funds intend to distribute substantially all investment company taxable income and net realized capital gains. Through such distributions, and by meeting certain other requirements, each Fund intends to continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). In each year in which a Fund so qualifies, it will not be subject to federal income tax upon the amounts so distributed to investors. The Code contains a number of complex tests to determine whether a Fund will so qualify, and a Fund might not meet those tests in a particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Qualification as a regulated investment company does not involve supervision by any governmental authority either of the Company's management or of the Funds' investment policies and practices.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to continue to make distributions in accordance with this requirement. However, the Company's Board of Directors and Founders could determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

           Certain options and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, with some exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized.

           Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

          The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

           Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

           Requirements related to the Funds' status as regulated investment companies may limit the extent to which any particular Fund will be able to engage in transactions in options and forward contracts.

          The Funds intend to accrue dividend income for Federal income tax purposes in accordance with Code rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as income.

           Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the position and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make any ordinary income dividend distributions. Such distributions made before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

          A Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions and gross proceeds from the disposition of Fund shares payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that a shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

           Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

           Certain Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

           Money Market Fund will declare a dividend of its investment company taxable income on a daily basis, and shareholders of record begin receiving dividends no later than the next day following the day when the purchase is effected. The dividend declared at 4:00 p.m. Eastern time will be deducted immediately before the net asset value calculation is made. Shareholders will receive dividends in additional shares, unless they elect to receive cash by notifying the Transfer Agent in writing. Dividends will be reinvested monthly on the last business day of each month at the per share net asset value on that date. If cash payment is requested, checks will be mailed as soon as possible after the end of the month. If a shareholder redeems his entire account, all dividends declared to the effective date of redemption will be paid at that time. Shareholders will receive quarterly statements of account activity, including information on dividends paid or reinvested. Shareholders also will receive confirmations after each transaction, except as stated in the applicable Prospectus. Tax information will be provided annually.

           Money Market Fund's net income consists of all interest income accrued (including accrued discount earned and premium amortized), plus or minus all short-term realized gains and losses on portfolio assets, less accrued expenses. The amount of the daily dividend will fluctuate. To the extent necessary to attempt to maintain a net asset value of $1.00 per share, the Board of Directors may consider the advisability of temporarily reducing or suspending payment of daily dividends.

           Founders may provide the Funds' Class F shareholders with information concerning the average cost basis of their shares to assist them in preparing their tax returns. This information is intended as a convenience to the Funds' Class F shareholders and will not be reported to the IRS. The IRS permits the use of several methods in determining the cost basis of mutual fund shares. Cost basis information provided by Founders will be computed using the single-category average cost method, although neither Founders nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a Fund's shareholder has reported gains or losses from investments in the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

          The treatment of any ordinary dividends and capital gains distributions to shareholders from a Fund under the various state and local income tax laws may not parallel that under federal law. In addition, distributions from a Fund may be subject to additional state, local, and foreign taxes, depending upon each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

YIELD AND PERFORMANCE INFORMATION

          The Company may, from time to time, include the yield or total return of the Funds in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Government Securities and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

           YIELD = 2[(1 + A-B)^6 - 1]
                                        cd

where	a =	dividends and interest earned during the period,

b =	expenses accrued for the period (net of reimbursements),

c =	the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d =	the maximum offering price per share on the last day of the period.

          The yields of the Balanced and Government Securities Funds for the 30 days ended December 31, 2000 were 1.77% and 5.23%, respectively.

          For the seven day period ended December 31, 2000, the Money Market Fund's yield was 5.94% and its effective yield was 6.12%. The Money Market Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven day calendar period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return, calculated as described above, raising that sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

           EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7] -1

           Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. A Class's average annual total return figures calculated in accordance with this formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

           Prior to December 31, 1999, the Company offered a single Class of shares of each Fund without a separate designation. This Class was redesignated as Class F shares on December 31, 1999. The average annual total returns of each Fund's Classes of shares for the 1, 5, and 10 year (or Life of Fund) periods ended December 31, 2000 were:

                                    Aggregate
                                      Total
                   Aggregate        Return
                 Total Return       Since                                   Average
                     Since        Inception                                 Annual
                   Inception       Based on                                 Total
                 Based on Net      Maximum                                  Return
AVERAGE           Asset Value      Offering      Average      Average       for 10
ANNUAL             (without      Price (with     Annual       Annual        Years or
RETURN           deduction of     deduction      Total        Total         Life of
                    maximum       of maximum     Return       Return        Fund (if
                  sales load      sales load     for One      for 5         less than
     Fund          or CDSC)        or CDSC)         Year        Years       10 years)
---------------  --------------  -------------   -----------  -----------   -----------

Balanced
   Class A*        -10.21%         -15.38%         -15.38%      N/A           N/A
   Class B*        -11.06%         -14.62%         -14.62%      N/A           N/A
   Class C*        -11.36%         -11.36%         -11.36%      N/A           N/A
   Class F         N/A             N/A             -10.44%        6.74%        10.81%a
   Class R*        -10.18%         -10.18%         -10.18%      N/A           N/A
   Class T*        -10.67%         -14.68%         -14.68%      N/A           N/A
Discovery
   Class A*         -8.18%         -13.46%         -13.43%      N/A           N/A
   Class B*         -8.92%         -12.56%         -12.53%      N/A           N/A
   Class C*         -8.87%          -8.87%          -8.84%      N/A           N/A
   Class F         686.36% b       N/A              -8.23%       22.57%        21.39%
   Class R*         -7.98%          -7.98%          -7.96%      N/A           N/A
   Class T*         -8.43%         -12.55%         -12.51%      N/A           N/A
Focus
   Class A*        -27.44%         -31.61%         -31.61%      N/A           N/A
   Class B*        -28.00%         -30.88%         -30.88%      N/A           N/A
   Class C*        -28.08%         -28.08%         -28.08%      N/A           N/A
   Class F*         27.44%         N/A              27.44%      N/A           N/A
   Class R*        -24.64%         -24.64%         -24.64%      N/A           N/A
   Class T*        -26.96%         -30.24%         -30.24%      N/A           N/A
Government
Securities
   Class F         114.08% c       N/A              10.57%        5.21%         5.77%
Growth
   Class A*        -27.30%         -31.48%          31.48%      N/A           N/A
   Class B*        -27.77%         -30.66%         -30.66%      N/A           N/A
   Class C*        -27.72%         -27.72%         -27.72%      N/A           N/A
   Class F         N/A             N/A             -27.23%       13.30%        17.63%d
   Class R*        -27.08%         -27.08%         -27.08%      N/A           N/A
   Class T*        -27.38%         -30.64%         -30.64%      N/A           N/A
Growth and
Income
   Class A*        -19.04%         -23.69%         -23.69%      N/A           N/A
   Class B*        -20.09%         -23.29%         -23.29%      N/A           N/A
   Class C*        -19.96%         -19.96%         -19.96%      N/A           N/A
   Class F         N/A             N/A             -19.57%       10.11%        11.90%e
   Class R*        -18.91%         -18.91%         -18.91%      N/A           N/A
   Class T*        -19.69%         -23.29%         -23.29%      N/A           N/A
International
Equity
   Class A*        -17.60%         -22.34%         -22.34%      N/A           N/A
   Class B*        -18.27%         -21.54%         -21.48%      N/A           N/A
   Class C*        -18.37%         -18.37%         -18.37%      N/A           N/A
   Class F         110.57% f       N/A             -17.65%       16.06%        16.06%
   Class R*        -17.45%         -17.45%         -17.45%      N/A           N/A
   Class T*        -17.85%         -21.54%         -21.54%      N/A           N/A
Mid-Cap Growth
   Class A*        -23.40%.        -27.80%         -27.80%      N/A           N/A
   Class B*        -24.14%         -27.18%         -27.18%      N/A           N/A
   Class C*        -24.14%         -24.14%         -24.14%      N/A           N/A
   Class F         N/A             N/A             -23.69%        7.46%        13.42%g
   Class R*        -23.28%         -23.28%         -23.28%      N/A           N/A
   Class T*        -23.80%         -27.22%         -27.22%      N/A           N/A
Money Market
   Class F h       N/A             N/A               4.35%        4.67%         4.40%
Passport
   Class A*        -29.61%         -33.66%         -33.66%      N/A           N/A
   Class B*        -30.05%         -32.85%         -32.85%      N/A           N/A
   Class C*        -30.13%         -30.13%         -30.13%      N/A           N/A
   Class F         112.59% i       N/A             -29.65%       12.61%        11.17%
   Class R*        -29.44%         -29.44%         -29.44%      N/A           N/A
   Class T*        -29.79%         -32.94%         -32.94%      N/A           N/A
Worldwide
Growth
   Class A*        -21.82%         -26.31%         -26.31%      N/A           N/A
   Class B*        -22.67%         -25.76%         -25.76%      N/A           N/A
   Class C*        -22.70%         -22.70%         -22.70%      N/A           N/A
   Class F         257.95% j       N/A             -22.14%        9.85%        12.87%
   Class R*        -21.94%         -21.94%         -21.94%      N/A           N/A
   Class T*        -22.34%         -25.83%         -25.83%      N/A           N/A

* Inception date 12/31/99.
a) Inception date 2/19/63; b) Inception date 12/31/89; c) Inception date 3/1/88;
d) Inception date 1/5/62; e) Inception date 7/5/38; f) Inception date 12/29/95;
g) Inception date 9/8/61; h) Inception date 6/23/81; i) Inception date 11/16/93;
j) Inception date 12/31/89

           Performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by independent research firms that rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons, that rank mutual funds on overall performance or other criteria, such as Lipper Analytical Services, Money, Morningstar, Kiplinger's Personal Finance, CDA Weisenberger, Financial World, Wall Street Journal, U.S. News, Barron's, USA Today, Business Week, Investor's Business Daily, Fortune, Mutual Funds Magazine and Forbes; and (iii) the Consumer Price Index (a measure for inflation), to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

           Other unmanaged indices that may be used by the Funds in providing comparison data of performance and shareholder service include Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, Financial Times - Stock Exchange, New York Stock Exchange, the Nikkei Stock Average, and the Deutscher Aktienindex.

           Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

          In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

           Rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources of Fund performance information and articles about the Funds include, but are not limited to, the following:

American Association of Individual Investors' Journal
Banxquote
Barron's
Business Week
CDA Investment Technologies
CNBC
CNN
Consumer Digest
Fabian Investor Resource
Financial Times
Financial World
Forbes
Fortune
Ibbotson Associates, Inc.
Individual Investor
Institutional Investor
Investment Company Data, Inc.
Investor's Business Daily
Kiplinger's Personal Finance
Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis
Louis Rukeyser's Mutual Funds
Money
Morningstar
Mutual Fund Forecaster
Mutual Funds Magazine
No-Load Analyst
No-Load Fund X
Personal Investor
Smart Money
The New York Times
The No-Load Fund Investor
U.S. News and World Report
United Mutual Fund Selector
USA Today
Wall Street Journal
Weisenberger Investment Companies Service
Working Woman
Worth

          From time to time, advertising materials for the Funds may include biographical information relating to their portfolio managers and may refer to, or include commentary by, the portfolio managers relating to investment strategy, asset growth, current or past business, political, economic, or financial conditions and other matters of general interest to investors. Materials also may discuss or portray the principles of dollar-cost-averaging.

ADDITIONAL INFORMATION

CODE OF ETHICS

          The Company, Founders and DSC each have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit the personnel subject to the respective codes to invest in securities, including securities that may be purchased or held by the Funds. The provisions of the respective codes are summarized below.

MELLON SECURITIES TRADING POLICY.

           Mellon Financial Corporation ("MFC"), the ultimate parent company of Founders and DSC, has a comprehensive policy concerning personal securities trading to which each of Founders' and DSC's employees is subject. The procedures established by this policy are intended to detect and prevent conflicts of interest and activities prohibited by the federal securities laws. Founders, DSC, their related persons and their other employees may, under certain circumstances and consistent with the requirements of this policy, purchase or sell securities for themselves that Founders also recommends to clients.

           Founders and DSC, as indirect subsidiaries of MFC, are parts of a diversified financial services organization. While certain requirements of the policy are generally applicable to all MFC employees, because responsibilities vary among business areas, the policy imposes different requirements and limitations on employees based on the nature of their business activities. However, the purposes underlying these procedures are the same: preventing an employee from placing his or her interests above those of any client and avoiding even the appearance of impropriety. Portfolio managers and analysts are subject to the most extensive procedures under this policy. The provisions of the policy apply to transactions in an employee's name, as well as to transactions in all other accounts in which the employee has a beneficial interest or which the employee may influence or control. Since Founders serves as investment adviser to the Funds, the principal elements of the policy applicable to Founders' personnel are summarized below. Employees of DSC generally do not have access to information concerning Founders' trading activities for its clients.

           Founders' officers, Board of Managers members and employees who, in the normal course of their job responsibilities, receive material nonpublic information concerning Founders' trading in securities for the accounts of others (collectively, "investment employees"), as well as portfolio managers and analysts, are generally required to obtain prior written authorization for all personal securities transactions from designated pre-clearance officers. Such approval expires by the close of business on the next day. Prior approval is not required for transactions in shares in U.S. government securities, shares of open end investment companies, non-affiliated closed end investment companies, municipal bonds, index securities, and certain other securities which are not deemed to present any potential conflict of interest. Additionally, prior authorization is not required for securities transactions over which an employee has no direct or indirect control over the investment decision making process.

           Pre-clearance officers consult a "restricted list" to determine whether or not to grant trading authorization. In general, employees will not be given clearance to trade in any security that is on the restricted list or for which there is a pending buy or sell order. This provision does not apply to certain de minimis transactions, as defined in the policy.

           Certain types of trading strategies are discouraged under the policy. For example, portfolio managers, analysts and investment employees are prohibited from engaging in short-term trading, which is defined under the policy as any purchasing and selling, or selling and purchasing, of the same or equivalent securities within a sixty (60) calendar day period. Profits derived from short-term trading must be surrendered. Furthermore, portfolio managers generally are prohibited from buying or selling a security within seven calendar days before or after any of their managed accounts trade in the security. All employees are prohibited from investing in initial public offerings without prior approval, which is granted in only very limited circumstances.

           Portfolio managers, analysts and investment employees are required to report their personal holdings of non-exempt securities, and to have duplicate copies of confirmations and statements for their brokerage accounts sent to Founders' compliance department. Transactions which are not completed through brokerage accounts, such as inheritances, must be reported within 10 days.

           Founders, in conjunction with MFC, also has established an Investment Ethics Committee having authority and oversight responsibility with respect to personal securities trading by investment decision making personnel (generally, portfolio managers and analysts) designated by the Investment Ethics Committee as Access Decision Makers ("ADMs"). The Investment Ethics Committee has established practices that apply to ADMs, in addition to the standards set by the securities trading policy. These practices: (I) prohibit Founders' ADMs from acquiring in a private placement any security of an issuer in which any of Founders' managed funds or accounts is authorized to invest; (ii) prohibit certain designated ADMs from voluntarily acquiring securities of an issuer with a common equity capitalization of $100 million or less without prior written approval from the Investment Ethics Committee; (iii) require ADMs to report on a quarterly basis (a) personal holdings and transactions in securities that were also recommended for a transaction or held in a portfolio managed by the ADM during the quarter; (b) private placement holdings; (c) personal holdings in securities of an issuer with common equity market capitalization of $250 million or less; and (d) securities held outside of brokerage accounts. Subject to certain exceptions, ADMs are also required to disclose contemporaneously their personal interest in certain securities prior to making or acting upon portfolio recommendations in the same or equivalent securities.

COMPANY CODE OF ETHICS.

          The Company has adopted a Code of Ethics applicable principally to the independent Directors of the Company.1 The Company's Code is intended to prevent independent Directors from engaging in any personal securities transactions or other activities which might conflict with or adversely affect the interests of the Company and Fund shareholders. An Independent Director may not purchase or sell any security which he or she knows is then being purchased or sold, or being considered for purchase and sale, by any Fund. An Independent Director must report a personal securities transaction if, at the time of the transaction, the Director knew or should have known that during the 15 days preceding the transaction, such security was purchased or sold, or considered for purchase or sale, by any Fund.

1	While the Company's Code also applies to the employees of Founders who are Company officers, it provides that if a Founders employee complies with the provisions of the Mellon securities trading policy, he or she also will be in compliance with the Company's Code. Therefore, the requirements of the Company's Code applicable to Founders employees are not discussed here.

INDEPENDENT ACCOUNTANTS

           PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, 80202, acts as independent accountants for the Company. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee of the Board of Directors.

REGISTRATION STATEMENT

          A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

APPENDIX

RATINGS OF CORPORATE BONDS

          The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Thompson Bankwatch, Inc. ("TBW").

           Guidelines for Moody's and S&P ratings are described below. For Fitch, ratings correspond exactly to S&P's format from AAA through D. For both TBW, ratings correspond exactly to S&P's format in all ratings categories. Because the Funds cannot purchase securities rated below B, ratings from Fitch and TBW can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

          The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

          Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

          A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

          AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

          A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

          BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF COMMERCIAL PAPER

          The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and TBW-1 (TBW).

           Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

           Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

          A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

          A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

          A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

           "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

          "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

          "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

           "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

          "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

          "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

           NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

          AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

          AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

          A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

          BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND

ANNUAL REPORT
DECEMBER 31, 2000

About this Report	3
A Message from Founders	4
Management Overview	6
Statement of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Accountants	33
Other Information	34

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS
OF THE DREYFUS FOUNDERS FUNDS
The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU      Australia            GR      Greece             NW      Norway
AT      Austria              HK      Hong Kong          PA      Panama
BR      Brazil               HU      Hungary            PL      Poland
CA      Canada               IE      Ireland            SA      South Africa
CN      China                IS      Israel             SG      Singapore
CR      Croatia              IT      Italy              SP      Spain
DE      Denmark              JA      Japan              SW      Sweden
FI      Finland              KR      South Korea        SZ      Switzerland
FR      France               LU      Luxembourg         TW      Taiwan
GE      Germany              MX      Mexico             UK      United Kingdom
                             NE      Netherlands

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions.

• NOT-FDIC-INSURED • NOT BANK-GUARANTEED • MAY LOSE VALUE

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for both the change in the Fund's per-share price and reinvestment of any dividends or capital gain distributions made by the Fund. If your account is set up to pay out Fund distributions rather than reinvest them, your return may differ from the figures listed here. Unless otherwise indicated, the Fund's performance is computed without a sales charge. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

           Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Part of the Fund's historical performance is due to the Fund's purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Fund's performance against its peer group and/or a specific unmanaged securities index. Each benchmark shown accounts for both change in security price and reinvestment of any dividends or coupon payments. The securities index is an unmanaged group of securities; it does not reflect the costs of managing a mutual fund.

•	The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East.

•	The Consumer Price Index (CPI) of the U.S. Department of Labor is a "market basket" of commonly consumed items and is used to measure inflation.

A MESSAGE FROM FOUNDERS

Dear Fellow Shareholder:

[                    ]
[    PICTURE OF      ]
[  RICHARD W. SABO   ]
[                    ]

   RICHARD W. SABO
With all of the anticipation surrounding the dawn of a new millennium and the confidence stemming from 1999's historic returns, we began the year 2000 with high expectations. The NASDAQ seemed unstoppable, the "New Economy" continued to rewrite economic rules of yesterday, and the soaring tech sector retained its dominant position during the first few months of the year.

           Then, the markets' sudden change of course in mid-March, driven by a series of unfavorable macroeconomic events and eroding investor confidence, precipitated a severe downturn. As a result, investors abruptly found themselves considering the best way to position their portfolios going forward. In this spirit, we invite you to use this report as a tool in seeking answers to your questions regarding 2000's turbulence and the role your Dreyfus Founders Funds play as you move toward your goal of growth.

THE CHALLENGES OF 2000

Interest rate hikes and investors' questions about high stock valuations were the first obstacles to emerge late in the first quarter, followed by weak currencies abroad, rising oil prices, and earnings disappointments from a number of high-profile companies. These setbacks, in combination with a few wild cards, such as tension in the Middle East and an interminable U.S. election, resulted in a cloud of uncertainty that failed to lift in 2000.

           In response, many investors fled growth stocks--particularly those representing the technology sector--and turned to value-oriented investments in areas they deemed less volatile, such as utilities and financials. As a result, the NASDAQ, which had been off to such a good start, ended up completing its worst year ever by dropping -39.29% during 2000, and value-oriented mutual funds outperformed their growth counterparts for the first time in five years.

GROWTH THROUGH UPS AND DOWNS

There's no getting around it: 2000 was a rough year for growth stocks and the Dreyfus Founders Funds. As fellow Fund shareholders, we at Founders understand how disappointing this was. So why, then, did we continue to practice growth-style investing through market conditions that didn't reward our approach?

•	A COMPANY CREDO. We take our role as growth specialists seriously, and our special emphasis on growth--which has served our shareholders well for decades--is the center of our identity. Many of you bought our Funds as a key growth component in your asset allocation strategy, and that's what we'll stay true to.

•	THE IMPORTANCE OF DISCIPLINE. As evidenced by 2000's gyrations, the stock markets can be chaotic and unpredictable. They constantly adapt and evolve, which makes it impossible to gauge their next moves. With this in mind, a consistent approach can go a long way over time. Rather than trying to "time" the market and chase short-term performance, we at Founders prefer to rigorously apply a growth discipline regardless of what the markets are doing.

•	READY FOR FUTURE OPPORTUNITIES. The benefits of maintaining your investment discipline generally become apparent once the markets do something unexpected--a frequent occurrence, especially in today's turbulent times! For example, on January 3, 2001 the Federal Reserve Board surprised investors by cutting interest rates, and the NASDAQ posted its best day ever (as of January 31, 2001). Investors who moved out of growth stocks prior to this event missed out on an unusually strong day.

Sticking to a consistent investment philosophy, staying disciplined, and preparing yourself as best you can for the future: these are all keys to pursuing your financial goals. I realize how difficult it can be to keep them in sight through down periods, which is why I especially appreciate your confidence in Founders during 2000. You may be sure that we will continue to work ceaselessly on your behalf in 2001 and beyond.

Respectfully,

/s/ RICHARD W. SABO

Richard W. Sabo
President and Chief Executive Officer
Founders Asset Management LLC

The NASDAQ Composite Index contains all NASDAQ National Market System issues (more than 4,000 common stocks, warrants and preferred stocks). Total return figures for this index assume change in security prices but not reinvestment of any dividends or coupon payments.

MANAGEMENT OVERVIEW

A DISCUSSION WITH PORTFOLIO MANAGER DOUGLAS LOEFFLER, CFA

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[                  ]
[   PICTURE OF     ]
[ DOUGLAS LOEFFLER ]
[                  ]
[                  ]
HOW DID THE FUND PERFORM DURING 2000?

Amidst the interest rate hikes, international currency woes, and global economic slowdown, Dreyfus Founders International Equity Fund posted a negative annual return in 2000, and underperformed its benchmark, the Morgan Stanley Capital International World ex U.S. Index. The Fund began the year with a strong first-quarter return, but this gain eroded along with investors' confidence in the markets as 2000 progressed. (See page 9 for the Fund's total returns.)

Specifically, we attribute the Fund's disappointing performance to a widespread shift in investor preference away from the growth-oriented investments that dominated 1999 and toward value-oriented investments. This trend was the result of the worldwide uncertainty that characterized 2000, which in turn caused investors to retreat from stocks in high-growth areas such as technology and communications. As a steadfast growth fund, International Equity felt the unfavorable effects of investors' indiscriminate flight from the growth stocks that the Fund targets.

FUND AT A GLANCE This fund invests primarily in growth stocks of companies in both emerging and established economies outside the United States.

WERE INTERNATIONAL MARKETS AS VOLATILE AS U.S. MARKETS? WHY OR WHY NOT?

Unfortunately, international markets were just as volatile as the U.S. market. The same shift away from growth stocks prevailed abroad, with global investors questioning growth stocks' valuations, regardless of whether earnings remained strong.

Other factors came into play as well. Japan's weak economy continued in 2000, and an oversupply of stocks there put downward pressure on prices. Meanwhile, European markets failed to provide a safe haven in spite of their relatively strong economic activity. The euro's weakness was the likely culprit, as European companies saw profits undercut and losses sharpened by the euro's troubles.

------------------------------------------------
     PORTFOLIO COMPOSITION

                  [PIE CHART PLOTTED FROM DATA IN TABLE BELOW]

        13.11% Japan
        12.07% France
        11.11% United Kingdom
        10.23% Netherlands
         5.21% Germany
         4.84% Italy
         4.54% Sweden
        l4.27% Brazil
         7.55% Cash & Equivalents
        27.07% Other Countries
------------------------------------------------
     Portfolio composition is subject to change.

           In fact, the euro wasn't the only currency story in 2000. The strength of the U.S. dollar weighed heavily upon International Equity Fund's performance. Because a strong dollar lessens the value of international investments for U.S. residents, gains measured in local currencies were significantly greater than in U.S. dollar terms. Conversely, losses in local currency terms were exacerbated by the dollar's rise.

WHAT STRATEGIES DID YOU PUT TO WORK IN 2000, AND TO WHAT EFFECT?

We began the year substantially invested in technology and telecommunications companies--a strategy that worked well early on, but hurt performance when tech and telecom were suddenly abandoned due to investors' departure from growth stocks, which began in mid-March and continued throughout 2000.

Growth of $10,000 Investment

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                      MSCI
                    INTNL. EQ.     WORLD XUS       CPI
                    ---------      ---------    ---------
12/29/1995          10,000.00
12/31/1995          10,000.00      10,000.00    10,000.00
01/31/1996          10,000.00      10,058.62    10,038.94
02/29/1996          10,370.00      10,087.67    10,064.89
03/29/1996          10,810.00      10,301.24    10,097.34
04/30/1996          11,200.00      10,605.54    10,136.28
05/31/1996          11,520.00      10,424.08    10,162.23
06/28/1996          11,460.00      10,469.44    10,168.72
07/31/1996          10,800.00      10,163.11    10,201.17
08/30/1996          11,060.00      10,201.34    10,214.15
09/30/1996          11,260.00      10,477.60    10,305.00
10/31/1996          11,200.00      10,407.77    10,272.55
11/29/1996          11,670.00      10,836.94    10,305.00
12/31/1996          11,860.00      10,686.58    10,324.46
01/31/1997          12,110.00      10,353.23    10,343.93
02/28/1997          12,210.00      10,510.22    10,369.89
03/31/1997          12,290.00      10,520.92    10,376.38
04/30/1997          12,220.00      10,585.66    10,389.36
05/30/1997          13,260.00      11,283.45    10,389.36
06/30/1997          13,810.00      11,885.93    10,402.34
07/31/1997          14,250.00      12,104.59    10,421.80
08/29/1997          13,560.00      11,212.60    10,441.27
09/30/1997          14,310.00      11,842.09    10,467.23
10/31/1997          13,770.00      10,949.08    10,480.21
11/28/1997          13,720.00      10,826.24    10,499.68
12/31/1997          13,770.26      10,929.20    10,499.68
01/30/1998          14,135.94      11,395.08    10,506.16
02/27/1998          14,958.73      12,137.21    10,519.14
03/31/1998          15,792.94      12,535.81    10,519.14
04/30/1998          16,250.05      12,633.16    10,545.10
05/29/1998          16,684.30      12,567.41    10,571.06
06/30/1998          16,855.71      12,634.18    10,577.55
07/31/1998          17,118.54      12,716.75    10,597.01
08/31/1998          14,718.75      11,092.68    10,609.99
09/30/1998          14,398.78      10,775.84    10,616.48
10/30/1998          14,615.90      11,897.75    10,635.95
11/30/1998          15,358.69      12,500.54    10,655.42
12/31/1998          16,112.19      12,980.15    10,668.40
01/29/1999          16,870.14      12,982.63    10,681.38
02/26/1999          16,192.58      12,655.99    10,687.87
03/31/1999          16,468.20      13,183.97    10,707.33
04/30/1999          17,076.86      13,749.30    10,785.20
05/28/1999          16,456.72      13,054.75    10,785.20
06/30/1999          17,329.51      13,565.12    10,785.20
07/30/1999          17,754.42      13,955.58    10,817.65
08/31/1999          18,121.91      13,995.25    10,843.61
09/30/1999          18,294.17      14,146.36    10,895.52
10/29/1999          19,224.38      14,692.91    10,914.99
11/30/1999          22,129.86      15,206.71    10,927.97
12/31/1999          25,570.90      16,604.95    10,953.93
01/31/2000          24,129.56      15,596.04    10,953.93
02/29/2000          28,106.11      16,038.17    11,018.82
03/31/2000          26,677.64      16,696.41    11,109.67
04/28/2000          24,052.35      15,830.36    11,116.16
05/31/2000          23,486.11      15,446.79    11,129.14
06/30/2000          24,785.89      16,114.41    11,187.54
07/31/2000          23,498.98      15,498.42    11,213.50
08/31/2000          24,283.99      15,700.84    11,207.01
09/29/2000          22,636.75      14,887.42    11,265.41
10/31/2000          21,684.43      14,481.63    11,284.88
11/30/2000          20,114.40      13,898.12    11,304.35
12/29/2000          21,056.98      14,384.70    11,323.82

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/29/95, the Fund's inception, to a $10,000 investment made in an unmanaged securities index and the Consumer Price Index on that date. The "since inception" performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2000. All dividends and capital gain distributions are reinvested. On December 31, 1999, the Fund adopted a multiclass structure. Existing Fund shares were designated as Class F shares and Class F shares are available only to grandfathered investors. Performance for Class A, B, C, R and T shares varies from the performance of Class F shares shown above due to differences in charges and expenses. The Fund's performance shown in the line graph takes into account all applicable fees and expenses of Class F shares. More complete information about the indexes shown may be found on page 3. Further information related to Fund performance is contained elsewhere in this report.

Although we chose to retain the tech and telecom companies in which we had the most confidence as portfolio holdings, such as longtime holding NOKIA, we trimmed the Fund's exposure to these sectors, focusing on growth stocks in additional areas.

           For example, in 2000 we saw TOKYO GAS, the dominant natural gas utility in Tokyo, benefit from deregulation in the electricity sector, which allowed it to sell gas to new electric plants and companies generating their own electricity. It is becoming increasingly common for Japanese companies to focus on cost of capital and shareholder value, and Tokyo Gas's new management has taken this approach. The result as of year-end was a sharp cut in the company's capital expenditure plans in the future, which we believe may fuel an increase in free cash flow.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                    INCEPTION         1            3        5        SINCE
                                      DATE           YEAR        YEARS    YEARS    INCEPTION
                                    ---------        ----        -----    -----    ---------
CLASS A SHARES
  With sales charge (5.75%)         12/31/99        (22.34%)       --      --       (22.34%)
  Without sales charge              12/31/99        (17.60%)       --      --       (17.60%)

CLASS B SHARES
  With redemption*                  12/31/99        (21.54%)       --      --       (21.54%)
  Without redemption                12/31/99        (18.27%)       --      --       (18.27%)

CLASS C SHARES
  With redemption**                 12/31/99        (18.37%)       --      --       (18.37%)
  Without redemption                12/31/99        (18.37%)       --      --       (18.37%)

CLASS F SHARES                      12/29/95        (17.65%)      15.21%  16.06%     16.06%

CLASS R SHARES                      12/31/99        (17.45%)       --      --       (17.45%)

CLASS T SHARES
  With sales charge (4.50%)         12/31/99        (21.54%)       --      --       (21.54%)
  Without sales charge              12/31/99        (17.85%)       --      --       (17.85%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class
A shares.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

           Later in the year, we added ERGO, a German insurance company, to the Fund. Ergo provides personal lines of insurance, such as life, health, and car insurance. The company has virtually no presence in industrial insurance, which has caused losses for many years in Germany. This has resulted in Ergo's attainment of significantly better underwriting margins than any other large insurer we researched in Europe in 2000. Furthermore, we believe the company is nicely positioned considering the upcoming pension reforms in Germany. Ergo's strong sales force could help the company in selling 401(k) types of plans as these become legalized in Germany starting in 2002.

           Another strategy was continuing our commitment to diversification across many countries. Japan, although experiencing a recession, was our largest single country exposure as of December 31, 2000, mainly because we believe growth stocks were reasonably priced there. We also turned to Continental Europe, where we saw strong underlying economic conditions, and we increased our emerging markets exposure by investing in a number of Brazilian companies, which, in our view, show great earnings growth potential and were purchased

----------------------------------------------------------------------
LARGEST EQUITY HOLDINGS

        1.      Koninklijke (Royal) Philips Electronics NV      3.05%
        2.      Alleanza Assicurazioni                          2.54%
        3.      Total Fina Elf SA                               2.46%
        4.      Tokyo Gas Company Limited                       2.13%
        5.      Alcatel SA                                      1.97%
        6.      Banco Santander Central Hispano SA              1.94%
        7.      China Mobile (Hong Kong) Limited                1.89%
        8.      Vodafone Group PLC                              1.89%
        9.      Synthes-Stratec, Inc. 144A                      1.86%
        10.     Nokia Oyj Sponsored ADR                         1.86%
----------------------------------------------------------------------
Portfolio holdings are subject to change.

relatively inexpensively. Among these were EMBRAER, an aeronautics company, and TELE NORTE LESTE, a telecommunications firm. Keeping the Fund diversified in this manner is a strategy that we have always employed, and its importance was particularly evident in a year as volatile as 2000.

           Another tactic we used in 2000 was opportunistic buying. While the Fund couldn't help being affected by falls in growth stocks globally, we strove to take advantage of the market's down cycle by adding to or initiating positions in strong growth companies at attractive valuations. For example, we increased our position in NOKIA in the autumn after accumulating research showing that the company's fundamental strength outweighed its short-term problems. Meanwhile, we added FLEXTRONICS, a Singaporean contract manufacturer, and WPP, a global advertising company, to the portfolio. Although it's too soon to tell whether these purchases will ultimately help the Fund's performance, we believe that investing with a long-term perspective may be effective in navigating erratic markets over time.

HOW HAVE YOU POSITIONED INTERNATIONAL EQUITY FUND FOR 2001?

The future of overseas markets is still hazy, as evidenced by the dramatic increase in individual share price volatility we witnessed in 2000. Yet we do believe that many share prices at the beginning of 2000 reflected the prospect of a hard landing in the U.S. If the U.S. economy can avoid a recession going forward, there could be a recovery for select international growth stocks. Meanwhile, we will continue to steadfastly exercise our growth discipline with an eye for valuation and quality, searching for the best growth investments the world has to offer.

/s/ DOUGLAS LOEFFLER, CFA

Douglas Loeffler, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2000

SHARES                                             MARKET VALUE
---------------------------------------------------------------

COMMON STOCKS (FOREIGN)--91.2%
AEROSPACE/DEFENSE--1.7%
    20,000  Embraer-Empresa Brasileira de
            Aeronautica SA Sponsored ADR (BR)     $     795,000
                                                  -------------
AIR FREIGHT--1.5%
    28,325  TNT Post Group NV (NE)                      685,055
                                                  -------------
BANKS (MONEY CENTER)--6.9%
    22,200  ABN AMRO Holding NV (NE)                    504,820
    82,575  Banco Santander Central Hispano SA
            (SP)*                                       883,818
    47,275  ForeningsSparbanken AB (SW)                 723,993
    72,850  Nordea AB (SW)                              552,040
    28,500  San Paolo-IMI SPA (IT)                      460,774
                                                  -------------
                                                      3,125,445
                                                  -------------
BEVERAGES (ALCOHOLIC)--1.8%
    13,875  Heineken NV (NE)                            839,587
                                                  -------------
BROADCASTING (TV, RADIO & CABLE)--1.8%
     5,425  Societe Europeenne des Satellites
            (LU)                                        814,947
                                                  -------------
COMMUNICATION EQUIPMENT--6.1%
    15,825  Alcatel SA (FR)                             898,894
    19,500  Nokia Oyj Sponsored ADR (FI)                848,250
    23,800  Nortel Networks Corporation (CA)            763,082
    28,925  Spirent PLC (UK)                            263,583
                                                  -------------
                                                      2,773,809
                                                  -------------
COMPUTERS (NETWORKING)--0.5%
         4  Yahoo Japan Corporation (JA)*               235,377
                                                  -------------

COMPUTERS (SOFTWARE & SERVICES)--4.8%
     3,200  Altran Technologies SA (FR)           $     724,063
     8,475  Business Objects SA (FR)*                   499,700
     3,675  Check Point Software Technologies
            Limited (IS)*                               490,842
     7,250  Dassault Systemes SA (FR)                   496,902
                                                  -------------
                                                      2,211,507
                                                  -------------
CONSTRUCTION (CEMENT & AGGREGATES)--0.9%
    23,600  Cemex SA de CV Sponsored ADR (MX)           426,275
                                                  -------------
CONSUMER (JEWELRY, NOVELTIES, & GIFTS)--1.7%
       615  The Swatch Group AG (SZ)                    768,513
                                                  -------------
ELECTRICAL EQUIPMENT--10.7%
     5,900  Epcos AG (GE)*                              515,163
    18,875  Flextronics International Limited ADR
            (SG)*                                       537,938
    38,386  Koninklijke (Royal) Philips
            Electronics NV New York Shares
            Sponsored ADR (NE)                        1,391,493
    42,000  NEC Corporation (JA)                        768,651
    40,000  Perlos Oyj (FI)                             826,214
     9,000  Taiyo Yuden Company Limited (JA)            301,051
    30,000  The Furukawa Electric Company Limited
            (JA)                                        524,081
                                                  -------------
                                                      4,864,591
                                                  -------------

SHARES                                             MARKET VALUE
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)--3.2%
    34,275  ARM Holdings PLC (UK)*                $     259,085
     2,965  Samsung Electronics (KR)                    370,332
    11,700  STMicroelectronics NV (NE)                  510,797
    17,975  Taiwan Semiconductor Manufacturing
            Company Limited (TW)*                       310,069
                                                  -------------
                                                      1,450,283
                                                  -------------
ENGINEERING & CONSTRUCTION--1.3%
   107,800  Saipem SPA (IT)                             588,037
                                                  -------------
FOODS--1.8%
    62,000  Ajinomoto Company, Inc. (JA)                806,217
                                                  -------------
HEALTHCARE (DRUGS-MAJOR PHARMACEUTICALS)--6.1%
     7,850  Aventis SA (FR)                             689,114
    26,450  GlaxoSmithKline PLC (UK)*                   746,796
     3,875  Novo Nordisk AS Class B (DE)                694,584
    11,000  Takeda Chemical Industries Limited
            (JA)                                        651,138
                                                  -------------
                                                      2,781,632
                                                  -------------
HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
     1,150  Synthes-Stratec, Inc. 144A (SZ)+            849,460
                                                  -------------
HOUSEHOLD FURNISHINGS & APPLIANCES--1.3%
    22,000  Pioneer Corporation (JA)                    587,566
                                                  -------------
HOUSEHOLD PRODUCTS
(NON-DURABLES)--1.7%
    54,775  Reckitt Benckiser PLC (UK)                  754,445
                                                  -------------

INSURANCE (LIFE & HEALTH)--2.5%
    72,700  Alleanza Assicurazioni (IT)           $   1,158,313
                                                  -------------
INSURANCE (MULTI-LINE)--1.4%
     3,900  Ergo Versicherungs Gruppe AG (GE)           651,770
                                                  -------------
INVESTMENT BANKING & BROKERAGE--0.8%
    10,475  Direkt Anlage Bank AG (GE)*                 379,622
                                                  -------------
LODGING-HOTELS--1.3%
    13,675  Accor SA (FR)                               577,763
                                                  -------------
MACHINERY (DIVERSIFIED)--2.2%
    40,575  Assa Abloy AB Class B (SW)                  793,396
     3,550  Ballard Power Systems, Inc. (CA)*           223,872
                                                  -------------
                                                      1,017,268
                                                  -------------
NATURAL GAS--2.1%
   328,000  Tokyo Gas Company Limited (JA)              970,788
                                                  -------------
OIL (INTERNATIONAL INTEGRATED)--4.9%
    13,675  BP Amoco PLC Sponsored ADR (UK)             654,691
    17,400  Petroleo Brasileiro SA ADR (BR)             439,350
     7,550  Total Fina Elf SA (FR)                    1,122,824
                                                  -------------
                                                      2,216,865
                                                  -------------
PUBLISHING--1.6%
    14,900  VNU NV (NE)                                 732,340
                                                  -------------
PUBLISHING (NEWSPAPERS)--1.5%
    47,000  Singapore Press Holdings Limited (SG)       693,887
                                                  -------------
RAILROADS--1.0%
   252,500  MTR Corporation Limited 144A (HK)* +        441,881
                                                  -------------

*  NON-INCOME PRODUCING.

+  SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE
   RESTRICTED FOR RESALE.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2000 (CONTINUED)

SHARES                                             MARKET VALUE
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)--1.7%
     2,600  Fast Retailing Company Limited (JA)   $     509,527
    25,525  Matalan PLC (UK)                            266,918
                                                  -------------
                                                        776,445
                                                  -------------
SERVICES (ADVERTISING/MARKETING)--2.1%
   148,450  Aegis Group PLC (UK)                        306,037
    51,250  WPP Group PLC (UK)                          667,613
                                                  -------------
                                                        973,650
                                                  -------------
SERVICES (COMMERCIAL & CONSUMER)--1.7%
    11,275  ISS AS (DE)*                                767,277
                                                  -------------
TELECOMMUNICATIONS
(CELLULAR/WIRELESS)--3.8%
   158,000  China Mobile (Hong Kong) (HK)*              862,934
   234,422  Vodafone Group PLC (UK)                     859,734
                                                  -------------
                                                      1,722,668
                                                  -------------
TELECOMMUNICATIONS
(LONG DISTANCE)--3.6%
    42,925  Energis PLC (UK)*                           288,561
        87  Nippon Telegraph & Telephone
            Corporation (JA)                            626,979
    31,275  Tele Norte Leste Participacoes SA ADR
            (BR)                                        713,461
                                                  -------------
                                                      1,629,001
                                                  -------------
TEXTILES (APPAREL)--0.5%
     3,975  Adidas-Salomon AG (GE)                      246,315
                                                  -------------

TOBACCO--1.7%
    49,700  Altadis SA (SP)                       $     769,928
                                                  -------------
WATER UTILITIES--1.1%
    11,375  Vivendi Environnement (FR)*                 496,608
                                                  -------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$39,801,023)                                   41,580,135
                                                  -------------
PREFERRED STOCKS (FOREIGN)--1.3%
CHEMICALS (DIVERSIFIED)--1.3%
     8,900  Henkel KGAA (GE)                            584,922
                                                  -------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$560,238)                                        584,922
                                                  -------------

PRINCIPAL AMOUNT                                 AMORTIZED COST
---------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTE--9.4%
$4,300,000  Federal Home Loan Mortgage
            Corporation 5.15% 01/02/01                4,299,385
                                                  -------------
TOTAL U.S. AGENCY DISCOUNT NOTE
(AMORTIZED COST--$4,299,385)                          4,299,385
                                                  -------------
TOTAL INVESTMENTS--101.9%
(COST--$44,660,646)                                  46,464,442
                                                  -------------
OTHER ASSETS AND LIABILITIES--(1.9%)                   (855,221)
                                                  -------------
NET ASSETS--100.0%                                $  45,609,221
                                                  =============

*  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS
Investment securities, at cost.......    $44,660,646
                                         -----------
Investment securities, at market.....     46,464,442
Cash.................................        322,156
Receivables:
  Investment securities sold.........        362,862
  Capital shares sold................      1,292,340
  Dividends..........................         11,503
  From adviser.......................          1,644
Other assets.........................         34,600
                                         -----------
    Total Assets.....................     48,489,547
                                         -----------
LIABILITIES
Payables:
  Investment securities purchased....      1,681,257
  Capital shares redeemed............      1,028,917
  Advisory fees......................         37,583
  Shareholder servicing fees.........          6,278
  Accounting fees....................            907
  Distribution fees..................         20,331
  Custodian (foreign currency
    cost--$90,539)...................         84,825
  Other..............................         20,228
                                         -----------
    Total Liabilities................      2,880,326
                                         -----------
Net Assets...........................    $45,609,221
                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (CONTINUED)

Net Assets--Class A..................    $ 4,434,238
Shares Outstanding--Class A..........        307,565
Net Asset Value, Redemption Price Per
  Share..............................    $     14.42
Maximum offering price per share (net
  asset value plus sales charge of
  5.75% of offering price)...........    $     15.30

Net Assets--Class B..................    $ 5,129,150
Shares Outstanding--Class B..........        358,810
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     14.29

Net Assets--Class C..................    $ 2,635,289
Shares Outstanding--Class C..........        184,666
Net Asset Value, Offering and
  Redemption Price (excluding
  applicable contingent deferred
  sales charge) Per Share............    $     14.27

Net Assets--Class F..................    $30,040,469
Shares Outstanding--Class F..........      2,086,714
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     14.40

Net Assets--Class R..................    $ 2,715,824
Shares Outstanding--Class R..........        187,915
Net Asset Value, Offering and
  Redemption Price Per Share.........    $     14.45

Net Assets--Class T..................    $   654,251
Shares Outstanding--Class T..........         45,534
Net Asset Value, Redemption Price Per
  Share..............................    $     14.37
Maximum offering price per share (net
  asset value plus sales charge of
  4.50% of offering price)...........    $     15.05

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended
December 31, 2000

INVESTMENT INCOME:
Income:
  Dividends..........................    $   406,408
  Interest...........................        176,879
  Foreign taxes withheld.............        (49,237)
                                         -----------
    Total Investment Income..........        534,050
                                         -----------
Expenses:
  Advisory fees--Note 2..............        420,697
  Shareholder servicing fees--Note 2.         62,351
  Accounting fees--Note 2............         10,049
  Distribution fees--Note 2..........        117,011
  Transfer agency fees--Note 2.......         33,474
  Registration fees..................         69,663
  Postage and mailing expenses.......          8,299
  Custodian fees and expenses--Note 2         62,851
  Printing expenses..................         18,375
  Legal and audit fees...............         10,270
  Directors' fees and expenses.......          2,273
  Other expenses.....................         23,996
                                         -----------
  Total Expenses.....................        839,309
  Earnings Credits...................        (14,929)
  Reimbursed/Waived Expenses.........        (37,242)
  Expense Offset to Broker
    Commissions......................         (2,959)
                                         -----------
  Net Expenses.......................        784,179
                                         -----------
  Net Investment (Loss)..............       (250,129)
                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net Realized Gain (Loss) from
Security Transactions:
  Proceeds from long-term securities
    sold.............................     71,162,261
  Proceeds from long-term U.S.
    Government Obligations sold......              0
  Cost of securities sold............     70,907,338
                                         -----------
Net Realized Gain from Security
  Transactions.......................        254,923
Net Realized (Loss) from Foreign
  Currency Transactions..............         (3,182)
Net Change in Unrealized
  Appreciation/Depreciation..........     (7,953,145)
                                         -----------
    Net Realized and Unrealized
      (Loss) on Investments and
      Foreign Currency Transactions..     (7,701,404)
                                         -----------
Net (Decrease) in Net Assets
  Resulting from Operations..........    $(7,951,533)
                                         ===========
Purchases of long-term securities....    $85,569,097
                                         ===========
Purchases of long-term U.S.
  Government Obligations.............    $         0
                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                            YEAR        YEAR OR PERIOD
                                           ENDED            ENDED
                                          12/31/00        12/31/99*
                                        ------------     ------------
OPERATIONS
Net Investment (Loss)................   $   (250,129)    $    (86,471)
Net Realized Gain from Security
  Transactions.......................        254,923        7,255,267
Net Realized (Loss) from Foreign
  Currency Transactions..............         (3,182)               0
Net Change in Unrealized
  Appreciation/Depreciation..........     (7,953,145)       6,505,235
                                        ------------     ------------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations.     (7,951,533)      13,674,031
                                        ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
From Net Realized Gains from Security
  Transactions and Foreign Currency
  Transactions
      Class A........................       (341,994)               0
      Class B........................       (432,641)               0
      Class C........................       (204,640)               0
      Class F........................     (2,836,430)      (3,490,732)
      Class R........................       (250,371)               0
      Class T........................        (61,678)               0
In Excess of Net Realized Gains from
  Security Transactions and Foreign
  Currency Transactions
      Class A........................        (88,245)               0
      Class B........................       (111,634)               0
      Class C........................        (52,803)               0
      Class F........................       (731,885)               0
      Class R........................        (64,603)               0
      Class T........................        (15,915)               0
                                        ------------     ------------
Net (Decreases) from Dividends and
  Distributions......................     (5,192,839)      (3,490,732)
                                        ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
      Class A........................     24,647,394            1,000
      Class B........................      6,396,051            1,000
      Class C........................     14,933,209            1,000
      Class F........................     48,897,733       49,053,525
      Class R........................      2,866,200            1,000
      Class T........................        949,806            1,000

                                             YEAR         YEAR OR PERIOD
                                            ENDED             ENDED
                                           12/31/00         12/31/99*
                                        --------------     ------------
Reinvested dividends and
  distributions
      Class A........................   $      323,981     $          0
      Class B........................          508,989                0
      Class C........................           95,111                0
      Class F........................        3,392,119        3,155,881
      Class R........................          309,634                0
      Class T........................           76,576                0
                                        --------------     ------------
                                        $  103,396,803     $ 52,214,406
Cost of shares redeemed
      Class A........................      (19,739,384)               0
      Class B........................         (454,692)               0
      Class C........................      (11,896,593)               0
      Class F........................      (47,975,044)     (45,723,358)
      Class R........................           (5,000)               0
      Class T........................         (184,351)               0
                                        --------------     ------------
                                           (80,255,064)     (45,723,358)
                                        --------------     ------------
Net Increase from Capital Share
  Transactions.......................       23,141,739        6,491,048
                                        --------------     ------------
Net Increase in Net Assets...........        9,997,367       16,674,347

NET ASSETS
  Beginning of year..................   $   35,611,854     $ 18,937,507
                                        --------------     ------------
  End of year........................   $   45,609,221     $ 35,611,854
                                        ==============     ============
Net Assets consist of:
Capital (par value and paid-in
  surplus)...........................   $   45,927,036     $ 21,979,189
Accumulated undistributed
  (distribution in excess of) net
  investment income..................          (18,107)          (1,048)
Accumulated undistributed net
  realized gain (loss) from security
  transactions.......................       (2,103,507)       3,876,769
Unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions.......................        1,803,799        9,756,944
                                        --------------     ------------
Total................................   $   45,609,221     $ 35,611,854
                                        ==============     ============

*  FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31,
   1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS A SHARES
Net Asset Value, beginning of
  period.............................         $19.88
Income from investment operations:
    Net investment (loss)............          (0.03)
    Net (losses) on securities (both
      realized and unrealized).......          (3.53)
                                              ------
         Total from investment
           operations................          (3.56)
Less distributions:
    From net investment income.......           0.00
    From net realized gains..........          (1.51)
    In excess of net realized gains..          (0.39)
                                              ------
         Total distributions.........          (1.90)
Net Asset Value, end of period.......         $14.42
                                              ======
Total Return/Ratios
    Total return.....................         (17.60%)*
    Net assets, end of period (000s).         $4,434
    Net expenses to average net
      assets#........................           1.77%
    Gross expenses to average net
      assets#........................           1.82%
    Net investment (loss) to average
      net assets.....................          (0.36%)
    Portfolio turnover rate@.........            184%

*  Sales charges are not reflected in the total return.

#  Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@  Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS B SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
      Net investment (loss)..........           (0.09)
      Net (losses) on securities
      (both realized and unrealized).           (3.60)
                                              -------
            Total from investment
              operations.............           (3.69)
Less distributions:
      From net investment income.....            0.00
      From net realized gains........           (1.51)
      In excess of net realized
        gains........................           (0.39)
                                              -------
            Total distributions......           (1.90)
Net Asset Value, end of period.......         $ 14.29
                                              =======
Total Return/Ratios
      Total return...................          (18.27%)*
      Net assets, end of period
        (000s).......................         $ 5,129
      Net expenses to average net
        assets#......................            2.52%
      Gross expenses to average net
        assets#......................            2.57%
      Net investment (loss) to
        average net assets...........           (1.18%)
      Portfolio turnover rate@.......             184%

*  Sales charges are not reflected in the total return.

#  Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@  Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS C SHARES
Net Asset Value, beginning of
  period.............................         $19.88
Income from investment operations:
      Net investment (loss)..........          (0.07)
      Net (losses) on securities
        (both realized and
        unrealized)..................          (3.64)
                                              ------
            Total from investment
              operations.............          (3.71)
Less distributions:
      From net investment income.....           0.00
      From net realized gains........          (1.51)
      In excess of net realized
        gains........................          (0.39)
                                              ------
            Total distributions......          (1.90)
Net Asset Value, end of period.......         $14.27
                                              ======
Total Return/Ratios
      Total return...................         (18.37%)*
      Net assets, end of period
        (000s).......................         $2,635
      Net expenses to average net
        assets#......................           2.50%
      Gross expenses to average net
        assets#......................           2.55%
      Net investment (loss) to
        average net assets...........          (1.18%)
      Portfolio turnover rate@.......            184%

*  Sales charges are not reflected in the total return.

#  Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@  Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                                    YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------
                                         2000       1999      1998      1997      1996
                                        -------    -------   -------   -------   -------
CLASS F SHARES
Net Asset Value, beginning of period.   $ 19.87    $ 14.03   $ 12.05   $ 11.86   $ 10.00
Income from investment operations:
    Net investment income (loss).....     (0.08)     (0.05)     0.03     (0.01)    (0.01)
    Net gains (losses) on securities
      (both realized and unrealized).     (3.49)      8.07      2.02      1.89      1.87
                                        -------    -------   -------   -------   -------
        Total from investment
          operations.................     (3.57)      8.02      2.05      1.88      1.86
Less distributions:
    From net investment income.......      0.00       0.00      0.00      0.00      0.00
    From net realized gains..........     (1.51)     (2.18)    (0.07)    (1.69)     0.00
    In excess of net realized
      gains..........................     (0.39)      0.00      0.00      0.00      0.00
                                        -------    -------   -------   -------   -------
        Total distributions..........     (1.90)     (2.18)    (0.07)    (1.69)     0.00
Net Asset Value, end of period.......   $ 14.40    $ 19.87   $ 14.03   $ 12.05   $ 11.86
                                        =======    =======   =======   =======   =======
Total Return/Ratios
    Total return.....................    (17.65%)    58.71%    17.01%    16.10%    18.60%
    Net assets, end of period
      (000s).........................   $30,040    $35,607   $18,938   $15,740   $10,119
    Net expenses to average net
      assets#,+......................      1.80%      1.80%     1.80%     1.85%     1.94%
    Gross expenses to average net
      assets#,+......................      1.84%      1.82%     1.83%     1.89%     2.00%
    Net investment income (loss) to
      average net assets+............     (0.55%)    (0.36%)    0.02%    (0.21%)   (0.15%)
    Portfolio turnover rate@.........       184%       205%      148%      164%       71%

#  Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+  Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 1.91% (2000), 1.97%
   (1999), 1.89% (1998), 2.01% (1997), and 2.46% (1996). The gross expense ratios would have been 1.95% (2000), 1.99% (1999), 1.92% (1998), 2.05%
   (1997), and 2.52% (1996). The net investment income ratios would have been
   (0.66%) (2000), (0.53%) (1999), (0.07%) (1998), (0.37%) (1997), and (0.67%)
   (1996).

@  Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
(CONTINUED)

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS R SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
    Net investment loss..............           (0.01)
    Net (losses) on securities (both
      realized and unrealized).......           (3.52)
                                              -------
         Total from investment
           operations................           (3.53)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (1.51)
    In excess of net realized
      gains..........................           (0.39)
                                              -------
         Total distributions.........           (1.90)
Net Asset Value, end of period.......         $ 14.45
                                              =======
Total Return/Ratios
    Total return.....................          (17.45%)
    Net assets, end of period
      (000s).........................         $ 2,716
    Net expenses to average net
      assets#........................            1.53%
    Gross expenses to average net
      assets#........................            1.63%
    Net investment (loss) to average
      net assets.....................           (0.40%)
    Portfolio turnover rate@.........             184%

#  Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@  Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling twelve month period.

Per Share Income and Capital Changes
Selected data for each share of capital
stock outstanding throughout each period.

                                            YEAR ENDED
                                         DECEMBER 31, 2000
                                         -----------------
CLASS T SHARES
Net Asset Value, beginning of
  period.............................         $ 19.88
Income from investment operations:
    Net investment (loss)............           (0.06)
    Net (losses) on securities (both
      realized and unrealized).......           (3.55)
                                              -------
         Total from investment
           operations................           (3.61)
Less distributions:
    From net investment income.......            0.00
    From net realized gains..........           (1.51)
    In excess of net realized
      gains..........................           (0.39)
                                              -------
         Total distributions.........           (1.90)
Net Asset Value, end of period.......         $ 14.37
                                              =======
Total Return/Ratios
    Total return.....................          (17.85%)*
    Net assets, end of period
      (000s).........................         $   654
    Net expenses to average net
      assets#........................            1.98%
    Gross expenses to average net
      assets#........................            2.03%
    Net investment (loss) to average
      net assets.....................           (0.70%)
    Portfolio turnover rate@.........             184%

*  Sales charges are not reflected in the total return.

#  Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

@  Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Eleven series of shares are currently issued: Balanced, Discovery, Focus, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds, with the exception of Focus Fund, are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

           SECURITIES VALUATION--The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days at the time of purchase, are valued at amortized cost, which approximates market.

           The Company's board of directors approved a change in pricing policy for securities traded over-the-counter. Effective January 1, 2001, a security listed or traded on a securities exchange or in the over-the-counter market shall be valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security shall be valued at the current closing bid price, or by quotes from dealers making a market for the security if the closing bid price is not available.

           FOREIGN SECURITIES--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2000 for settling foreign trades is listed on the Statement of Assets and Liabilities.

           FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

           INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the life of the respective security.

           DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends and capital gains (if any) annually. All dividends and distributions are recorded on the ex-dividend date.

           EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets, or number of shareholder accounts of the Class. The type of expense determines the allocation method.

           ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

           OTHER--Security transactions are recorded on the date the securities are purchased or sold (trade date).

           In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. The Fund has determined that there will be no material impact to its financial statements resulting from the adoption of this change.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with an investment advisory agreement between the Company and Founders Asset Management LLC ("Founders"), the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

           Founders has agreed to limit the total expenses of International Equity Fund so that "Net expenses to average net assets" will not exceed 1.80% for Class A and Class F shares, 2.55% for Class B and Class C shares, 1.55% for Class R shares, and 2.05% for Class T shares. This limit will extend through at least May 31, 2001, and will not be terminated without the prior approval of the Fund's board of directors. For the year ended December 31, 2000, $37,242 was reimbursed to the Fund.

           Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of The Dreyfus Corporation (an affiliate of Founders), became the distributor of the Fund's shares. The Distributor retained $9,299 during the year ended December 31, 2000 from commissions earned on sales of Fund shares.

           Investors Trust Company ("ITC") is the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC are paid by Founders. The out-of-pocket charges from ITC are paid by the Fund. Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is the transfer and dividend disbursing agent for Class A, Class B, Class C, Class R, and Class T shares of the Fund. During the year ended December 31, 2000, the Fund was charged $4,097 pursuant to this transfer agency agreement. State Street Bank and Trust Company ("State Street") serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by State Street as custodian.

           The Fund has agreed to compensate Founders for providing certain shareholder servicing functions to holders of Class F shares in addition to those currently provided by ITC. The Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. The Fund also has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay the Distributor at an annual rate of 0.25% of the value of their average daily net assets for the provision of certain services. During the year ended December 31, 2000, Class A, Class B, Class C, and Class T shares were charged $6,961, $7,127, $2,905, and $1,051, respectively, for shareholder servicing fees under the plan.

           The Funds have also agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as facilities, equipment and clerical help as shall be necessary to provide these services to the Funds. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Funds from $0 to $500 million and 0.02% of the net assets of the Funds in excess of $500 million, plus reasonable out-of-pocket expenses. The fee so computed is allocated to each of the Funds on a pro rata basis based on relative average daily net assets.

           The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse the Distributor for expenses paid for distributing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under the plan, these Classes pay the Distributor for distributing their shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class T shares. During the year ended December 31, 2000, Class B, Class C, Class F, and Class T shares were charged $21,383, $8,714, $85,863, and $1,051, respectively, pursuant to the Distribution Plans.

           The board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

           The officers of the Company are also officers and/or directors of Founders.

           Founders serves as investment adviser to the Fund. Founders is a majority- owned subsidiary of Mellon Bank, N.A., with a minority interest held by certain Founders executives and portfolio managers. Mellon Bank, N.A. is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL INCOME TAXES

           Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended December 31, 2000 have been reclassified among the components of net assets as follows:

UNDISTRIBUTED NET         UNDISTRIBUTED NET REALIZED
INVESTMENT INCOME              GAINS AND LOSSES              PAID-IN CAPITAL
-----------------         --------------------------         ---------------
    $233,070                     $(1,039,178)                   $806,108

           Net capital loss carryovers and post-October 31 capital losses noted below, if any, as of December 31, 2000, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000 are as follows:

Net Capital Loss Carryovers..........        $         0
Post-October Capital Loss Deferral...        $ 1,385,378
Post-October Currency Loss
  Deferral...........................        $         0
Federal Tax Cost.....................        $45,378,775
Unrealized Appreciation..............        $ 3,432,534
Unrealized (Depreciation)............        $(2,346,867)
Net Appreciation/(Depreciation)......        $ 1,085,667

4. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                          YEAR      YEAR OR PERIOD
                                         ENDED           ENDED
                                        12/31/00       12/31/99*
                                       ----------   ---------------
CLASS A
      Shares sold....................   1,329,282             51
      Shares issued for dividends
        reinvested...................      23,191              0
      Shares redeemed................  (1,044,959)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     307,514             51
CLASS B
      Shares sold....................     348,975             51
      Shares issued for dividends
        reinvested...................      36,724              0
      Shares redeemed................     (26,940)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     358,759             51
CLASS C
      Shares sold....................     809,766             51
      Shares issued for dividends
        reinvested...................       6,877              0
      Shares redeemed................    (632,028)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     184,615             51
CLASS F
      Shares sold....................   2,650,156      3,068,369
      Shares issued for dividends
       reinvested....................     243,332        174,841
      Shares redeemed................  (2,598,534)    (2,802,337)
      NET INCREASE IN SHARES
        OUTSTANDING..................     294,954        440,873
CLASS R
      Shares sold....................     166,009             51
      Shares issued for dividends
        reinvested...................      22,117              0
      Shares redeemed................        (262)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................     187,864             51
CLASS T
      Shares sold....................      51,452             51
      Shares issued for dividends
        reinvested...................       5,501              0
      Shares redeemed................     (11,470)             0
      NET INCREASE IN SHARES
        OUTSTANDING..................      45,483             51

*  FROM DECEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31,
   1999 FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
February 6, 2001

OTHER INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2000, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2000, fiscal year distributions in the amount of $2,974,748 were considered long-term gains.

FOR MORE INFORMATION

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND 2930 East Third Avenue Denver, CO 80206 MANAGER Founders Asset Management LLC 2930 East Third Avenue Denver, CO 80206

To obtain information:	TRANSFER AGENT & DIVIDEND DISBURSING AGENT

By telephone Call your financial representative or 1-800-554-4611	Dreyfus Transfer, Inc. P.O. Box 9671 Providence, RI 02940
By mail Write to: Dreyfus Founders Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144	DISTRIBUTOR Dreyfus Service Corporation 200 Park Avenue New York, NY 10166

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2001 Dreyfus Service Corporation	360AR0012

Dreyfus International
Growth Fund

ANNUAL REPORT May 31, 2000
(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

Contents THE FUND

2 3 6 8 11 12 13 14 15 20 21	Letter from the President

Discussion of Fund Performance

Fund Performance

Statement of Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Report of Independent Auditors

Important Tax Information

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Growth Fund, covering the 12-month period from June 1, 1999 through May 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

When the reporting period began, it became apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued throughout 1999 and into the first quarter of 2000, before peaking in early March. In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building.

We appreciate your confidence over the past year and we look forward to your continued participation in Dreyfus International Growth Fund.

Sincerely,

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 15, 2000

DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus International Growth Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2000, the fund produced a total return of 41.81% .(1) This compares with a 18.32% total return produced by the fund's new benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2) The fund's former benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, produced a total return of 17.14% for the same period.(3) Further discussion about this benchmark change follows in the line-graph comparison contained in this annual report.

We attribute the fund' s strong overall performance to the exceptional global resurgence of the growth stocks in which the fund invests, as well as to our successful stock selection strategy. Toward the end of the period, however, shifts in market sentiment away from growth stocks constrained fund performance.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are marks of companies whose growth potential, in both revenues and earnings, can exceed that of global industry peers as well as that of its local market.

The fund will typically hold 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

What other factors influenced the fund's performance?

Throughout most of the reporting period, the fund benefited from renewed global demand for growth stocks. After Y2K concerns dissipated, stock markets advanced into the first quarter of 2000. The global advance was driven by market sectors such as the telecommunications, media and technology industry groups, on which the fund placed a relatively heavy investment emphasis.

The fund's performance early in the reporting period was strongly influenced by strength in Japan's economy and financial markets. Trends toward deregulation, consolidation and restructuring boosted the performance of telecommunication providers and equipment manufacturers, as well as banks and other financial companies. Europe presented mixed results early in the reporting period. After early euphoria over the euro ebbed, stock markets there stalled.

From mid-March through the end of the reporting period, markets were marked by rapid swings and shifts in investor sentiment. Investors grew concerned over lofty stock prices and higher interest rates. While demand for stocks remained high, supply grew rapidly, as firms rushed to market new shares. Supply eventually outstripped demand, pushing prices downward.

The Japanese advance slowed sharply, and growth stocks in particular weakened. A slower than hoped for recovery and a strong yen held back earnings growth. On the other hand, European markets advanced, as the benefits of moving away from a centralized economic model and towards a competitive, market-driven structure became apparent. But weakness in the euro negatively affected the performance of the fund's European investments in U.S. dollar terms.

What is the fund's current strategy?

We have maintained our focus during a challenging period for global growth stocks, continuing our quest to uncover what we believe are strong growth opportunities worldwide. In addition, we have focused intently on the price we pay for stocks, and we have reduced our investment in stocks with no current earnings.

Because we believe that continental Europe remains attractive, it is currently our largest regional exposure. We have reduced investment in European financial firms, concentrating instead on companies positioned to take advantage of convergence in the telecommunications and entertainment industries. We have de-emphasized investment in the United Kingdom, avoiding exposure to its weak financial service industry.

Japan, where steps towards fundamental restructuring apparently are taking hold, represents the largest single country in the fund. We are also taking advantage of opportunities in emerging market countries, with particular emphasis on Latin American stocks that have historically been closely tied to U.S. market performance.

Within these regions, we have reduced emphasis on commodity telecommunication providers, particularly in markets with many new entrants. In the media sector, we have focused on company valuation and potential profitability.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

(3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Growth Fund with the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index and the Morgan Stanley Capital International World Ex-U.S. Index

((+)) SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL GROWTH FUND ON 6/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX-U.S. INDEX AS WELL AS THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 6/30/93 IS USED AS THE BEGINNING VALUE ON 6/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX-U.S. INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND INDEX'S GLOBAL MARKET ORIENTATION. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX WAS THE FUND'S BENCHMARK INDEX LAST YEAR. PERFORMANCE FOR THIS INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX-U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

Average Annual Total Returns AS OF 5/31/00

                         Inception                                    From
                           Date             1 Year      5 Years     Inception
------------------------------------------------------------------------------

FUND                      6/29/93           41.81%       9.34%        8.53%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Fund

STATEMENT OF INVESTMENTS

May 31, 2000

COMMON STOCKS--89.8%                                       Shares           Value ($)
--------------------------------------------------------------------------------------

BRAZIL--2.5%
Aracruz Celulose, ADR                                       43,475            728,206
Embratel Participacoes, ADR                                 25,950            543,328
Petroleo Brasileiro                                          1,575            350,000

                                                                            1,621,534

CANADA--1.2%
AT&T Canada, Cl. B,  ADR                                    20,400  (a)       795,600

DENMARK--1.9%
Novo Nordisk, Cl. B                                          7,700          1,280,049

FINLAND--6.6%
HPY Holding                                                    500             16,393
Helsingin Puhelin                                           12,000            854,544
Nokia, ADS                                                  25,300          1,315,600
Perlos                                                      39,150          1,412,317
Tietoenator                                                 20,025            786,188

                                                                            4,385,042

FRANCE--11.2%
Accor                                                       23,550            957,679
Alcatel                                                     23,125          1,284,920
Altran Technologies                                          3,975            897,622
Dassault Systemes                                           11,775            899,204
Thomson Multimedia                                           6,300  (a)       658,196
Total Fina Elf                                               7,686          1,216,381
Vivendi                                                     13,600          1,465,468

                                                                            7,379,470

HONG KONG--1.6%
China Telecom (Hong Kong)                                  144,000  (a)     1,076,461

ISRAEL--1.0%
Check Point Software Technologies, ADR                       3,550  (a)       666,956

ITALY--4.8%
Alleanza Assicurazioni                                     115,425          1,324,877
Saipem                                                     193,050            973,177
San Paolo-IMI                                               60,525            895,481

                                                                            3,193,535

JAPAN--19.3%
Ajinomoto                                                   83,000          1,003,703
Don Quijote                                                  4,184            683,419
MURATA MANUFACTURING                                         4,431            764,887
Mitsubishi Electric                                        168,000          1,649,596
NEC                                                         56,000          1,418,840
NTT DoCoMo                                                      33            851,415
Nippon Television Network                                    1,420            973,903
PIONEER                                                     56,000          1,709,884
TOKYO GAS                                                  340,000            833,039
TOYODA GOSEI                                                17,000            970,302
Taiyo Yuden                                                 14,000          1,062,831
Takeda Chemical Industries                                  12,000            818,561

                                                                           12,740,380

LUXEMBOURG--1.3%
Societe Europeenne des Satellites                            6,150            875,908

MEXICO--2.5%
Cemex, ADR                                                  40,500            858,094
Telefonos de Mexico, ADR                                    15,950            776,566

                                                                            1,634,660

NETHERLANDS--8.7%
ASM Lithography, ADR                                        27,175  (a)       966,411
Heineken                                                    14,050            724,725
Koninklijke (Royal) Philips Electronics, ADR                45,825          2,024,892
STMicroelectronics                                          15,525            929,549
TNT Post                                                    46,050          1,115,829

                                                                            5,761,406

SOUTH KOREA--2.1%
Samsung Electronics, GDR                                     8,550  (b)     1,378,687

SPAIN--2.9%
Altadis                                                     84,150          1,239,281
Banco Santander Central Hispano                             71,400            703,138

                                                                            1,942,419

SWEDEN--6.9%
Electrolux , Cl. B                                          51,475            874,105
ForeningsSparbanken                                         80,875          1,210,717
Nordic Baltic                                              171,700          1,141,329
Telefonaktiebolaget LM Ericsson, Cl. B, ADR                 65,250          1,337,625

                                                                            4,563,776

SWITZERLAND--3.9%
Serono, Cl. B                                                  960            844,658
Swatch                                                         700            859,343
Synthes-Stratec                                              2,025  (a,b)     902,887

                                                                            2,606,888

UNITED KINGDOM--10.4%
BP Amoco, ADS                                               16,025            871,359
Cable & Wireless                                            79,125          1,322,042
Energis                                                     12,725  (a)       484,338
Invensys                                                   265,100            913,680
Marconi                                                     77,075            929,750
Nycomed Amersham                                           119,625          1,033,423
Vodafone AirTouch                                          290,819          1,329,166

                                                                            6,883,758

UNITED STATES--1.0%
NTL                                                         11,100  (a)       655,594
TOTAL COMMON STOCKS

   (cost $52,128,396)                                                      59,442,123
-----------------------------------------------------------------------------------------
PREFERRED STOCK--1.0%
-----------------------------------------------------------------------------------------

GERMANY;
Marschollek, Lautenschlaeger
   (cost $669,933)                                           1,425            680,965
-----------------------------------------------------------------------------------------

                                                         Principal
SHORT-TERM INVESTMENTS--6.4%                            Amount ($)          Value ($)
-----------------------------------------------------------------------------------------

COMMERCIAL PAPER:
Alcoa, 6.73%, 6/1/00                                     1,000,000          1,000,000
Morgan Stanley, Dean Witter, 6.78%, 6/1/2000             3,200,000          3,200,000
   (cost $4,200,000)                                                        4,200,000
-----------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $56,998,329)                         97.2%         64,323,088
CASH AND RECEIVABLES (NET)                                    2.8%          1,844,513
NET ASSETS                                                  100.0%         66,167,601
(A) (B)	NON-INCOME PRODUCING.

SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2000, THESE SECURITIES AMOUNTED TO $2,281,574 OR APPROXIMATELY 3.4% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):
Investments in securities--See Statement of Investments  56,998,329  64,323,088
Cash                                                                  8,371,905
Receivable for investment securities sold                             3,232,381
Dividends receivable                                                    192,769
Receivable for shares of Common Stock subscribed                         61,100
Prepaid expenses                                                         11,422

                                                                     76,192,665
--------------------------------------------------------------------------------

LIABILITIES ($):
Due to The Dreyfus Corporation and affiliates                            89,009
Payable for investment securities purchased                           1,343,777
Payable for shares of Common Stock redeemed                           8,514,383
Accrued expenses                                                         77,895

                                                                     10,025,064
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       66,167,601
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                      44,615,679
Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                     14,244,093
Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                   7,307,829
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       66,167,601
--------------------------------------------------------------------------------

SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)       3,852,996

NET ASSET VALUE, offering and redemption price per share--Note 3(e) ($)   17.17

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:
Cash dividends (net of $84,197 foreign taxes withheld at source)       397,387
Interest                                                                84,220

TOTAL INCOME                                                           481,607

EXPENSES:
Management fee--Note 3(a)                                              452,872
Distribution fee--Note 3(b)                                            301,915
Shareholder servicing costs--Note 3(c)                                 222,826
Custodian fees                                                         104,906
Professional fees                                                       54,042
Registration fees                                                       19,307
Prospectus and shareholders' reports--Note 3(b)                         15,947
Directors' fees and expenses--Note 3(d)                                 12,382
Loan commitment fees--Note 2                                               316
Miscellaneous                                                            9,543

TOTAL EXPENSES                                                       1,194,056

INVESTMENT (LOSS)                                                    (712,449)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments and foreign currency
transactions                                                        16,892,328
Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                      4,395,105
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              21,287,433

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,574,984

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                            ------------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (712,449)               14,299
Net realized gain (loss) on investments        16,892,328          (1,790,038)
Net unrealized appreciation (depreciation)
   on investments                               4,395,105          (9,868,963)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,574,984         (11,644,702)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):
NET REALIZED GAIN ON INVESTMENTS                (317,368)          (1,873,154)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):
Net proceeds from shares sold                 135,975,248           41,284,693
Dividends reinvested                              303,148            1,783,764
Cost of shares redeemed                     (138,740,420)         (59,105,533)
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (2,462,024)         (16,037,076)

TOTAL INCREASE (DECREASE) IN NET ASSETS        17,795,592         (29,554,932)
--------------------------------------------------------------------------------

NET ASSETS ($):
Beginning of Period                            48,372,009           77,926,941
END OF PERIOD                                  66,167,601           48,372,009
Undistributed investment income-net                    --               16,497
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,847,581            3,197,037
Shares issued for dividends reinvested             17,604              144,904
Shares redeemed                               (7,988,409)          (4,572,974)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (123,224)          (1,231,033)

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                          Year Ended May 31,
                                                  -----------------------------------------------------------
                                                  2000          1999           1998          1997    1996
--------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period             12.17         14.97          15.83         15.49   13.74
Investment Operations:
Investment income (loss)--net                 (.19)(a)       .00(a b)         (.12)         (.02)     .09
Net realized and unrealized
   gain (loss) on investments                     5.28         (2.39)         1.17          1.11     1.66

Total from Investment Operations                  5.09         (2.39)         1.05          1.09     1.75

Distributions:
Dividends from investment income--net               --             --         (.01)         (.09)      --
Dividends in excess of investment
   income--net                                      --             --          --           (.03)      --
Dividends from net realized gain
   on investments                                (.09)          (.41)        (1.90)          (.63)      --

Total Distributions                              (.09)          (.41)        (1.91)          (.75)      --

Net asset value, end of period                   17.17          12.17        14.97          15.83     15.49
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                 41.81        (16.02)          8.42          7.36     12.74
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):
Ratio of expenses to average net assets           1.98          2.01           1.92          1.98     2.04
Ratio of interest expense and loan
   commitment fees to average net assets        .00(c)         .00(c)           .27            --      --
Ratio of net investment income (loss)
   to average net assets                        (1.18)         .02             (.70)         (.18)     .62

Portfolio Turnover Rate                         236.78       232.68          167.19        158.04    96.45
--------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)           66,168       48,372          77,927        88,694  102,710

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operation; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

During the period ended May 31, 2000, the fund increased accumulated undistributed net investment income by $695,952 and increased accumulated net realized gain (loss) on investments by $135,743 and decreased paid in capital by $831,695. The results of operations and net assets were not affected by the reclassification.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The plan provides for payments to be made at an aggregate annual rate of .50 of 1% of the value of the fund's average daily net assets. The distributor may pay one or more Service Agents (a securities dealer, financial institution or industry professional) in respect of distribution services. Prior to March 22, 2000, Premier Mutual Fund Service, Inc., and not DSC, received payments under the plan for distributing fund shares and for servicing shareholder accounts. The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund' s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 2000, the fund was charged $305,290 pursuant to the Plan, of which $88,435 was paid to DSC.

(c) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2000, the fund was charged $150,957 pursuant to the Shareholder Services Plan, of which $44,217 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $51,542 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each meeting attended in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(e) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including on redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $137,599,620 and $145,140,714, respectively.

At May 31, 2000, accumulated net unrealized appreciation on investments was $7,324,759, consisting of $9,494,249 gross unrealized appreciation and $2,169,490 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Growth Fund (one of the series constituting Dreyfus International Funds, Inc.) as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus International Growth Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York

July 10, 2000

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.0890 per share as a long-term capital gain distribution paid on December 14, 1999.

The Fund

For More Information

Dreyfus International Growth Fund
     200 Park Avenue
     New York, NY 10166

Manager

     The Dreyfus Corporation
     200 Park Avenue
     New York, NY 10166

Custodian

     The Bank of New York
     100 Church Street
     New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

     Dreyfus Transfer, Inc.
     P.O. Box 9671
     Providence, RI 02940

Distributor

     Dreyfus Service Corporation
     200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                                  095AR005

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN DREYFUS EMERGING MARKETS FUND AND THE MORGAN
STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS
FREE INDEX

EXHIBIT A:

                                  MORGAN
                                 STANLEY
                                 CAPITAL
                              INTERNATIONAL
                DREYFUS          EMERGING
   PERIOD       EMERGING         MARKETS
                MARKETS            FREE
                  FUND           INDEX *

   6/28/96       10,000           10,000
   5/31/97       11,407           10,709
   5/31/98       9,342            7,678
   5/31/99       10,608           7,944
   5/31/00       12,363           9,354

* Source: Lipper Analytical Services, Inc.
================================================================================

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
DREYFUS INTERNATIONAL GROWTH FUND WITH THE MORGAN
STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR
EAST (EAFE(R)) INDEX AND THE MORGAN STANLEY CAPITAL
INTERNATIONAL WORLD EX- U.S. INDEX

EXHIBIT A:

                                                        MORGAN
                                                       STANLEY
                                                       CAPITAL
                                      MORGAN         INTERNATIONAL
                                      STANLEY           EUROPE,
                    DREYFUS           CAPITAL        AUSTRALASIA,
    PERIOD       INTERNATIONAL     INTERNATIONAL       FAR EAST
                    GROWTH           WORLD EX-         (EAFE(R))
                     FUND           U.S.INDEX*          INDEX *

   6/29/93          10,000            10,000            10,000
   5/31/94          12,232            11,485            11,537
   5/31/95          11,277            12,076            12,106
   5/31/96          12,713            13,409            13,398
   5/31/97          13,649            14,513            14,408
   5/31/98          14,798            16,165            16,009
   5/31/99          12,428            16,792            16,706
   5/31/00          17,625            19,870            19,571

* Source: Lipper Analytical
Services, Inc.

================================================================================

Dreyfus
International
Growth Fund

SEMIANNUAL REPORT
November 30, 2000

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

Contents THE FUND

2 3 6 9 10 11 12 13

Letter from the President

Discussion of Fund Performance

Statement of Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

This is the semiannual report for Dreyfus International Growth Fund, covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Douglas Loeffler, CFA.

The MSCI EAFE Index, a broad measure of international stock market performance, fell more than 10% over the six-month reporting period in an investment environment marked by dramatic price fluctuations. Emerging markets were particularly hard-hit, losing about 25% of their value during the period as measured by the MSCI Emerging Markets Index. Slowing economic growth in the U.S. and Europe adversely influenced international stocks. In addition to the moderating effects of interest-rate hikes during 1999 and the first half of 2000, global economies have slowed in response to higher energy prices.

Since many global markets provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in global equities. Recent market volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus International Growth Fund.

Sincerely,

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 2000

DISCUSSION OF FUND PERFORMANCE

Douglas Loeffler, CFA, Portfolio Manager

How did Dreyfus International Growth Fund perform relative to its benchmark?

For the six-month period ended November 30, 2000, the fund produced a total return of -17.12%.(1) This compares with a -10.03% total return produced by the fund' s benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2)

We attribute the fund' s underperformance to a strong shift in investor preference towards value-oriented investments and away from the types of growth stocks in which the fund invests.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned growth companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of its local market.

The fund will typically hold 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was affected by a global retreat from the growth stocks in which the fund invests. A strong shift in investor sentiment brought what had been lofty growth stock valuations back to earth. While earnings held relatively steady, the price investors were willing to pay for such earnings dropped sharply, causing growth stock prices to fall. Weakness was particularly evident in the technology and telecommunications sectors, in which the fund had made a significant commitment.

In Japan, a continuing recession and an oversupply of stocks put downward pressure on prices. European markets were weak as well, despite relatively strong underlying economic activity. Towards the end of the reporting period, higher energy prices had dampened both consumer confidence and business spending plans, further weakening the performance of growth stocks.

Perhaps the most significant factor affecting fund performance, how-ever, was the strength of the U.S. dollar. Because a strong dollar erodes the value of international investments for U.S. residents, gains measured in local currencies were significantly greater than in U.S. dollar terms. Conversely, losses in local currency terms were amplified by the rise of the U.S. dollar.

What is the fund's current strategy?

As growth stock prices declined, we selectively added some new investments that we believed represented attractive investment opportunities. We trimmed our exposure to the telecommunications industry group and reduced our technology position, particularly in companies manufacturing telecommunications equipment and semiconductors. On the other hand, we increased our exposure in business services, software and selected utilities. We made these changes across the board, emphasizing valuations and the potential for profitability.

Geographic balance remains an important strategy. Japan, which continues to be our largest single country exposure, is a market where, in our view, growth stocks are most reasonably priced. Continental

Europe is an attractive area in terms of its underlying economic conditions and earnings environment. We have limited exposure to the European telecommunications sector and have reduced our investment in manufacturers of wireless equipment after some negative earnings surprises. We have added to investment in media stocks, which in our opinion, had become oversold. Our de-emphasis on the United Kingdom enabled us to avoid the near collapse of prices in its financial services sector. While the relative strength of the pound has made most British manufacturers uncompetitive, we continue to favor companies in the U.K. that have a dominant global position and strong international market share. Finally, our emerging markets exposure has increased incrementally. Investments are concentrated in Latin American stocks while we also focused on Asian manufacturers with industry-leading technology.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

The Fund

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--91.9%                                     Shares                Value ($)
----------------------------------------------------------------------------------------

BRAZIL--4.1%

Aracruz Celulose, ADR                                     4,125                   47,953

Embraer-Empresa Brasileira de Aeronautica, ADR           33,225                  915,765

Petroleo Brasileiro, ADR                                 14,600  (a)             375,951

Tele Norte Leste Participaceos, ADR                      36,950                  669,719

                                                                               2,009,388

CANADA--2.2%

Ballard Power Systems                                     2,625  (a)             181,453

Nortel Networks                                          23,400                  883,351

                                                                               1,064,804

DENMARK--3.7%

ISS                                                      12,425  (a)             770,611

Novo Nordisk, Cl. B                                       5,325                1,034,404

                                                                               1,805,015

FINLAND--4.5%

Nokia, ADR                                               26,775                1,144,631

Perlos                                                   55,200                1,020,098

                                                                               2,164,729

FRANCE--10.3%

Accor                                                    20,725                  782,257

Alcatel                                                  16,625                  826,044

Altran Technologies                                       3,075                  589,706

Business Objects                                          9,475  (a)             595,912

Dassault Systemes                                         9,100  649,273

STMicroelectronics                                       10,475  442,399

Total Fina Elf                                            7,550  1,081,313

                                                                               4,966,904

GERMANY--2.9%

Direkt Anlage Bank                                       11,575  (a)             343,058

Epcos                                                     7,000  540,018

Ergo Versicherungs Gruppe                                 3,600  502,099

                                                                               1,385,175
HONG KONG--1.7%

China Mobile(Hong Kong)                                 155,500  (a)             849,292

ISRAEL--1.5%

Check Point Software Technologies                         7,125  (a)             731,203

ITALY--6.5%

Alleanza Assicurazioni                                   91,125                1,409,947

COMMON STOCKS (CONTINUED)                                Shares                Value ($)
------------------------------------------------------------------------------------------

ITALY (CONTINUED)

Saipem                                                  147,825                  747,382

San Paolo-IMI                                            62,525                  964,704

                                                                               3,122,033
JAPAN--16.6%

Ajinomoto                                                90,000                1,092,787

FAST RETAILING                                            3,900                  955,563

Furukawa Electric                                        23,000                  554,368

MURATA MANUFACTURING                                      5,331                  714,923

NEC                                                      46,000                  869,064

NIPPON TELEGRAPH & TELEPHONE                                 70                  605,744

PIONEER                                                  21,000                  673,614

TOKYO GAS                                               430,000                1,215,658

TOYODA GOSEI                                              6,000                  194,092

Taiyo Yuden                                              12,000                  476,259

Takeda Chemical Industries                               11,000                  683,762

                                                                               8,035,834
LUXEMBOURG--1.7%

Societe Europeenne des Satellites                         6,375                  833,563

MEXICO--1.2%

Cemex, ADR                                               30,550                  589,998

NETHERLANDS--8.2%

Heineken                                                 16,050                  868,128

Koninklijke (Royal) Philips Electronics, ADR             44,112                1,447,425

TNT Post                                                 37,125                  891,569

VNU                                                      17,900                  783,293

                                                                               3,990,415
SINGAPORE--2.9%

Flextronics International                                25,850  (a)             647,866

Singapore Press                                          49,000                  763,309

                                                                               1,411,175

SOUTH KOREA--1.4%

Samsung Electronics, GDR                                 10,400  (b)             661,960

SPAIN--3.5%

Altadis                                                  60,525                  880,558

Banco Santander Central Hispano                          92,050                  817,645

                                                                               1,698,203

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                      Shares          Value ($)
----------------------------------------------------------------------------------------

SWEDEN--3.8%

Assa Abloy, Cl.B                                               44,525          795,676

ForeningsSparbanken                                            76,175        1,030,461

                                                                             1,826,137
SWITZERLAND--3.9%

Swatch                                                            825          953,042

Synthes-Stratec                                                 1,525  (b)     924,882

                                                                             1,877,924
TAIWAN--.7%

Taiwan Semiconductors Manufacturing, ADR                       20,125  (a)     338,352

UNITED KINGDOM--10.6%

Aegis                                                         124,500          229,797

BP Amoco, ADR                                                  17,175          814,739

Energis                                                        47,550  (a)     304,640

Glaxo Wellcome                                                 32,550          954,314

Reckitt Benckiser                                              57,050          728,567

Sage                                                          102,625          567,533

Vodafone                                                      266,194          915,318

WPP                                                            54,475          594,747

                                                                             5,109,655

TOTAL COMMON STOCKS
   (cost $43,697,779)                                                       44,471,759
---------------------------------------------------------------------------------------

PREFERRED STOCKS--1.2%
---------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA
   (cost $588,722)                                              9,350          569,712
---------------------------------------------------------------------------------------

                                                            Principal
SHORT-TERM INVESTMENTS--2.9%                               Amount ($)        Value ($)
---------------------------------------------------------------------------------------

COMMERCIAL PAPER;

McDonald's, 6.50% 12/1/00
   (cost $1,400,000)                                        1,400,000        1,400,000
----------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $45,686,501)                            96.0%       46,441,471

CASH AND RECEIVABLES (NET)                                       4.0%        1,935,020

NET ASSETS                                                     100.0%       48,376,491

(A) NON-INCOME PRODUCING.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF
SECURITIES ACT OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2000,
THESE SECURITIES AMOUNTED TO $1,586,842 OR APPROXIAMATELY 3.3% OF NET
ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
    Investments                                          45,686,501  46,441,471

Cash                                                                    118,949

Receivable for investment securities sold                             2,426,052

Dividends receivable                                                     74,628

Prepaid expenses                                                          7,106

                                                                     49,068,206
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            64,233

Payable for investment securities purchased                             370,859

Payable for shares of Common Stock redeemed                             181,211

Accrued expenses                                                         75,412

                                                                        691,715
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       48,376,491
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      36,443,143

Accumulated investment (loss)                                         (310,972)

Accumulated net realized gain (loss)
   on investments and foreign currency transactions                  11,495,608

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                     748,712
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       48,376,491
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       3,402,778

NET ASSET VALUE, offering and redemption price per share ($)--Note 3(e)
                                                                          14.22

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $29,878 foreign taxes withheld at source)       232,920

Interest                                                                46,395

TOTAL INCOME                                                           279,315

EXPENSES:

Management fee--Note 3(a)                                              228,735

Distribution fee--Note 3(b)                                            152,490

Shareholder servicing costs--Note 3(c)                                 111,960

Custodian fees                                                          41,745

Professional fees                                                       19,307

Registration fees                                                       13,401

Prospectus and shareholders' reports--Note 3(b)                          9,877

Directors' fees and expenses--Note 3(d)                                  5,181

Loan commitment fees--Note 2                                               264

Miscellaneous                                                            7,327

TOTAL EXPENSES                                                         590,287

INVESTMENT (LOSS)                                                    (310,972)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                   (2,748,485)

Net unrealized appreciation (depreciation) on
   investments and foreign currency transactions                   (6,559,117)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (9,307,602)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (9,618,574)

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2000           Year Ended
                                              (Unaudited)         May 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (310,972)            (712,449)

Net realized gain (loss) on investments       (2,748,485)           16,892,328

Net unrealized appreciation (depreciation)
      on investments                          (6,559,117)            4,395,105

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (9,618,574)           20,574,984
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                       --            (317,368)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  72,846,388         135,975,248

Dividends reinvested                                   --             303,148

Cost of shares redeemed                      (81,018,924)        (138,740,420)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (8,172,536)          (2,462,024)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (17,791,110)           17,795,592
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            66,167,601           48,372,009

END OF PERIOD                                  48,376,491           66,167,601
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,186,321            7,847,581

Shares issued for dividends reinvested                 --               17,604

Shares redeemed                               (4,636,539)          (7,988,409)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (450,218)            (123,224)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                   Six Months Ended
                                   November 30, 2000                           Year Ended May 31,
                                                      -----------------------------------------------
                                      (Unaudited)      2000       1999    1998      1997      1996
-----------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                     17.17      12.17      14.97   15.83     15.49     13.74

Investment Operations:

Investment income (loss)--net           (.09)(a)   (.19)(a)   .00(a,b)    (.12)    (.02)       .09

Net realized and unrealized
   gain (loss) on investments             (2.86)       5.28     (2.39)     1.17     1.11      1.66

Total from Investment Operations          (2.95)       5.09     (2.39)     1.05     1.09      1.75

Distributions:

Dividends from investment
   income--net                                --         --       --      (.01)    (.09)        --

Dividends in excess of
   investment income--net                     --         --       --        --     (.03)        --

Dividends from net realized
   gain on investments                        --      (.09)      (.41)   (1.90)    (.63)        --

Total Distributions                           --      (.09)      (.41)   (1.91)    (.75)        --

Net asset value, end of period             14.22      17.17      12.17   14.97     15.83     15.49
---------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                      (17.12)(c)      41.81    (16.02)    8.42      7.36     12.74
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                     .97(c)       1.98      2.01     1.92      1.98      2.04

Ratio of interest expense and
   loan commitment fees to
   average net assets                   .00(c,d)     .00(d)     .00(d)     .27         --       --

Ratio of net investment income
   (loss) to average net assets         (.51)(c)     (1.18)       .02     (.70)    (.18)       .62

Portfolio Turnover Rate                    65.29     236.78    232.68    167.19   158.04     96.45
---------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            48,376     66,168    48,372    77,927   88,694   102,710

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the funds shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each fund are charged to that series' operation; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Fund

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:.

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .50 of 1% of the value of the fund' s average daily net assets. The Distributor may pay one or more Service Agents (a securities dealer, financial institution or industry professional) in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended November 30, 2000, the fund was charged $153,971 pursuant to the Plan.

(c) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2000, the fund was charged $76,245 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $24,899 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including on redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $37,924,084 and $43,699,608, respectively.

At November 30, 2000, accumulated net unrealized appreciation on investments was $754,970, consisting of $4,858,067 gross unrealized appreciation and $4,103,097 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund

For More Information

   Dreyfus International Growth Fund
   200 Park Avenue
   New York, NY 10166

Manager

   The Dreyfus Corporation
   200 Park Avenue
   New York, NY 10166

Custodian

   The Bank of New York
   100 Church Street
   New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

   Dreyfus Transfer, Inc.
   P.O. Box 9671
   Providence, RI 02940

Distributor

   Dreyfus Service Corporation
   200 Park Avenue
   New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                                                      095SA0011

Pro Forma Statement of Investments                   December 31, 2000

          Shares                                                                    Market Value

International International Pro Forma                                         International  International
Equity        Growth        Combined^                                         Equity         Growth
Common Stocks (Foreign) - 93.1%
Aerospace/Defense - 1.7%
  20,000     20,075         40,075 Embraer-Empresa Brasileira de
                                   Aeronautica SA Sponsored ADR(BR)               $795,000   $797,981

Air Freight - 1.5%
  28,325   28,200           56,525 TNT Post Group NV (NE)                           685,055   682,009

Banks (Money Center) - 7.0%
  22,200     22,650         44,850 ABN AMRO Holding NV (NE)                         504,820   515,036
  82,575     92,050        174,625 Banco Santander Central Hispano SA (SP)          883,818   985,202
  47,275     48,950         96,225 ForeningsSparbanken AB (SW)                      723,993   749,640
  72,850     72,500        145,350 Nordea AB (SW)                                   552,040   549,383
  28,500     29,075         57,575 San Paolo-IMI SPA (IT)                           460,774   470,056
                                                                                  3,125,445 3,269,317

Beverages (Alcoholic) - 2.0%
  13,875     16,050         29,925 Heineken NV (NE)                                 839,587   971,165

Broadcasting (TV, Radio & Cable) - 1.9%
  5,425       6,375         11,800 Societe Europeenne des Satellites (LU)           814,947   957,624

Communication Equipment - 6.1%
  15,825     16,100         31,925 Alcatel (FR)                                    898,894    914,485
  19,500     19,825         39,325 Nokia Oyj Sponsored ADR (FI)                    848,250    862,387
  23,800     24,175         47,975 Nortel Networks Corporation (CA)                763,082    775,111
  28,925     29,525         58,450 Spirent PLC (UK)                                263,583    269,038
                                                                                 2,773,809  2,821,021

Computers (Networking) - 0.5%
       4        4          8 Yahoo Japan Corporation (JA)*                         235,377    235,377

Computers (Software & Services) - 4.9%
  3,200        3,200         6,400 Altran Technologies SA (FR)                     724,063    724,063
  8,475        9,475        17,950 Business Objects SA (FR)*                       499,700    558,642
  3,675        3,725         7,400 Check Point Software
                                   Technologies Limited (IS)*                      490,842    497,520
  7,250        7,375        14,625 Dassault Systemes SA (FR)                       496,902    505,452
                                                                                 2,211,507  2,285,677

Construction (Cement & Aggregates) - 0.9%
  23,600      25,150        48,750 Cemex SA de CV Sponsored ADR (MX)               426,275    454,272

Consumer (Jewelry, Novelties, & Gifts) - 1.7%
     615        650          1,265 The Swatch Group AG (SZ)                        768,513    812,250

Electrical Equipment - 11.0%
   5,900      6,200       12,100 Epcos AG (GE)*                                    515,163    541,339
  18,875     19,250       38,125 Flextronics International Limited  ADR (SG)*      537,938    548,625
  38,386     40,412       78,798 Koninklijk (Royal) Philips Electronics
                                 NV New York Shares Sponsered ADR (NE)           1,391,493  1,464,935
  42,000     46,000       88,000 NEC Corporation (JA)                              768,651    841,855
  40,000     42,150       82,150 Perlos Oyj (FI)                                   826,214    870,591
   9,000     12,000       21,000 Taiyo Yuden Company Limited (JA)                  301,051    401,401
  30,000     30,000       60,000 The Furukawa Electric Company Limited (JA)        524,081    524,081
                                                                                4,864,591  5,192,827

Electronics (Semiconductors) - 3.3%
  34,275     34,100       68,375 ARM Holdings PLC (UK) *                           259,085    257,748
   2,965      6,100        9,065 Samsung Electronics (KR)                          370,332    436,150
  11,700     11,650       23,350 STMicroelectronics NV (NE)                        510,797    508,597
  17,975     20,125       38,100 Taiwan Semiconductor Manufacturing
                                 Company Limited (TW)*                             310,069    347,156
                                                                                 1,450,283  1,549,651

Engineering & Construction - 1.3%
  107,800   106,600      214,400 Saipem SPA (IT)                                   588,037    581,471

Foods - 1.8%
  62,000     62,000      124,000 Ajinomoto Company, Inc. (JA)                      806,217    806,217

Healthcare (Drugs-Major Pharmaceuticals) - 6.3%
   7,850      8,025       15,875 Aventis SA (FR)                                   689,114    704,452
  26,450     32,550       59,000 GlaxoSmithKline PLC (UK)*                         746,796    918,978
   3,875      4,100        7,975 Novo Nordisk AS Class B (DE)                      694,584    734,912
  11,000     11,000       22,000 Takeda Chemical Industries Limited (JA)           651,138    651,138
                                                                                 2,781,632  3,009,480

Healthcare (Medical Products & Supplies) - 1.9%
   1,150      1,225        2,375 Synthes-Stratec, Inc. 144A (SZ)+                  849,460    904,861

Household Furnishings & Appliances - 1.3%
  22,000     22,000       44,000 Pioneer Corporation (JA   )                       587,566    587,566

Household Products (Non-Durables) - 1.7%
  54,775     57,050      111,825 Reckitt Benckiser PLC (UK)                        754,445    785,738

Insurance (Life & Health) - 2.5%
  72,700     72,775      145,475 Alleanza Assicurazioni (IT)                    1,158,313   1,159,466

Insurance (Multi-Line) - 1.4%
   3,900       4,000      7,900 Ergo Versicherungs Gruppe AG (GE)                 651,770     668,459

Investment Banking & Brokerage - 0.9%
  10,475      11,575     22,050 Direkt Anlage Bank AG (GE) *                      379,622    419,472

Lodging-Hotels - 1.3%
  13,675      13,950     27,625 Accor SA (FR)                                     577,763    589,361

Machinery (Diversified) - 2.3%
  40,575      44,525     85,100 Assa Abloy AB Class B (SW)                        793,396    870,628
   3,550       3,625      7,175 Ballard Power Systems, Inc. (CA)*                 223,872    228,602
                                                                                1,017,268  1,099,230

Natural Gas - 2.2%
  328,000    350,000    678,000 Tokyo Gas Company Limited (JA)                    970,788  1,035,895

Oil (International Integrated) - 4.9%
   13,675     14,175     27,850 BP Amoco PLC Sponsored ADR (UK)                   654,691    678,628
   17,400     17,750     35,150 Petroleo Brasileiro SA ADR (BR)                   439,350    448,187
    7,550      7,550     15,100 Total Fina Elf SA (FR)                          1,122,824  1,122,824
                                                                                2,216,865  2,249,639

Publishing - 1.8%
   14,900     17,900     32,800 VNU NV (NE)                                       732,340    879,762

Publishing (Newspapers) - 1.5%
   47,000    49,000      96,000 Singapore Press Holdings Limited (SG)             693,887    723,402

Railroads - 1.0%
  252,500   256,000     508,500 MTR Corporation Limited 144A (HK)*+               441,881    448,000

Retail (Specialty-Apparel) - 1.7%
    2,600     2,700       5,300 Fast Retailing Company Limited (JA)               509,527    529,124
   25,525    26,050      51,575 Matalan PLC (UK)                                  266,918    272,394
                                                                                  776,445    801,518

Services (Advertising/Marketing) - 2.2%
  148,450   167,325     315,775 Aegis Group PLC (UK)                              306,037    344,924
   51,250    54,475     105,725 WPP Group PLC (UK)                                667,613    709,586
                                                                                  973,650  1,054,510

Services (Commercial & Consumer) - 1.8%
   11,275    12,425      23,700 ISS AS (DE)*                                      767,277    845,532

Telecommunications (Cellular/Wireless) - 3.9%
  158,000   155,500     313,500 China Mobile (Hong Kong) (HK)*                    862,934    849,279
  234,422   266,194     500,616 Vodafone Group PLC (UK)                           859,734    976,213
                                                                                1,722,668  1,825,492

Telecommunications (Long Distance) - 3.6%
   42,925   47,550       90,475 Energis PLC (UK) *                                288,561    319,636
       87       89          176 Nippon Telegraph &
                                Telephone Corporation (JA)                        626,979    641,392
   31,275   30,875       62,150 Tele Norte Leste Participacoes
                                SA ADR (BR)                                       713,461    704,336
                                                                                1,629,001  1,665,364

Textiles (Apparel) - 0.5%
    3,975    4,075        8,050 Adidas-Salomon AG (GE)                            246,315    252,503

Tobacco - 1.7%
   49,700   52,100      101,800 Altadis SA (SP)                                   769,928    807,081

Water Utilities - 1.1%
   11,375   11,700      23,075 Vivendi Environnement (FR)*                        496,608    510,780

Total Common Stocks (Foreign)                                                 $41,580,135 $43,739,970
(Cost-$39,801,023, $40,058,640, and $79,859,663, respectively)

Shares                                                                   Market Value  Market Value
Preferred Stocks (Foreign) - 1.3%
Chemicals (Diversified) - 1.3%
       8,900      9,350     18,250 Henkel KGAA (GE)                         $584,922   $614,475

Total Preferred Stocks (Foreign)                                            $584,922   $614,475
(Cost-$560,238, $588,722, and $1,148,960, respectively)

Principal Amount                                                        Amortized Cost Amortized Cost
U.S. Agency Discount Note - 4.7%
   4,300,000  4,300,000  Federal Home Loan Mortgage
                         Corporation 5.15% 01/02/          01              4,299,385          -

Total U.S. Agency Discount Note                                            4,299,385          -
(Amortized Cost-$4,299,385, $0, and $4,299,385, respectively)

Corporate Short-Term Notes-1.8%
           -  1,650,000  1,650,000 Paccar Financial
                         Corporation 6.43% 1/02/01                              -      1,649,705

Total Corporate Short-Term Notes                                                -     $1,649,705
(Amortized Cost-$0, $1,649,705, and $1,649,705, respectively)

Total Investments - 100.9%                                               $46,464,442 $46,004,150
(Cost - $44,660,646, $42,297,067, and $86,957,713, respectively)
Other Assets and Liabilities - Net (0.9%)                                  ($855,221)    $75,656
Net Assets - 100.0%                                                      $45,609,221 $46,079,806

          Shares                                                         Market Value

International Internationl Pro Forma                                 Pro Forma   % of Net   % of
Equity        Growth       Combined^                                 Combined^    Assets    T.I.
Common Stocks (Foreign) - 93.1%
Aerospace/Defense - 1.7%
  20,000     20,075     40,075 Embraer-Empresa Brasileira de
                               Aeronautica SA Sponsored ADR(BR)      $1,592,981    1.74%    1.71%  capital
                                                                                                   goods

Air Freight - 1.5%
  28,325   28,200    56,525 TNT Post Group NV (NE)                    1,367,064    1.49%    1.47%  transpor-
                                                                                                   tation

Banks (Money Center) - 7.0%
  22,200   22,650    44,850 ABN AMRO Holding NV (NE)                  1,019,856    1.11%    1.09%
  82,575   92,050   174,625 Banco Santander Central Hispano SA (SP)   1,869,020    2.04%    1.90%
  47,275   48,950    96,225 ForeningsSparbanken AB (SW)               1,473,633    1.61%    1.56%
  72,850   72,500   145,350 Nordea AB (SW)                            1,101,423    1.20%    1.19%
  28,500   29,075    57,575 San Paolo-IMI SPA (IT)                      930,830    1.02%    0.99%
                                                                      6,394,762    6.97%    6.73%  financial

Beverages (Alcoholic) - 2.0%
  13,875     16,050  29,925 Heineken NV (NE)                          1,810,752    1.97%    1.81%  consumer
                                                                                                   staples

Broadcasting (TV, Radio & Cable) - 1.9%
  5,425     6,375    11,800 Societe Europeenne des Satellites (LU)    1,772,571    1.93%    1.75%  consumer
                                                                                                   staples

Communication Equipment - 6.1%
  15,825   16,100     31,925 Alcatel (FR)                             1,813,379    1.98%    1.93%
  19,500   19,825     39,325 Nokia Oyj Sponsored ADR (FI)             1,710,637    1.87%    1.83%
  23,800   24,175     47,975 Nortel Networks Corporation (CA)         1,538,193    1.68%    1.64%
  28,925   29,525     58,450 Spirent PLC (UK)                           532,621    0.58%    0.57%
                                                                      5,594,830    6.10%    5.97%  technology

Computers (Networking) - 0.5%
       4        4          8 Yahoo Japan Corporation (JA)*              470,754    0.51%    0.51%  technology

Computers (Software & Services) - 4.9%
  3,200     3,200      6,400 Altran Technologies SA (FR)              1,448,126    1.58%    1.56%
  8,475     9,475     17,950 Business Objects SA (FR)*                1,058,342    1.15%    1.08%
  3,675     3,725      7,400 Check Point Software
                             Technologies Limited (IS)*                 988,362    1.08%    1.06%
  7,250     7,375     14,625 Dassault Systemes SA (FR)                1,002,354    1.09%    1.07%
                                                                      4,497,184    4.90%    4.76%  technology

Construction (Cement & Aggregates) - 0.9%
  23,600   25,150     48,750 Cemex SA de CV Sponsored ADR (MX)          880,547    0.96%    0.92%  basic
                                                                                                   materials

Consumer (Jewelry, Novelties, & Gifts) - 1.7%
     615      650      1,265 The Swatch Group AG (SZ)                 1,580,763    1.72%    1.65%  consumer
                                                                                                   cyclicals

Electrical Equipment - 11.0%
   5,900    6,200     12,100 Epcos AG (GE)*                           1,056,502    1.15%    1.11%
  18,875   19,250     38,125 Flextronics International Limited
                             ADR (SG)*                                1,086,563    1.19%    1.16%
  38,386   40,412     78,798 Koninklijk (Royal) Philips Electronics
                             NV New York Shares Sponsered ADR (NE)    2,856,428    3.12%    2.99%
  42,000   46,000     88,000 NEC Corporation (JA)                     1,610,506    1.76%    1.65%
  40,000   42,150     82,150 Perlos Oyj (FI)                          1,696,805    1.85%    1.78%
   9,000   12,000     21,000 Taiyo Yuden Company Limited (JA)           702,452    0.77%    0.65%
  30,000   30,000     60,000 The Furukawa Electric Company Limited
                             (JA)                                     1,048,162    1.14%    1.13%
                                                                     10,057,418   10.97%   10.47%  capital
                                                                                                   goods

Electronics (Semiconductors) - 3.3%
  34,275   34,100     68,375 ARM Holdings PLC (UK) *                    516,833    0.56%    0.56%
   2,965    6,100      9,065 Samsung Electronics (KR)                   806,482    0.88%    0.80%
  11,700   11,650     23,350 STMicroelectronics NV (NE)               1,019,394    1.11%    1.10%
  17,975   20,125     38,100 Taiwan Semiconductor Manufacturing
                               Company Limited (TW)*                    657,225    0.72%    0.67%
                                                                      2,999,934    3.27%    3.12%  technology

Engineering & Construction - 1.3%
  107,800  106,600    214,400 Saipem SPA (IT)                         1,169,508    1.28%    1.27%  capital
                                                                                                   goods

Foods - 1.8%
  62,000   62,000    124,000 Ajinomoto Company, Inc. (JA)             1,612,434    1.76%    1.74%  consumer
                                                                                                   staples

Healthcare (Drugs-Major Pharmaceuticals) - 6.3%
   7,850    8,025     15,875 Aventis SA (FR)                          1,393,566    1.52%    1.48%
  26,450   32,550     59,000 GlaxoSmithKline PLC (UK)*                1,665,774    1.82%    1.61%
   3,875    4,100      7,975 Novo Nordisk AS Class B (DE)             1,429,496    1.56%    1.49%
  11,000   11,000     22,000 Takeda Chemical Industries Limited (JA)  1,302,276    1.42%    1.40%

5,791,112    6.32%    5.99%    health care

Healthcare (Medical Products & Supplies) - 1.9%
   1,150    1,225      2,375 Synthes-Stratec, Inc. 144A (SZ)+         1,754,321    1.91%    1.83%   health
                                                                                                    care

Household Furnishings & Appliances - 1.3%
  22,000   22,000     44,000 Pioneer Corporation (JA)                 1,175,132    1.28%

Household Products (Non-Durables) - 1.7%
  54,775   57,050    111,825 Reckitt Benckiser PLC (UK)               1,540,183    1.68%    1.62%   consumer
                                                                                                    staples

Insurance (Life & Health) - 2.5%
  72,700   72,775    145,475 Alleanza Assicurazioni (IT)              2,317,779    2.53%    2.49%   financial

Insurance (Multi-Line) - 1.4%
  3,900    4,000      7,900 Ergo Versicherungs Gruppe AG (GE)         1,320,229    1.44%    1.40%   financial

Investment Banking & Brokerage - 0.9%
  10,475   11,575     22,050 Direkt Anlage Bank AG (GE) *               799,094    0.87%    0.82%   financial

Lodging-Hotels - 1.3%
  13,675   13,950     27,625 Accor SA (FR)                            1,167,124    1.27%    1.24%   consumer
                                                                                                    cyclicals

Machinery (Diversified) - 2.3%
  40,575   44,525     85,100 Assa Abloy AB Class B (SW)               1,664,024    1.81%    1.71%
   3,550    3,625      7,175 Ballard Power Systems, Inc. (CA)*          452,474    0.49%    0.48%
                                                                      2,116,498    2.31%    2.19%   capital
                                                                                                    goods

Natural Gas - 2.2%
  328,000  350,000    678,000 Tokyo Gas Company Limited (JA)          2,006,683    2.19%    2.09%   utilities

Oil (International Integrated) - 4.9%
   13,675   14,175    27,850 BP Amoco PLC  Sponsored ADR (UK)         1,333,319    1.45%    1.41%
   17,400   17,750    35,150 Petroleo Brasileiro SA ADR (BR)            887,537    0.97%    0.95%
    7,550    7,550    15,100 Total Fina Elf SA (FR)                   2,245,648    2.45%    2.42%
                                                                      4,466,504    4.87%    4.77%   energy

Publishing - 1.8%
   14,900   17,900     32,800 VNU NV (NE)                             1,612,102    1.76%    1.58%   consumer
                                                                                                    cyclicals

Publishing (Newspapers) - 1.5%
   47,000   49,000    96,000 Singapore Press Holdings Limited (SG)    1,417,289    1.55%    1.49%   consumer
                                                                                                    cyclicals

Railroads - 1.0%
  252,500  256,000   508,500 MTR Corporation Limited 144A (HK)*+        889,881    0.97%    0.95%   transpor-
                                                                                                    tation

Retail (Specialty-Apparel) - 1.7%
    2,600    2,700     5,300 Fast Retailing Company Limited (JA)      1,038,651    1.13%    1.10%
   25,525   26,050    51,575 Matalan PLC (UK)                           539,312    0.59%    0.57%
                                                                      1,577,963    1.72%    1.67%   consumer
                                                                                                    cyclicals

Services (Advertising/Marketing) - 2.2%
  148,450  167,325   315,775 Aegis Group PLC (UK)                       650,961    0.71%    0.66%
   51,250   54,475   105,725 WPP Group PLC (UK)                       1,377,199    1.50%    1.44%
                                                                      2,028,160    2.21%    2.10%   consumer
                                                                                                    cyclicals

Services (Commercial & Consumer) - 1.8%
   11,275   12,425    23,700 ISS AS (DE)*                             1,612,809    1.76%    1.65%  consumer
                                                                                                   cyclicals

Telecommunications (Cellular/Wireless) - 3.9%
  158,000 155,500    313,500 China Mobile (Hong Kong) (HK)*           1,712,213    1.87%    1.86%
  234,422 266,194    500,616 Vodafone Group PLC (UK)                  1,835,947    2.00%    1.85%
                                                                      3,548,160    3.87%    3.71%  communica-
                                                                                                   tion
                                                                                                   services

Telecommunications (Long Distance) - 3.6%
   42,925  47,550     90,475 Energis PLC (UK) *                         608,197    0.66%    0.62%
       87      89        176 Nippon Telegraph &
                             Telephone Corporation (JA)               1,268,371    1.38%    1.35%
   31,275  30,875     62,150 Tele Norte Leste Participacoes
                             SA ADR (BR)                              1,417,797    1.55%    1.54%
                                                                      3,294,365    3.59%    3.51%  communica-
                                                                                                   tion
                                                                                                   services

Textiles (Apparel) - 0.5%
    3,975   4,075      8,050 Adidas-Salomon AG (GE)                     498,818    0.54%    0.53%  consumer
                                                                                                   cyclicals

Tobacco - 1.7%
   49,700  52,100    101,800 Altadis SA (SP)                          1,577,009    1.72%    1.66%  consumer
                                                                                                   staples

Water Utilities - 1.1%
   11,375  11,700     23,075 Vivendi Environnement (FR)*              1,007,388    1.10%    1.07%  utilities

Total Common Stocks (Foreign)                                       $85,320,105   93.05%   89.49%
(Cost-$39,801,023, $40,058,640, and $79,859,663, respectively)

Shares                                                               Market Value
Preferred Stocks (Foreign) - 1.3%
Chemicals (Diversified) - 1.3%
       8,900      9,350     18,250 Henkel KGAA (GE)                  $ 1,199,397     1.31%  1.26%  basic
                                                                                                   materials

Total Preferred Stocks (Foreign)                                     $ 1,199,397     1.31%  1.26%
(Cost-$560,238, $588,722, and $1,148,960, respectively)

Principal Amount                                                     Amortized Cost
U.S. Agency Discount Note - 4.7%
               4,300,000 4,300,000 Federal Home Loan Mortgage
                                   Corporation 5.15% 01/02/01          4,299,385     4.69%

Total U.S. Agency Discount Note                                        4,299,385
(Amortized Cost-$4,299,385, $0, and $4,299,385, respectively)

Corporate Short-Term Notes-1.8%
           -  1,650,000  1,650,000 Paccar Financial Corporation
                         6.43% 1/02/01                                 1,649,705     1.80%   0.00%

Total Corporate Short-Term Notes                                      $1,649,705     1.80%   0.00%
(Amortized Cost-$0, $1,649,705, and $1,649,705, respectively)

Total Investments - 100.9%                                           $92,468,592    100.85% 100.00%
(Cost - $44,660,646, $42,297,067, and $86,957,713, respectively)
Other Assets and Liabilities - Net (0.9%)                            $  (779,565)    -0.85% -1.84%
Net Assets - 100.0%                                                  $91,689,027    100.00% 98.16%

* Non-income producing.
+ Securities were acquired pursuant to Rule 144A and may be deemed to be restricted for resale.
^ Management does not anticipate having to dispose of any
security positions as a result of the reorganization.

BR            Brazil    KR          South Korea
CA            Canada    LU          Luxembourg
DE            Denmark   MX          Mexico
FI            Finland   NE          Netherlands
FR            France    SG          Singapore
GE            Germany   SP          Spain
HK            Hong Kong SW          Sweden
IS            Israel    SZ          Switzerland
IT            Italy     TW          Taiwan
JA            Japan     UK          United Kingdom

See Notes to Pro Forma Financial Statements

Pro Forma Statement of Assets and Liabilities

December 31, 2000                                                           DREYFUS
                                                           INTERNATIONAL  INTERNATIONAL  PRO FORMA     PRO FORMA
                                                            EQUITY FUND    GROWTH FUND   ADJUSTMENTS   COMBINED
                                                            -----------    -----------   -----------   --------
Assets

Investment securities, at cost...........................  $44,660,646    $42,297,067                 $86,957,713
                                                           -----------    -----------
Investment securities, at market.........................    46,464,442    46,004,150                  92,468,592
Cash.....................................................       322,156     1,048,118                   1,370,274
Receivables:                                                                                                   -
  Investment securities sold.............................       362,862       550,600                     913,462
  Capital shares sold....................................     1,292,340        76,126                   1,368,466
  Dividends..............................................        11,503        67,927                      79,430
  From adviser...........................................         1,644                                     1,644
Other assets.............................................        34,600         7,062                      41,662
                                                           ------------   -----------   -----------    ----------
    Total Assets ........................................    48,489,547    47,753,983           0      96,243,530
                                                           ------------   -----------   -----------    ----------

LIABILITIES

Payables:
  Investment securities purchased .......................     1,681,257     1,412,801                   3,094,058
  Capital shares redeemed................................     1,028,917       114,030                   1,142,947
   Advisory fees ........................................        37,583        29,144                      66,727
   Shareholder servicing fees ...........................         6,278        29,145                      35,423
   Accounting fees ......................................           907             0                         907
  Distribution fees .....................................        20,331        10,237                      30,568
  Custodian (foreign currency cost - $90,539)............        84,825             0                      84,825
  Other..................................................        20,228        78,820                      99,048
                                                           ------------   -----------   -----------     ----------
    Total Liabilities ...................................     2,880,326     1,674,177           0       4,554,503
                                                           ------------   -----------   -----------     ----------

Net Assets...............................................   $45,609,221   $46,079,806          $0      $91,689,027
                                                           ============   ===========   ============   ===========
Capital Shares Outstanding                                                  4,398,959    (4,398,959)*
Net Asset Value, Offering and Redemption Price Per Share                        10.48

Net Assets - Class A.....................................    $4,434,238                $ 46,079,806   $50,514,044
Shares Outstanding - Class A.............................       307,565                   3,195,548*    3,503,113
Net Asset Value, Redemption Price Per Share..............        $14.42                                    $14.42
Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)..........        $15.30                                    $15.30

Net Assets - Class B.....................................    $5,129,150                                $5,129,150
Shares Outstanding - Class B.............................       358,810                                   358,810
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share......................................        $14.29                                    $14.29

Net Assets - Class C.....................................    $2,635,289                                $2,635,289
Shares Outstanding - Class C.............................       184,666                                   184,666
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share......................................        $14.27                                    $14.27

Net Assets - Class F.....................................   $30,040,469                               $30,040,469
Shares Outstanding - Class F.............................     2,086,714                                 2,086,714
Net Asset Value, Offering and Redemption Price Per Share.        $14.40                                    $14.40

Net Assets - Class R.....................................    $2,715,824                                $2,715,824
Shares Outstanding - Class R.............................       187,915                                   187,915
Net Asset Value, Offering and Redemption Price Per Share.        $14.45                                    $14.45

Net Assets - Class T.....................................      $654,251                                  $654,251
Shares Outstanding - Class T.............................        45,534                                    45,534
Net Asset Value, Redemption Price Per Share..............        $14.37                                    $14.37
Maximum offering price per share (net asset value plus
  sales charge of 4.50% of offering price)...............        $15.05                                    $15.05

* Adjustment to reflect the exchange of shares outstanding from Dreyfus International Growth Fund to
  Dreyfus Founders International Equity Fund
See Notes to Pro Forma Financial Statements

Pro Forma Statement of Operations
For the twelve months ended
December 31, 2000

Investment Income:

Dreyfus

                                                         INTERNATIONAL INTERNATIONAL  PRO FORMA   PRO FORMA
                                                          EQUITY FUND    GROWTH FUND  ADJUSTMENTS  COMBINED
                                                           -----------   -----------  -----------  --------
Income:
  Dividends.......................................         $406,408        $595,289                $1,001,697
  Interest........................................          176,879         104,756                  $281,635
  Foreign taxes withheld..........................          (49,237)        (87,925)                ($137,162)
                                                        ------------    ------------   ----------  ----------
    Total Investment Income.......................          534,050         612,120            0    1,146,170
                                                        ------------    ------------   ----------  ----------
Expenses:
  Advisory fees...................................          420,697         477,363     (106,373)*    791,687
  Shareholder servicing fees......................           62,351         159,121       42,424 #    263,896
  Accounting fees.................................           10,049                          269 #     10,318
  Distribution fees...............................          117,011         318,242     (318,242)#    117,011
  Transfer agency fees............................           33,474          72,476      (23,407)#     82,543
  Registration fees...............................           69,663          19,418                    89,081
  Postage and mailing expenses....................            8,299                        5,000 #     13,299
  Custodian fees and expenses.....................           62,851          94,648      (15,000)#    142,499
  Printing expenses...............................           18,375          16,706                    35,081
  Legal and audit fees............................           10,270          40,294      (36,344)#     14,220
  Directors' fees and expenses....................            2,273          10,463       (8,000)#      4,736
  Other expenses..................................           23,996          14,840                    38,836
                                                        ------------    ------------   ----------  ----------
    Total Expenses................................          839,309       1,223,571     (459,673)   1,603,207
                                                                                                         1 52%
    Earnings Credits..............................          (14,929)                     (10,000)     (24,929)
                                                                                                        -0 02%
    Reimbursed/Waived Expenses....................          (37,242)                     (65,000)    (102,242)
                                                                                                        -0 10%
    Expense Offset to Broker Commissions..........           (2,959)                                   (2,959)
                                                                                                         0 00%
                                                        ------------    ------------   ----------  ----------
    Net Expenses..................................          784,179       1,223,571     (534,673)   1,473,077
                                                                                                         1 40%
                                                                                                  1477814 857
                                                        ------------    ------------   ----------  ----------
      Net Investment (Loss).......................         (250,129)       (611,451)     534,673     (326,907)
                                                        ------------    ------------   ----------  ----------
Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions

Net Realized Gain (Loss) from Security Transactions:
    Proceeds from long-term securities sold.......       71,162,261     132,783,767               203,946,028
    Proceeds from long-term U S Government
      Obligations sold............................                0
    Cost of securities sold.......................       70,907,338     128,220,568               199,127,906
                                                        ------------    ------------   ----------  ----------
Net Realized Gain from Security Transactions......          254,923       4,563,199            0    4,818,122

Net Realized (Loss) from Foreign Currency
  Transactions....................................           (3,182)        (20,416)                  (23,598)

Net Change in Unrealized Appreciation
  (Depreciation)..................................       (7,953,145)    (17,198,216)           0  (25,151,361)
                                                        ------------    ------------   ----------  ----------
    Net Realized and Unrealized (Loss)
      on Investments and Foreign Currency
      Transactions................................       (7,701,404)    (12,655,433)           0  (20,356,837)
                                                        ------------    ------------   ----------  ----------

Net (Decrease) in Net Assets Resulting from
   Operations.....................................      ($7,951,533)   ($13,266,884)    $534,673 ($20,683,744)
                                                        ------------    ------------   ----------  ----------

Purchases of long-term securities.................      $85,569,097    $119,751,857              $205,320,954
                                                        ------------    ------------   ----------  ----------
Purchases of long-term U S Government Obligations.               $0              $0           $0           $0
                                                        ------------    ------------   ----------  ----------

* Reflects adjustments to Advisory Fees based on the surviving Fund's contractual fee obligation
# Reflects increase of additional or elimination of duplicate services or fees

See Notes to Pro Forma Financial Statements

Founders Asset Management
Pro Forma Expense Calculations

                                              INTERNATIONAL        INTERNATIONAL
                                                 EQUITY               GROWTH                COMBINED
                                                 ------               ------                --------

Average Net Assets                                42,069,737           63,488,467         105,558,204

Advisory Fees                                     791,686.53                0.75%

Shareholder Servicing Fees                        263,895.51                0.25%

Accounting Fees                                       10,318  Assumes increase in net assets multiplied
                                                              by .02% then split between all funds.

Distribution Fees                                    117,011  Assumes no increase to distribution fees
                                                              as International Equity Class A has none.

Transfer Agency Fees                                  82,543  $33,474/2,4444 (AOA for International Equity)
                                                              = $13.70; $13.70 times (2,444 + 3581) accounts

Registration Fees

Postage and Mailing Expenses

Custodian Fees and Expeses

Printing Expenses

Legal and Audit Fees                                  14,220  International Growth Fund - Legal - 3,950;
                                                              Audit - 36,344

Directors' Fees and Expenses

Other Expenses

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

          At a special meeting of the Board of Directors of Dreyfus Founders International Equity Fund ( the "Fund") held on May 11, 2001 and at a special meeting of the Board of Directors of Dreyfus International Growth Fund held on May 21, 2001, the Boards of Directors each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus International Growth Fund, Dreyfus International Growth Fund will transfer all of its assets, subject to its liabilities, to the Fund, in exchange for a number of shares of the Fund equal in value to the net assets of Dreyfus International Growth Fund (the "Exchange"). Shares of the Fund then will be distributed to Dreyfus International Growth Fund shareholders on a pro rata basis in liquidation of Dreyfus International Growth Fund.

          The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and Dreyfus International Growth Fund at December 31, 2000. The unaudited pro forma statement of operations reflects the results of operations of the Fund and Dreyfus International Growth Fund for the twelve months ended December 31, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for pre-combination periods will not be restated. The fiscal year ends are December 31 for the Fund and May 31 for Dreyfus International Growth Fund.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at December 31, 2000.

NOTE 2--Portfolio Valuation:

          The market value of investments is determined from closing quotations on national security exchanges or at the last current bid price in the case of securities traded over-the-counter or by quotes from dealers making a market for securities not listed on an exchange or traded over-the-counter. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, each Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by each Fund's board of directors or pursuant to procedures approved by the board of directors. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Short-term securities, with remaining maturities of less than 60 days, are valued at amortized cost, which approximates market.

NOTE 3--Capital Shares:

          The pro forma net asset value per share assumes 3,195,548 additional Class A shares of the Fund were issued in connection with the proposed acquisition by the Fund of Dreyfus International Growth Fund as of December 31, 2000. The pro forma number of shares that would be issuable was calculated by dividing the net assets of Dreyfus International Growth Fund at December 31, 2000 by the net asset value per share of the Fund shares at December 31, 2000 of $14.42. The pro forma combined number of Class A shares outstanding of 3,503,113 consists of the 3,195,548 shares issuable to Dreyfus International Growth Fund as a result of the merger and the 307,565 Class A shares of the Fund outstanding at December 31, 2000.

NOTE 4--Pro Forma Operating Expenses:

          The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on December 31, 2000. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:

          Merger costs are estimated at approximately $71,000 and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the Funds carrying out their obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

          Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

          The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS FOUNDERS FUNDS, INC.
PART C
OTHER INFORMATION

Item 15.           Indemnification.

                     The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A, filed on February 28, 2001.

Item 16.	Exhibits - All references are to Post-Effective Amendments to the Registrant’s Registration Statement on Form N-1A (File No. 2-17531) (the “Registration Statement”) unless otherwise noted.

(1)(a)	Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 60.

(1)(b)	Articles Supplementary to Registrant's Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 60.

(1)(c)	Articles Supplementary to Registrant's Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 62.

(1)(d)	Articles Supplementary to Registrant's Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 63.

(1)(e)	Articles of Amendment to Registrant's Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 65.

(1)(f)	Articles Supplementary to Registrant's Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 66.

(1)(g)	Articles of Amendment to Registrant's Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 66.

(2)	By-Laws, as amended November 18, 1997. Incorporated by reference to Post-Effective Amendment No. 64.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Investment Advisory Agreement between the Registrant and Founders Asset Management LLC, dated April 1, 1998. Incorporated by reference to Post-Effective Amendment No. 64.

(6)(b)	Amended and Restated Appendix 1 to Investment Advisory Agreement, dated December 31, 1999. Incorporated by reference to Post-Effective Amendment No. 67.

(7)(a)	Underwriting Agreement between the Registrant and Dreyfus Service Corporation. Incorporated by reference to Post-Effective Amendment No. 68.

(7)(b)	Form of Distribution and Shareholder Support Agreement - Class F Shares. Incorporated by reference to Post-Effective Amendment No. 68.

(7)(c)	Form of Broker-Dealer Agreement. Incorporated by reference to Post-Effective Amendment No. 68.

(7)(d)	Form of Bank Affiliated Broker-Dealer Agreement. Incorporated by reference to Post-Effective Amendment No. 68.

(7)(e)	Form of Bank Agreement. Incorporated by reference to Post-Effective Amendment No. 68.

(8)	Not Applicable.
(9)(a)	Custody Agreement between the Registrant and Investors Fiduciary Trust Company (“IFTC”), dated January 3, 1994 (assigned by IFTC to State Street Bank and Trust Company effective April 1, 2000). Incorporated by reference to Post-Effective Amendment No. 62.

(9)(b)	Fee Schedule effective October 1, 1999. Incorporated by reference to Post-Effective Amendment No. 67.

(10)(a)	Distribution Plan (relating to Class F Shares only) and Distribution Plan (relating to Classes B, C, and T Shares). Incorporated by reference to Post-Effective Amendment No. 65.

10(b)	Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 66.

(11)	Opinion and consent of counsel.

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consents of Independent Auditors.

(15)	Not Applicable.

(16)	Powers of Attorney. Incorporated by reference to the Signature Page hereof.

(17)(a)	Form of Proxy.*

(17)(b)	Registrant's Prospectus dated May 1, 2001.

(17)(c)	Dreyfus International Funds, Inc.'s Prospectus and Statement of Additional Information dated October 1, 2000.

________________________

*    Filed herewith as part of the Prospectus/Proxy Statement.

**    To be filed by Post-Effective Amendment.

ITEM 17.            UNDERTAKINGS.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Denver, State of Colorado, on the 18th day of May, 2001.

DREYFUS FOUNDERS FUNDS, INC. (Registrant) By: /s/RICHARD W. SABO Richard W. Sabo, President

POWER OF ATTORNEY

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, Edward F. O’Keefe and Robert R. Mullery, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1993, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/Richard W. Sabo Richard W. Sabo	President (Principal Executive Officer)	May 18, 2001

/s/Francis P. Gaffney Francis P. Gaffney	Treasurer (Principal Financial and Accounting Officer)	May 18, 2001

/s/Eugene H. Vaughan Eugene H. Vaughan	Chairman of the Board	May 18, 2001

/s/Alan S. Danson Alan S. Danson	Director	May 18, 2001

/s/Joan D. Manley Joan D. Manley	Director	May 18, 2001

/s/Robert P. Mastrovita Robert P. Mastrovita	Director	May 18, 2001

/s/Trygve E. Myhren Trygve E. Myhren	Director	May 18, 2001

/s/George W. Phillips George W. Phillips	Director	May 18, 2001

/s/Jay A. Precourt Jay A. Precourt	Director	May 18, 2001

EXHIBIT INDEX

Exhibit 11 Exhibit 14 Exhibit 17(b) Exhibit 17(c)	Opinion and consent of Counsel.

Consents of Independent Auditors.

Registrant's Prospectus dated May 1, 2001.

Dreyfus International Funds, Inc.‘s Prospectus and Statement of Additional Information dated October 1, 2000.